LIDO CASINO RESORT, LLC


                                CREDIT AGREEMENT


               This CREDIT AGREEMENT is dated as of October 19, 2001 and entered into by and among LIDO CASINO RESORT, LLC ("Borrower"), THE FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY HERETO (each individually referred to herein as a "Lender" and collectively as "Lenders"), and THE BANK OF NOVA SCOTIA ("ScotiaBank"), as administrative agent for Lenders (in such capacity, "Administrative Agent").

                                 R E C I T A L S

               WHEREAS, Borrower is an indirect wholly-owned subsidiary of Venetian Casino Resort, LLC ("Venetian") and Las Vegas Sands, Inc. ("LVSI") and the owner of the Land (this and other capitalized terms used herein shall have the meanings given in subsection 1.1 of this Agreement) on which Borrower intends to develop and construct Phase II of the casino resort property being developed by LVSI, Venetian and their Subsidiaries;

               WHEREAS, Borrower has requested that Lender extend certain senior credit facilities to Borrower on the terms and conditions set forth herein, to be used, among other things, to (i) provide a letter of credit for the account of Borrower and for the benefit of Scotiabank, as agent for the lenders under the LVSI/Venetian Credit Agreement, (ii) pay for certain predevelopment activities (such as planning, design and permitting) in connection with Phase II during the term of the facilities, (iii) pay interest, fees and transaction costs associated with such credit facilities and (iv) pay for other general corporate expenditures, including loans and distributions to Affiliates to the extent permitted hereunder.

               WHEREAS, subject to the terms and conditions hereof Lenders are willing to extend such senior secured credit facilities to Borrower; and

               WHEREAS, Borrower is willing to secure all of the Obligations hereunder and under the other Loan Documents by granting to Administrative Agent on behalf of Lenders a First Priority Lien on the Collateral.

               NOW,  THEREFORE,   in  consideration  of  the  premises  and  the
agreements, provisions and covenants herein contained, Borrower, Lenders and Administrative Agent agree as follows:

Section 1.     DEFINITIONS

1.1       Certain Defined Terms.
---       ----------------------

               The following terms used in this Agreement shall have the following meanings:

               "Adelson" means Sheldon G. Adelson, an individual.

               "Adjusted Eurodollar Rate" means, for any Interest Rate Determination Date with respect to an Interest Period for a Eurodollar Rate Loan, the rate per annum obtained by dividing (i) the arithmetic average (rounded upward to the nearest 1/16 of one percent) of the offered quotations to first class banks in the interbank Eurodollar market by Scotiabank for U.S. dollar deposits of amounts in same day funds comparable to the respective principal amounts of the Eurodollar Rate Loans of Scotiabank for which the Adjusted Eurodollar Rate is then being determined with maturities comparable to such Interest Period as of approximately 10:00 A.M. (New York time) on such Interest Rate Determination Date by (ii) a percentage equal to 100% minus the stated maximum rate of all reserve requirements (including any marginal, emergency, supplemental, special or other reserves) applicable on such Interest Rate Determination Date to any member bank of the Federal Reserve System in respect of "Eurocurrency liabilities" as defined in Regulation D (or any successor category of liabilities under Regulation D).

               "Administrative Agent" has the meaning assigned to that term in the introduction to this Agreement and also means and includes any successor Administrative Agent appointed pursuant to subsection 9.5.

               "Affected Lender" has the meaning assigned to that term in subsection 2.6C.

               "Affected Loans" has the meaning assigned to that term in subsection 2.6C.

               "Affiliate", as applied to any Person, means any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, that Person. For the purposes of this definition, "control" (including, with

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               correlative  meanings,  the terms "controlling",  "controlled by"
               and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

               "Agreement" means this Credit Agreement dated as of October 19, 2001.

               "Aggregate Amounts Due" has the meaning assigned to that term in subsection 10.5.

               "Applied Amount" has the meaning assigned to that term in subsection 2.4B(iv)(b).

               "Asset Sale" means the sale by a Borrower or any of its Subsidiaries to any Person of (i) any of the stock of any of such Person's Subsidiaries, (ii) substantially all of the assets of any division or line of business of a Borrower or any of its Subsidiaries, or (iii) any other assets (whether tangible or intangible) of a Borrower or any of its Subsidiaries (other than
               (a) inventory or goods (other than equipment) sold in the ordinary course of business, (b) any other assets to the extent that the aggregate fair market value of such assets sold during any Fiscal Year, is less than or equal to $250,000.

               "Assignment   Agreement"   means  an   Assignment   Agreement  in
               substantially the form of Exhibit X annexed hereto.

               "Bankruptcy Code" means Title 11 of the United States Code entitled "Bankruptcy", as now and hereafter in effect, or any successor statute.

               "Base Rate" means, at any time, the higher of (x) the Prime Rate or (y) the rate which is 1/2 of 1% in excess of the Federal Funds Effective Rate.

               "Base  Rate  Loans"  means  Loans   bearing   interest  at  rates
               determined   by  reference  to  the  Base  Rate  as  provided  in
               subsection 2.2A.

               "Borrower"  has  the  meaning   assigned  to  that  term  in  the
               introduction to this Agreement.

               "Business Day" means (i) for all purposes other than as covered by clause (ii) below, any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of New York or Nevada or is a day on which banking institutions located in either such state are authorized or required by law or other governmental action to close, and (ii) with respect to all notices, determinations, fundings and payments in connection with the Adjusted Eurodollar Rate or any Eurodollar Rate Loans, any day that is a Business Day described in clause (i) above and that is also a day for trading by and between banks in Dollar deposits in the London interbank market.

               "Capital Lease", as applied to any Person, means any lease of any property (whether real, personal or mixed) by that Person as lessee that, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of that Person.

               "Cash" means (i) money, (ii) currency or (iii) a credit balance in a Deposit Account.

               "Cash Equivalents" means (a) [intentionally deleted], (b)(i) direct obligations of the United States of America (including obligations issued or held in book-entry form on the books of the Department of the Treasury of the United States of America) or obligations fully guaranteed by the United States of America,
               (ii) obligations, debentures, notes or other evidence of indebtedness issued or guaranteed by any other agency or instrumentality of the United States, (iii) interest-bearing demand or time deposits (which may be represented by certificates of deposit) issued by banks having general obligations rated (on the date of acquisition thereof) at least "A" or the equivalent by Standard & Poor's Ratings Group, a division of McGraw Hill, Inc. (together with its successors, "S&P") or Moody's Investors Service, Inc. (together with its successors, "Moody's") (S&P and Moody's together with any other nationally recognized credit rating agency if neither of such corporations is then currently rating the pertinent currently rating the pertinent obligations, a "Rating Agency") or, if not so rated, secured at all times, in the manner and to the extent provided by law, by collateral security in clause (i) or (ii) of this definition, of a market value of no less than the amount of monies so invested, (iv)

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               commercial  paper rated (on the date of  acquisition  thereof) at least "A-1" or "P-1" or the equivalent by any Rating Agency issued by any Person, (v) repurchase obligations for underlying securities of the types described in clause (i) or (ii) above, entered into with any commercial bank or any other financial institution having long-term unsecured debt securities rated (on the date of acquisition thereof) at least "A" or "A2" or the equivalent by any Rating Agency in connection with which such underlying securities are held in trust or by a third-party custodian, (vi) guaranteed investment contracts of any financial institution which has a long-term debt rated (on the date of acquisition thereof) at least "A" or "A2" or the equivalent by any Rating Agency, (vii) obligations (including both taxable and non-taxable municipal securities) issued or guaranteed by, and any other obligations the interest on which is excluded from income for Federal income tax purposes issued by, and any state of the United States of America or District of Columbia or the Commonwealth of Puerto Rico or any political subdivision, agency, authority or instrumentality thereof, which issuer or guarantor has (A) a short-term debt rated (on the date of acquisition thereof) at least "A-1" or "P-1" or the equivalent by any Rating Agency and (B) a long-term debt rated (on the date of acquisition thereof) at least "A" or "A2" or the equivalent by any Rating Agency, (viii) investment contracts of any financial institution either (A) fully secured by (1) direct obligations of the United States, (2) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States or (3) securities or receipts evidencing ownership interest in obligations or special portions thereof described in clause (1) or (2), in each case guaranteed as full faith and credit obligations of the United States of America, having a market value at least equal to 102% of the amount deposited thereunder, or (B) with long-term debt rated (on the date of acquisition thereof) at least "A" or "A2" or the equivalent by any Rating Agency and short-term debt rated (on the date of acquisition thereof) at least "A-1" or "P-1" or the equivalent by any Rating Agency, (ix) a contract or investment agreement with a provider or guarantor (A) which provider or guarantor is rated (on the date of acquisition thereof) at least "A" or "A2" or the equivalent by any Rating Agency (provided that if a guarantor is a party to the rating, the guaranty must be unconditional and must be confirmed in writing prior to any assignment by the provider to any subsidiary of such guarantor), (B) providing that monies invested shall be payable to Administrative Agent without condition (other than notice) and without brokerage fee or other penalty, upon not more than two Business Days' notice for
               application   when  and  as  required  or  permitted   under  the
               Collateral Documents, and (C) stating that such contract or agreement is unconditional, expressly disclaiming any right of setoff and providing for immediate termination in the event of insolvency of the provider and termination upon demand of
               Administrative Agent (which demand shall only be made at the direction of the Borrower) after any payment or other covenant default by the provider, or (x) any debt instruments of any Person which instruments are rated (on the date of acquisition thereof) at least "A," "A2", "A-1" or "P-1" or the equivalent by any Rating Agency, provided that in each case of clauses (i) through (x), such investments are denominated in Dollars and maturing not more than 13 months from the date of acquisition thereof; (c) investments in any money market fund which is rated (on the date of acquisition thereof) at least "A" or "A2" or the equivalent by any Rating Agency; (d) investments in mutual funds sponsored by any securities broker-dealer of recognized national standing having an investment policy that requires substantially
               all  the  invested   assets  of  such  fund  to  be  invested  in
               investments described in any one or more of the foregoing clauses and having a rating of at least "A" or "A2" or the equivalent by any Rating Agency; or (e) investments in both taxable and nontaxable (i) periodic auction reset securities which have final maturities between one and 30 years from the date of issuance and are repriced through a dutch auction or other similar method every 35 days or (ii) auction preferred shares which are senior securities of leveraged closed end municipal bond funds and are repriced pursuant to a variety of rate reset periods, in each case having a rating (on the date of acquisition thereof) of at least "A" or "A2" or the equivalent of any Rating Agency.

               "Certificate re Non-Bank Status" means a certificate substantially in the form of Exhibit VI annexed hereto delivered by a Lender to Administrative Agent pursuant to subsection 2.7B(iii).

               "Chase Credit Agreement" means the unsecured bank line of credit of Borrower with The Chase Manhattan Bank, as amended May 31, 2001.


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               "Class" means,  as applied to Lenders,  each of the following two classes of Lenders:  (i) Lenders  having Term Loan  Exposure  and
               (ii) Lenders having Revolving Loan Exposure.

               "Closing Date" means the date, on or before October 19, 2001, on which this Agreement is executed and delivered and all conditions for the occurrence thereof set forth in subsection 4.1 shall have been satisfied or waived by Administrative Agent.

               "Code" means the Internal Revenue Code of 1986, as amended to the date hereof and from time to time hereafter, and any successor statute.

               "Collateral" means, collectively, all of the real, personal and mixed property (including capital stock) in which Liens are purported to be granted pursuant to the Collateral Documents as security for the Obligations.

               "Collateral Documents" means the Company Security Agreement, the Deed of Trust, any Subsidiary Security Agreements and all other instruments or documents delivered by a Loan Party pursuant to this Agreement or any of the other Loan Documents in order to grant to Administrative Agent on behalf of Lenders a Lien on any real, personal or mixed property of that Loan Party as security for the Obligations.

               "Commercial Letter of Credit" means any letter of credit or similar instrument issued for the purpose of providing the primary payment mechanism in connection with the purchase of any materials, goods or services by Borrower in the ordinary course of business of Borrower.

               "Commitment" means the commitment of a Lender to make Loans as set forth in subsection 2.1A, and "Commitments" means such commitments of all Lenders in the aggregate.

               "Company Security Agreement" means the Company Security Agreement
               executed   and   delivered   by  Borrower  on  the  date  hereof,
               substantially in the form of Exhibit VII annexed hereto.

               "Compliance Certificate" means a certificate substantially in the form of Exhibit IV annexed hereto delivered to Lender by Borrower pursuant to subsection 6.1(iv).

               "Contingent Obligation", as applied to any Person, means any direct or indirect liability, contingent or otherwise, of that Person (i) with respect to any Indebtedness, lease, dividend or other obligation of another if the primary purpose or intent thereof by the Person incurring the Contingent Obligation is to provide assurance to the obligee of such obligation of another that such obligation of another will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected (in whole or in part) against loss in respect thereof, (ii) with respect to any letter of credit issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings, or (iii) under Interest Rate Agreements. Contingent Obligations shall include (a) the direct or indirect guaranty, endorsement (otherwise than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of another, (b) the obligation to make take-or-pay or similar payments if required regardless of non-performance by any other party or parties to an agreement, and (c) any liability of such Person for the obligation of another through any agreement
               (contingent or otherwise) (X) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise) or (Y) to maintain the solvency or any balance sheet item, level of income or financial condition of another if, in the case of any agreement described under subclauses (X) or (Y) of this sentence, the primary purpose or intent thereof is as described in the preceding sentence. The amount of any Contingent Obligation shall be equal to the amount of the obligation so guaranteed or otherwise supported or, if less, the amount to which such Contingent Obligation is specifically limited.

               "Contractual Obligation", as applied to any Person, means any provision of any Security issued by that Person or of any material indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject.


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               "Contractors"  means  any  architects,   consultants,  designers,
               contractors, subcontractors, suppliers, laborers or any other Person engaged by Borrower.

               "Contracts" means, collectively, the contracts entered into, from time to time, between Borrower and any Contractor for performance of services or sale of goods.

               "Cooperation Agreement" means that certain Amended and Restated Reciprocal Easement, Use and Operating Agreement dated as of November 14, 1997 by and between Venetian, Grand Canal Shops Mall Construction, LLC (replaced by Grand Canal Shops Mall Subsidiary, LLC pursuant to an amendment dated December 20, 1999) and Interface.

               "Debt Service Reserve Amount" means $1,000,000, provided that if the aggregate amount of Term Loans and Revolving Loan Commitments is increased above $17,500,000, such amount shall be increased by the product of 0.057 times the aggregate amount by which the Term Loans and Revolving Loan Commitments are increased.

               "Deed of Trust" means that certain Deed of Trust, Assignment of Rents and Leases and Security Agreement in the form of Exhibit VIII annexed hereto, dated effective as of the Closing Date granted by Borrower to Nevada Title Company, for the benefit of Administrative Agent, as agent for the Lenders.

               "Deposit Account" means a demand, time, savings, passbook or like account with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a negotiable certificate of deposit.

               "Dollars" and the sign "$" mean the lawful money of the United States of America.

               "Eligible Assignee" means (A) (i) a commercial bank organized under the laws of the United States or any state thereof; (ii) a savings and loan association or savings bank organized under the laws of the United States or any state thereof; (iii) a commercial bank organized under the laws of any other country or a political subdivision thereof; provided that (x) such bank is acting through a branch or agency located in the United States or
               (y) such bank is organized under the laws of a country that is a member of the Organization for Economic Cooperation and Development or a political subdivision of such country; and (iv) any other entity which is an "accredited investor" (as defined in Regulation D under the Securities Act) which extends credit or buys loans as one of its businesses including insurance companies, mutual funds and lease financing companies; and (B) any Lender and any Affiliate of any Lender; provided that no Affiliate of Borrower shall be an Eligible Assignee; provided further that so long as no Event of Default shall have occurred and be continuing, no (i) Person that owns or operates a casino located in the State of Nevada or the State of New Jersey (or is an Affiliate of such a Person) (provided that a passive investment constituting less than 20% of the common stock of any such casino shall not constitute ownership thereof for the purposes of this definition), (ii) Person that owns or operates a convention, trade show or exhibition facility in Las Vegas, Nevada or Clark County, Nevada (or an Affiliate of such a Person) (provided that a passive investment constituting less than 20% of the common stock of any such convention or trade show facility shall not constitute ownership for the purpose of this definition), or (iii) union pension fund (provided that any intermingled fund or managed account which has as part of its assets under management the assets of a union pension fund shall not be disqualified from being an Eligible Assignee hereunder so long as the manager of such fund is not controlled by a union), shall be an Eligible Assignee, in each case which Person shall not have been denied an approval or a license, or found unsuitable under the Nevada Gaming Laws applicable to Lenders.

               "Employee Benefit Plan" means any "employee benefit plan" as defined in Section 3(3) of ERISA which is or was maintained or contributed to by Borrower, any of its Subsidiaries or any of their respective ERISA Affiliates.

               "Environmental Claim" means any investigation, notice, notice of violation, claim, action, suit, proceeding, demand, abatement order or other order or directive (conditional or otherwise), by any governmental authority or any other Person, arising (i) pursuant to or in connection with any actual or alleged violation of any Environmental Law, (ii) in connection with any Hazardous




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               Materials or any actual or alleged Hazardous  Materials Activity, or (iii) in connection with any actual or alleged damage, injury, threat or harm to health, safety, natural resources or the environment.

               "Environmental   Laws"  means  any  and  all  current  or  future
               statutes, ordinances, orders, rules, regulations, judgments, Permits, or any other requirements of governmental authorities relating to (i) environmental matters, including those relating to any Hazardous Materials Activity, (ii) the generation, use, storage, transportation or disposal of Hazardous Materials, or
               (iii) occupational safety and health, industrial hygiene, land use or the protection of human, plant or animal health or welfare, in any manner applicable to Borrower or any of its
               Subsidiaries or any Facility, including the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C.ss. 9601 et seq.), the Hazardous Materials Transportation Act (49 U.S.C.ss. 1801 et seq.), the Resource Conservation and Recovery Act (42 U.S.C.ss. 6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C.ss. 1251 et seq.), the Clean Air Act (42 U.S.C.ss. 7401 et seq.), the Toxic Substances Control Act (15 U.S.C.ss. 2601 et seq.), the Federal Insecticide, Fungicide and Rodenticide Act (7 U.S.C.ss.136 et seq.), the Occupational Safety and Health Act (29 U.S.C.ss. 651 et seq.), the Oil Pollution Act (33 U.S.C.ss. 2701 et seq.) and the Emergency Planning and Community Right-to-Know Act (42 U.S.C.ss. 11001 et seq.), each as amended or supplemented, any analogous present or future state or local statutes or laws, and any regulations promulgated pursuant to any of the foregoing.

               "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor thereto.

               "ERISA Affiliate" means, as applied to any Person, (i) any corporation which is a member of a controlled group of corporations within the meaning of Section 414(b) of the Code of which that Person is a member; (ii) any trade or business (whether or not incorporated) which is a member of a group of trades or businesses under common control within the meaning of
               Section 414(c) of the Code of which that Person is a member;  and
               (iii) any member of an affiliated service group within the meaning of Section 414(m) or (o) of the Code of which that Person, any corporation described in clause (i) above or any trade or business described in clause (ii) above is a member. Any former ERISA Affiliate of Borrower or any of its Subsidiaries shall continue to be considered an ERISA Affiliate of Borrower or such Subsidiary within the meaning of this definition with respect to the period such entity was an ERISA Affiliate of Borrower or such Subsidiary and with respect to liabilities arising after such period for which Borrower or such Subsidiary could be liable under the Code or ERISA.

               "ERISA Event" means (i) a "reportable event" within the meaning of Section 4043 of ERISA and the regulations issued thereunder with respect to any Pension Plan (excluding those for which the provision for 30-day notice to the PBGC has been waived by regulation); (ii) the failure to meet the minimum funding standard of Section 412 of the Code with respect to any Pension Plan (whether or not waived in accordance with Section 412(d) of the Code) or the failure to make by its due date a required installment under Section 412(m) of the Code with respect to any Pension Plan or the failure to make any required contribution to a Multiemployer Plan; (iii) the provision by the administrator of any Pension Plan pursuant to Section 4041(a)(2) of ERISA of a notice of intent to terminate such plan in a distress termination described in Section 4041(c) of ERISA; (iv) the withdrawal by Borrower, any of its Subsidiaries or any of their respective ERISA Affiliates from any Pension Plan with two or more contributing sponsors or the termination of any such Pension Plan resulting in liability pursuant to Section 4063 or 4064 of ERISA;
               (v) the institution by the PBGC of proceedings to terminate any Pension Plan, or the occurrence of any event or condition which might constitute grounds under ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan;
               (vi) the imposition of liability on Borrower, any of its Subsidiaries or any of their respective ERISA Affiliates pursuant to Section 4062(e) or 4069 of ERISA or by reason of the application of Section 4212(c) of ERISA; (vii) the withdrawal of Borrower, any of its Subsidiaries or any of their respective ERISA Affiliates in a complete or partial withdrawal (within the meaning of Sections 4203 and 4205 of ERISA) from any Multiemployer Plan if there is any potential liability therefor, or the receipt by Borrower, any of its Subsidiaries or any of their respective ERISA Affiliates of notice from any Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA, or that it intends to terminate or has terminated under Section 4041A or 4042 of ERISA;
               (viii) the occurrence of an act or omission which could give rise to the imposition on Borrower, any of its Subsidiaries or any of their respective ERISA Affiliates of fines, penalties, taxes or related charges under Chapter 43 of the Code or under Section 409, Section 502(c), (i) or (l), or Section 4071 of ERISA in respect of any Employee Benefit Plan; (ix) the assertion of a material claim (other than routine claims for benefits) against any Employee Benefit Plan other than a Multiemployer Plan or the assets thereof, or against Borrower, any of its Subsidiaries or any of their respective ERISA Affiliates in connection with any Employee Benefit Plan; (x) receipt from the Service of notice of the failure of any Pension Plan (or any other Employee Benefit Plan intended to be qualified under Section 401(a) of the Code) to qualify under Section 401(a) of the Code, or the failure of any trust forming part of any Pension Plan to qualify for exemption from taxation under Section 501(a) of the Code; or (xi) the imposition of a Lien pursuant to Section 401(a)(29) or 412(n) of the Code or pursuant to ERISA with respect to any Pension Plan.

               "Eurodollar Rate Loans" means Loans bearing interest at rates determined by reference to the Adjusted Eurodollar Rate as provided in subsection 2.2A.

               "Event of Default"  means each of the events set forth in Section
               8.

               "Event of Loss" means, with respect to any property or asset (tangible or intangible, real or personal), any of the following:
               (A) any loss,  destruction  or damage of such  property or asset;
               (B) any actual condemnation, seizure or taking by exercise of the power of eminent domain or otherwise of such property or asset, or confiscation of such property or asset or the requisition of the use of such property or asset; or (C) any settlement in lieu of clause (B) above.

               "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

               "Facilities" means any and all real property (including all buildings, fixtures or other improvements located thereon) now, hereafter or heretofore owned, leased, operated or used by Borrower or any of its Subsidiaries or any of their respective predecessors including, without limitation, the Land.

               "FDIC" means the Federal Deposit Insurance Corporation.

               "Federal Funds Effective Rate" means, for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by
               Administrative Agent from three Federal funds brokers of recognized standing selected by Administrative Agent.

               "First Priority" means, with respect to any Lien purported to be created in any Collateral pursuant to any Collateral Document, that such Lien is the only Lien (other than Liens permitted pursuant to subsection 7.2) to which such Collateral is subject.

               "Fiscal Quarter" means a fiscal quarter of any Fiscal Year.

               "Fiscal Year" means the fiscal year of Borrower ending on December 31 of each calendar year.

               "Funding and Payment Office" means (i) the office of Lender located at 600 Peachtree Street NE, Suite 2700, Atlanta, Georgia 30308 or (ii) such other office of Administrative Agent as may from time to time hereafter be designated as such in a written notice delivered by Administrative Agent to Borrower and each Lender.

               "Funding Date" means the date of the funding of a Loan.

               "GAAP" means, subject to the limitations on the application thereof set forth in subsection 1.2, generally accepted accounting principles set forth in opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, in each case as the same are applicable to the circumstances as of the Closing Date.

               "Gaming License" means every license, franchise or other authorization to own, lease, operate or otherwise conduct gaming activities of the Borrower or any of its Subsidiaries, including without limitation, all such licenses granted under the Nevada Gaming Control Act, and the regulations promulgated pursuant thereto, and other applicable federal, state, foreign or local laws.

               "Governmental Acts" has the meaning assigned to that term in subsection 3.5A.

               "Governmental Instrumentality" means any national, state or local government (whether domestic or foreign), any political subdivision thereof or any other governmental, quasi-governmental, judicial, public or statutory instrumentality, authority, body, agency, bureau or entity, (including the Nevada Gaming Authorities, any zoning authority, the FDIC, the Comptroller of the Currency or the Federal Reserve Board, any central bank or any comparable authority) or any arbitrator with authority to bind a party at law.

               "Harrah's Shared Roadway Agreement" means an agreement between Venetian and Harrah's Casino Resort, as contemplated by the existing letter of intent between the parties with respect to the sharing of the common road between the parties and certain plans with respect to the improvements to be made thereto. "Hazardous Materials" means (i) any chemical, material or substance at any time defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "extremely hazardous waste", acutely hazardous waste", "radioactive waste", "biohazardous waste", "pollutant", "toxic pollutant", "contaminant", "restricted hazardous waste", "infectious waste", "toxic substances", or any other term or expression intended to define, list or classify substances by reason of properties harmful to health, safety or the indoor or outdoor environment (including harmful properties such as ignitability, corrosivity, reactivity, carcinogenicity, toxicity, reproductive toxicity, "TCLP toxicity" or "EP toxicity" or words of similar import under any applicable Environmental Laws); (ii) any oil, petroleum, petroleum fraction or petroleum derived substance; (iii) any drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, natural gas or geothermal resources; (iv) any flammable substances or explosives; (v) any radioactive materials; (vi) any asbestos-containing materials; (vii) urea formaldehyde foam insulation; (viii) electrical equipment which contains any oil or dielectric fluid containing polychlorinated biphenyls; (ix) pesticides; and (x) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority or which may or could pose a hazard to the health and safety of the owners, occupants or any Persons in the vicinity of any Facility or to the indoor or outdoor environment.

               "Hazardous Materials Activity" means any past, current, proposed or threatened activity, event or occurrence involving any Hazardous Materials, including the use, manufacture, possession, storage, holding, presence, existence, location, Release, threatened Release, discharge, placement, generation, transportation, processing, construction, treatment, abatement, removal, remediation, disposal, disposition or handling of any Hazardous Materials, and any corrective action or response action with respect to any of the foregoing.

               "Improvements"   means   any   buildings,   fixtures   and  other
               improvements to be situated on the Land.

               "Included Taxes" has the meaning assigned to that term in subsection 2.7B(i).

               "Increasing Lender" has the meaning assigned to that term in subsection 2.1A(iii).

               "Indebtedness", as applied to any Person, means (i) all indebtedness for borrowed money, (ii) that portion of obligations with respect to Capital Leases that is properly classified as a liability on a balance sheet in conformity with GAAP, (iii) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money, (iv) any obligation owed for all or any part of the deferred purchase price of property or services (excluding any such obligations incurred under ERISA and trade payables and accruals incurred in the ordinary course of business), and (v) all indebtedness secured by any Lien on any property or asset owned or held and under Contracts by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is nonrecourse to the credit of that Person.

               "Indemnitee" has the meaning assigned to that term in subsection 10.3.

               "Independent Financial Advisor" means an accounting, appraisal or investment banking firm of nationally recognized standing that is, in the judgment of Borrower's managing member (i) qualified to perform the task for which it has been engaged and (ii) disinterested and independent with respect to the Borrower and its Subsidiaries, if any, and each Affiliate of LVSI and Adelson.

               "Intellectual Property" means all patents, trademarks, trade names, copyrights, technology, know-how and processes used in or necessary for the conduct of the business of Borrower as proposed to be conducted pursuant to the Operative Documents that are material to the condition (financial or otherwise), business or operations of the Borrower.

               "Interest Payment Date" means (i) with respect to any Base Rate Loan, each March 31, June 30, September 30 and December 31 of each year, commencing on December 31, 2001, and (ii) with respect to any Eurodollar Rate Loan, the last day of each Interest Period applicable to such Loan, provided that in the case of each Interest Period of longer than three months "Interest Payment Date" shall also include each date that is three months, or an integral multiple thereof, after the commencement of such Interest Period.

               "Interest Period" has the meaning assigned to that term in subsection 2.2B.

               "Interest Rate Determination Date" means, with respect to any Interest Period, two Business Days prior to the first day of such Interest Period.

               "Interface"   means  Interface   Group-Nevada,   Inc.,  a  Nevada
               corporation.

               "Investment" means (i) any direct or indirect purchase or other acquisition by Borrower or any of its Subsidiaries of, or of a beneficial interest in, any Securities of any other Person (including any Subsidiary), (ii) any direct or indirect redemption, retirement, purchase or other acquisition for value, by Borrower or any of its Subsidiaries from any Person, of any equity Securities of any Subsidiary of Borrower, or (iii) any
               direct or indirect loan, advance (other than advances to employees for moving, entertainment and travel expenses, drawing accounts and similar expenditures in the ordinary course of business) or capital contribution by Borrower or any of its Subsidiaries to any other Person, including all indebtedness and accounts receivable from that other Person that are not current assets or did not arise from sales to that other Person in the ordinary course of business. The amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment.

               "Issuing Lender" means, with respect to any Letter of Credit, the Lender which agrees or is otherwise obligated to issue such Letter of Credit, determined as provided in subsection 3.1B(ii).

               "Joint Venture" means a joint venture, partnership or other similar arrangement, whether in corporate, partnership, limited liability company or other legal form; provided that in no event shall any corporate Subsidiary of any Person be considered to be a Joint Venture to which such Person is a party.

               "Land"  means  the  real  property   owned  in  fee  by  Borrower
               consisting of approximately 15.46 acres as described in more detail on Exhibit XII attached hereto.

               "Legal Requirements" means all laws, statutes, orders, decrees, injunctions, licenses, permits, approvals, agreements and regulations of any Governmental Instrumentality having jurisdiction over the matter in question.

               "Lender" and "Lenders" means the persons identified as "Lenders" and listed on the signature pages of this Agreement and any new Lenders, together with their respective successors and permitted assigns pursuant to subsection 10.1; provided that the term

               "Lenders", when used in the context of a particular Commitment, shall mean Lenders having that Commitment.

               "Letter of Credit" or "Letters of Credit" means Commercial Letters of Credit and Standby Letters of Credit issued or to be issued by Issuing Lenders for the account of Borrower pursuant to subsection 3.1.

               "Letter of Credit Usage" means, as at any date of determination, the sum of (i) the maximum aggregate amount which is or at any time thereafter may become available for drawing under all Letters of Credit then outstanding plus (ii) the aggregate amount of all drawings under Letters of Credit honored by Issuing Lenders and not theretofore reimbursed by Borrower (including any such reimbursement out of the proceeds of Revolving Loans pursuant to subsection 3.3B).

               "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the UCC).

               "Liquidated Damages" means any proceeds or liquidated damages paid pursuant to any obligation, default or breach under the Contracts (net of actual and documented reasonable costs incurred by Borrower in connection with adjustment or settlement thereof, including taxes and any reasonable provisions made in respect of such costs and expenses (including any such taxes paid or payable by an owner of Borrower or any of its Subsidiaries)). For purposes of this definition, so-called "liquidated damages" insurance policies shall be deemed to be Contracts.

               "Loan" or "Loans" means one or more of the Term Loans or the Revolving Loans or any combination thereof made pursuant to
               Section 2.1A.

               "Loan Documents" means this Agreement, the Notes, the Letters of Credit (and any applications for, or reimbursement agreements or other documents or certificates executed by Borrower in favor of an Issuing Lender relating to, the Letters of Credit), any Subsidiary Guaranties, and the Collateral Documents.

               "Loan Party" means Borrower and any Subsidiary of Borrower which may hereafter become a party to any Loan Document and "Loan Parties" means all such Persons, collectively.

               "Loss Proceeds" means the proceeds of any insurance policy required to be maintained by the Borrower hereunder.

               "LVSI" has the meaning set forth in the Recitals hereto.

               "LVSI/Venetian Credit Agreement" means that certain Amended and Restated Credit Agreement, dated as of September 17, 2001 by and among LVSI and Venetian, as borrowers, certain lenders party thereto from time to time and Scotiabank as administrative agent.

               "Margin  Stock"  has  the  meaning   assigned  to  that  term  in
               Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time.

               "Material Adverse Effect" means (i) a material adverse effect upon the business, operations, properties, assets, condition (financial or otherwise) or prospects of LVSI and its
               Subsidiaries, taken as a whole to the extent such material adverse effect could reasonably be expected to materially impair the ability of Venetian to perform its obligations under the
               Phase II Lease, (ii) a material adverse effect upon the Collateral, taken as a whole (including without limitation the value thereof) or the financial condition of Borrower and its Subsidiaries, if any, taken as a whole, (iii) the material impairment of the ability of any Loan Party to observe or perform, or of Administrative Agent or Lenders to enforce, the Obligations, provided that any adverse effect of the type described in clauses (i), (ii) or (iii) above occurring prior to the date hereof as a result of the events of September 11, 2001, shall not constitute a Material Adverse Effect hereunder, so long as such adverse effect does not worsen in any material respect following the date hereof.

               "Material Contract" means (i) the Phase II Lease, and (ii) any other contract or other arrangement to which Borrower, or any of its Subsidiaries are a party (other than the Loan Documents) for which breach, nonperformance, cancellation or failure to renew could reasonably be expected to have a Material Adverse Effect.

               "Mortgage Policy" has the meaning assigned to that term in Subsection 4.1C of this Agreement.

               "Mortgaged   Property"  means  the  real  property  described  in
               Schedule 5.5.

               "Multiemployer Plan" means any Employee Benefit Plan which is a "multiemployer plan" as defined in Section 3(37) of ERISA.

               "Net Asset Sale Proceeds" means the aggregate cash proceeds received by Borrower or any of its Subsidiaries in respect of any Asset Sale, net of (i) the direct costs relating to such Asset Sale (including, without limitation legal, accounting and investment banking fees and expenses, employee severance and termination costs, any trade payables or similar liabilities related to the assets sold and required to be paid by the seller as a result thereof and sales, finders' or broker's commission), and any relocation expenses incurred as a result thereof and taxes paid or payable as result thereof (including, without limitation, any such taxes paid or payable by an owner of Borrower or any of its Subsidiaries) (after taking into account any available tax credits or deductions and any tax sharing arrangements), (ii) amounts required to be applied to the repayment of Indebtedness secured by a Lien (or amounts permitted by the terms of such Indebtedness to be otherwise reinvested in the Project to the extent so reinvested) which is prior to the Lien under the Collateral Documents on the asset or assets that are the subject of such Asset Sale, (iii) all distributions and other payments required to be made to minority interest holders in a Subsidiary or joint venture as a result of the Asset Sale and (iv) any reasonable reserve for adjustment in respect of the sale price of such asset or assets or any liabilities associated with the asset disposed of in such Asset Sale.

               "New Lenders" has the meaning assigned to that term under subsection 2.1A(iii).

               "Net Loss Proceeds" means the aggregate cash proceeds received by Borrower or any of its Subsidiaries in respect of any Event of Loss, including, without limitation, insurance proceeds, condemnation awards or damages awarded by any judgment, net of the direct costs in recovery of such Net Loss Proceeds (including, without limitation, legal, accounting, appraisal and insurance adjuster fees and expenses) and any taxes paid or payable as a result thereof (including, without limitation, any such taxes paid or payable by an owner of Borrower or any of its Subsidiaries) (after taking into account any available tax credits or deductions and any tax sharing arrangements) and amounts required to be applied to the repayment of Indebtedness secured by a Lien (or amounts permitted by the terms of such Indebtedness to be otherwise reinvested in the Project to the extent so reinvested) which is prior to the Liens of Lender under the Collateral Documents on the asset or assets that are the subject of the Event of Loss. Notwithstanding the foregoing, all proceeds of so-called "liquidated damages" insurance policies shall not be Net Loss Proceeds but shall be Liquidated Damages.

               "Net Proceeds Amount" has the meaning assigned to that term in subsection 2.4B(iii)(d).

               "Nevada Gaming Authorities" shall mean, collectively, the Nevada Gaming Commission, the Nevada State Gaming Control Board, and the Clark County Liquor and Gaming Licensing Board.

               "Nevada Gaming Laws" shall mean the Nevada Gaming Control Act, as modified in Chapter 463 of the Nevada Revised Statutes, as amended from time to time, and the regulations of the Nevada Gaming Commission promulgated thereunder, as amended from time to time.

               "Non-US Lender" has the meaning assigned to that term in subsection 2.7B(iii)(a).

               "Note" means one or more of the Term Notes or Revolving Notes or any combination thereof.

               "Notice of Borrowing" means a notice substantially in the form of
               Exhibit I annexed hereto delivered by Borrower to Administrative Agent pursuant to subsection 2.1B with respect to a proposed borrowing.

               "Notice of Conversion/Continuation" means a notice substantially in the form of Exhibit II annexed hereto delivered to Administrative Agent pursuant to subsection 2.2D with respect to a proposed conversion or continuation of the applicable basis for determining the interest rate with respect to the Loans specified therein.

               "Notice of Issuance of Letter of Credit" means a notice substantially in the form of Exhibit IX annexed hereto delivered by Borrower to Administrative Agent pursuant to subsection
               3.1B(i) with respect to the proposed issuance of a Letter of Credit.

               "Obligations" means all obligations of every nature of each Loan Party from time to time owed to Administrative Agent, Lenders, or any of them under the Loan Documents, whether for principal, interest, reimbursement of amounts drawn under Letters of Credit, fees, expenses, indemnification or otherwise.

               "Officers' Certificate" means, as applied to any corporation, a certificate executed on behalf of such corporation by its chairman of the board (if an officer) or its president or one of its vice presidents and by its chief financial officer or its treasurer (in their capacity as such officer); provided that every Officers' Certificate with respect to the compliance with a condition precedent to the making of any Loans hereunder shall include (i) a statement that the officer or officers making or giving such Officers' Certificate have read such condition and any definitions or other provisions contained in this Agreement relating thereto, (ii) a statement that, in the opinion of the signers, they have made or have caused to be made such examination or investigation as is reasonably necessary to enable them to express an informed opinion as to whether or not such condition has been complied with, and (iii) a statement as to whether, in the opinion of the signers, such condition has been complied with in all material respects.

               "Operating  Lease"  means,  as applied to any  Person,  any lease
               (including leases that may be terminated by the lessee at any time) of any property (whether real, personal or mixed) that is not a Capital Lease other than any such lease under which that Person is the lessor.

               "Operative Documents" means the Loan Documents and the Project Documents.

               "Organizational Documents" means (i) with respect to any corporation, its certificate or articles of incorporation and its bylaws, (ii) with respect to any limited partnership, its certificate of limited partnership and its partnership agreement,
               (iii) with respect to any general partnership, its partnership agreement, (iv) with respect to any limited liability company, its articles or certificate of organization and its operating agreement and (v) with respect to any other entity, its equivalent organizational, governing documents.

               "PBGC" means the Pension Benefit Guaranty Corporation or any successor thereto.

               "Pension Plan" means any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to Section 412 of the Code or Section 302 of ERISA.

               "Permits" means all authorizations, consents, decrees, permits, waivers, privileges, approvals from and filings with all Governmental Instrumentalities including, without limitation, the Nevada Gaming Authorities necessary for the conduct of the business of Borrower and its Subsidiaries, including development of Phase II.

               "Permitted Liens" means the following types of Liens (excluding any such Lien imposed pursuant to Section 401(a)(29) or 412(n) of the Code or by ERISA, any such Lien relating to or imposed in connection with any Environmental Claim, and any such Lien expressly prohibited by any applicable terms of any of the Collateral Documents provided in each case that such Liens do not secure Indebtedness for borrowed money):

                    (i) Liens for taxes,  assessments or governmental charges or claims the payment of which is not, at the time, required by subsection 6.3;

                    (ii) statutory Liens of landlords,  statutory Liens of banks and rights of set-off, statutory Liens of carriers, warehousemen, mechanics, repairmen, workmen and materialmen, and other Liens imposed by law, in each case incurred in the ordinary course of business (a) for amounts not yet overdue or (b) for amounts that are overdue and that (in the case of any such amounts overdue for a period in excess of 5 days) are being contested in good faith by appropriate proceedings, so long as (1) such reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made for any such contested amounts, and (2) in the case of a Lien with respect to any portion of the Collateral, such contest proceedings conclusively operate to stay the sale of any portion of the Collateral on account of such Lien;

                    (iii) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, trade contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money), incurred in the ordinary course of business (a) for amounts not yet overdue or (b) for amounts that are overdue and that (in the case of any such amounts overdue for a period in excess of 5 days) are being contested in good faith by appropriate proceedings, so long as (1) such reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made for any such contested amounts and (2) in the case of a Lien with respect to any portion of the Collateral, such contest proceedings conclusively operate to stay the sale of any portion of the Collateral on account of such Lien;

                    (iv) any  attachment  or judgment Lien not  constituting  an
               Event of Default under subsection 8.8;

                    (v) easements, rights-of-way,  restrictions,  encroachments, and other minor defects or irregularities in title, in each case which do not and will not interfere in any material respect with the ordinary conduct of the business of a Borrower or any of its Subsidiaries or result in a material diminution in the value of any Collateral as security for the Obligations;

                    (vi) the Phase II Lease and any leasehold  mortgage in favor of any party  financing the lessee under such lease provided that
               (a) neither Borrower nor any of its Subsidiaries is liable for the payment of any principal of, or interest, premiums or fees on, such financing and (b) the affected lease and leasehold mortgage are expressly made subject and subordinate to the Lien of the Deed of Trust;

                    (vii) leases listed on Schedule 5.5 as in effect on the date hereof so long as each such lease is terminable on not more than 30 days notice.

                    (viii) Liens  arising from filing UCC  financing  statements relating solely to leases permitted by this Agreement;

                    (ix) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

                    (x) any zoning or similar law or right reserved to or vested in any governmental office or agency to control or regulate the use of any real property;

                    (xi) Liens created or contemplated by the Cooperation Agreement (as in effect on the date hereof);

                    (xii) Liens on real property of Borrower arising pursuant to that certain Harrah's Shared Roadway Agreement (as in effect on November 14, 1997);

                    (xiii) Liens incurred in connection with the construction of a pedestrian bridge or a pedestrian tunnel under Las Vegas Boulevard and Sands Avenue provided that such Liens will not (i) materially interfere with, impair or detract from the operation of the business of Borrower and its Subsidiaries and (ii) cause a material decrease in the value of the Collateral;

                    (xiv) licenses of patents, trademarks and other intellectual property rights granted by Borrower or any of its Subsidiaries in the ordinary course of business and not interfering in any material respect with the ordinary conduct of the business of Borrower or such Subsidiary;

                    (xv) Liens created under the Predevelopment Agreement (as in effect on November 14, 1997);

                    (xvi) easements,  restrictions, rights of way, encroachments and other minor defects or irregularities in title incurred in connection with the traffic study relating to increased traffic on Las Vegas Boulevard as a result of completion of the hotel/casino project developed by LVSI and its Subsidiaries; and

                    (xvii) Liens listed on Schedule 7.2.

               "Person" means and includes natural persons, corporations, limited partnerships, general partnerships, limited liability companies, limited liability partnerships, joint stock companies, Joint Ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments (whether federal, state or local, domestic or foreign, and including political subdivisions thereof) and agencies or other administrative or regulatory bodies thereof.

               "Phase I LOC" means the letter of credit required to be maintained under the terms of Section 7.21 of the LVSI/Venetian Credit Agreement.

               "Phase II" means a hotel, casino and mall complex proposed to be developed on the Land.

               "Phase II Lease" means that certain lease between Borrower as lessor and Venetian as lessee for the portion of the Land identified therein and dated as of the date hereof.

               "Potential Event of Default" means a condition or event that, after notice or lapse of time or both, would constitute an Event of Default.

               "Predevelopment Agreement" means the Sands Resort Hotel Casino Agreement dated February 18, 1997 by and between Clark County and LVSI.

               "Prime Rate" means the rate that Scotiabank announces from its New York office from time to time as its Dollar prime lending rate, as in effect from time to time. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. Scotiabank or any other Lender may make commercial loans or other loans at rates of interest at, above or below the Prime Rate.

               "Proceedings" has the meaning assigned to that term in subsection 6.1(x).

               "Project Documents" means the Cooperation Agreement, the Phase II Lease, the Predevelopment Agreement, the Harrah's Shared Roadway Agreement, the Chase Credit Agreement, the operating agreements for each of Borrower and Borrower's managing member and any other document or agreement entered into on, prior to or after Closing Date, in accordance with Section 7.13 relating to the development, construction, maintenance or operation of any Improvements to be constructed on the Land.

               "Pro  Rata  Share"  means  (i)  with  respect  to  all  payments,
               computations   and  other  matters  relating  to  the  Term  Loan
               Commitment or the Term Loan of any Lender, the percentage obtained by dividing (x) the Term Loan Exposure of that Lender by
               (y) the aggregate Term Loan Exposure of all Lenders, (ii) with respect to all payments, computations and other matters relating to the Revolving Loan Commitment or the Revolving Loans of any Lender or any Letters of Credit issued or participations therein purchased by any Lender, the percentage obtained by dividing (x) the Revolving Loan Exposure of that Lender by (y) the aggregate Revolving Loan Exposure of all Lenders, and (iii) for all other purposes with respect to each Lender, the percentage obtained by dividing (x) the sum of the Term Loan Exposure of that Lender plus the Revolving Loan Exposure of that Lender by (y) the sum of the aggregate Term Loan Exposure of all Lenders plus the aggregate Revolving Loan Exposure of all Lenders, in any such case as the applicable percentage may be adjusted by assignments permitted pursuant to subsection 10.1. The initial Pro Rata Share of each Lender for purposes of each of clauses (i), (ii) and
               (iii) of the preceding sentence is set forth opposite the name of that Lender in Schedule 2.1 annexed hereto.

               "Quarterly Date" means the last day of each Fiscal Quarter.

               "Register" has the meaning assigned to that term in subsection 2.1D.

               "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

               "Reimbursement Date" has the meaning assigned to that term in subsection 3.3B.

               "Release" means any release, spill, emission, leaking, pumping, pouring, injection, escaping, deposit, disposal, discharge, dispersal, dumping, leaching or migration of Hazardous Materials into the indoor or outdoor environment (including the abandonment or disposal of any barrels, containers or other closed receptacles containing any Hazardous Materials), including the movement of any Hazardous Materials through the air, soil, surface water or groundwater.

               "Required LOC Amount" means the face amount of the Phase I LOC required to be maintained under the terms of the LVSI/Venetian Credit Agreement, as such face amount may be reduced from time to time in accordance with the terms of the LVSI/Venetian Credit Agreement.

               "Requisite Class Lenders" means, at any time of determination (i) for the Class of Lenders having Term Loan Exposure, Lenders having or holding more than 50% of the sum of the aggregate Term Loan Exposure of all Lenders and (ii) for the Class of Lenders having Revolving Loan Exposure, Lenders having or holding more than 50% of the aggregate Revolving Loan Exposure of all Lenders.

               "Requisite Lenders" means Lenders having or holding more than 50% of the sum of the aggregate Term Loan Exposure and Revolving Loan Exposure.

               "Restricted Junior Payment" means (i) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock or membership interests of Borrower now or hereafter outstanding, (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock or membership interests of Borrower now or hereafter outstanding and
               (iii) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock or membership interests of Borrower now or hereafter outstanding.

               "Revolving Loan Commitment" means the commitment of a Lender to make Revolving Loans to Borrower pursuant to subsection 2.1A(ii), and "Revolving Loan Commitments" means such commitments of all Lenders in the aggregate. "Revolving Loan Commitment Termination Date" means June 30, 2003.

               "Revolving Loan Exposure" means, with respect to any Lender as of any date of determination (i) prior to the termination of the Revolving Loan Commitments, that Lender's Revolving Loan Commitment and (ii) after the termination of the Revolving Loan Commitments, the sum of (a) the aggregate outstanding principal amount of the Revolving Loans of that Lender plus (b) in the event that Lender is an Issuing Lender, the aggregate Letter of Credit Usage in respect of all Letters of Credit issued by that Lender (in each case net of any participations purchased by other Lenders in such Letters of Credit or any unreimbursed drawings thereunder) plus (c) the aggregate amount of all participations purchased by that Lender in any outstanding Letters of Credit or any unreimbursed drawings under any Letters of Credit.

               "Revolving Loans" means the Loans made by Lenders to Borrower pursuant to subsection 2.1A(ii).

               "Revolving Notes" means (i) the promissory notes of Borrower issued pursuant to subsection 2.1E on the Closing Date and (ii) any promissory notes issued by Borrower pursuant to the last sentence of subsection 10.1B(i) in connection with assignments of the Revolving Loan Commitments and Revolving Loans of any Lenders, in each case substantially in the form of Exhibit III-B annexed hereto, as they may be amended, supplemented or otherwise modified from time to time.

               "Scotiabank" has the meaning assigned to that term in the introduction to this Agreement.

               "Securities" means any stock, shares, partnership interests, member interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities" or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

               "Securities Act" means the Securities Act of 1933, as amended from time to time, and any successor statute.

               "Solvent" means, with respect to any Person, that as of the date of determination both (A) (i) the then fair saleable value of the property of such Person is (y) greater than the total amount of liabilities (including contingent liabilities) of such Person and
               (z) not less than the amount that will be required to pay the probable liabilities on such Person's then existing debts as they become absolute and matured considering all financing alternatives and potential asset sales reasonably available to such Person; (ii) such Person's capital is not unreasonably small in relation to its business or any contemplated or undertaken transaction; and (iii) such Person does not intend to incur, or believe (nor should it reasonably believe) that it will incur, debts beyond its ability to pay such debts as they become due; and (B) such Person is "solvent" within the meaning given that term and similar terms under applicable laws relating to fraudulent transfers and conveyances. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

               "Standby Letter of Credit" means the Phase I LOC and any standby letter of credit or similar instrument issued for the purpose of supporting (i) Indebtedness of Borrower in respect of industrial revenue or development bonds or financings, (ii) workers' compensation liabilities of Borrower, (iii) the obligations of third party insurers of Borrower arising by virtue of the laws of any jurisdiction requiring third party insurers, (iv) obligations with respect to Capital Leases or Operating Leases of Borrower or with respect to the Harrah's Shared Roadway Agreement, and (v) performance, payment, deposit or surety obligations of Borrower, in any case if required by law or governmental rule or regulation (including, without limitation, if required by any Governmental Instrumentality or otherwise necessary in order to obtain any Permit related to the Project) or in accordance with custom and practice in the industry; provided that Standby Letters of Credit may not be issued for the purpose of supporting (a) trade payables or (b) any Indebtedness constituting "antecedent debt" (as that term is used in Section 547 of Bankruptcy Code).

               "Subsidiary" means, with respect to any Person, any corporation, partnership , limited liability company, association , joint venture or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof.

               "Subsidiary Guarantor" means any Subsidiary of Borrower that executes and delivers a counterpart of the Subsidiary Guaranty from time to time pursuant to Subsection 6.10.

               "Subsidiary Guaranty" means any Subsidiary Guaranty, each such Subsidiary Guaranty to be in form and substance reasonably satisfactory to Administrative Agent, executed and delivered by any Subsidiary of Borrower from time to time in accordance with subsection 6.10.

               "Subsidiary Security Agreement" means each Subsidiary Security Agreement executed and delivered by any Subsidiary Guarantor from time to time in accordance with subsection 6.10, each such Subsidiary Security Agreement to be in form and substance reasonably satisfactory to Administrative Agent.

               "Supplemental Agent" or "Supplemental Agents" means has the meaning assigned to that term in subsection 9.1B.

               "Supplier Joint Venture" means any Person that supplies or provides materials or services to any Borrower or any contractor in the Phase II project or Phase II predevelopment and in which a Borrower or one of its Subsidiaries have Investments.

               "Tax" or "Taxes" means any present or future tax, levy, impost, duty, charge, fee, deduction or withholding of any nature and whatever called, by whomsoever, on whomsoever and wherever imposed, levied, collected, withheld or assessed; provided that "Tax on the overall net income" of a Person shall be construed as a reference to a tax imposed by the jurisdiction in which that Person is organized or in which that Person's principal office (and/or, in the case of Lender, its lending office) is located or in which that Person (and/or, in the case of Lender, its lending office) is deemed to be doing business on all or part of the net income, profits or gains (whether worldwide, or only insofar as such income, profits or gains are considered to arise in or to relate to a particular jurisdiction, or otherwise) of that Person (and/or, in the case of Lender, its lending office).

               "Term Loan Commitment" means the commitment of a Lender to make a Term Loan to Borrower pursuant to subsection 2.1A(i), and "Term Loan Commitments" means such commitments of all Lenders in the aggregate.

               "Term Loan Exposure" means, with respect to any Lender as of any date of determination (i) prior to the funding of the Term Loans, that Lender's Term Loan Commitment and (ii) after the funding of the Term Loans, the outstanding principal amount of the Term Loan of that Lender.

               "Term Loans" means the Loans made by Lenders to Borrower pursuant to subsection 2.1A(i).

               "Term Loan Funding Date" means the Funding Date on which the Term Loans are funded in accordance with subsection 2.1A(iii) and subsection 4.2 hereof.

               "Term Notes" means (i) the promissory notes of Borrower issued pursuant to subsection 2.1E(i) on the Term Loan Funding Date and
               (ii) any promissory notes issued by Borrower pursuant to the last sentence of subsection 10.1B(i) in connection with assignments of the Term Loan Commitments or Term Loans of any Lenders, in each case substantially in the form of Exhibit III-A annexed hereto.

               "Title Company" means, Chicago Title Insurance Company and First American Title Insurance Company or an Affiliate thereof and/or one or more other title insurance companies reasonably satisfactory to Administrative Agent.

               "Total Utilization of Revolving Loan Commitments" means, as at any date of determination, the sum of (i) the aggregate principal amount of all outstanding Revolving Loans (other than Revolving Loans made for the purpose of reimbursing the applicable Issuing Lender for any amount drawn under any Letter of Credit but not yet so applied) plus (ii) the Letter of Credit Usage.

               "UCC"  means  the  Uniform  Commercial  Code (or any  similar  or
               equivalent   legislation)   as  in  effect   in  any   applicable
               jurisdiction.

               "Venetian" has the meaning set forth in the Recitals hereto.

1.2       Accounting Terms; Utilization of GAAP for Purposes of Calculations
---       ------------------------------------------------------------------
          Under Agreement.
          ----------------

                  Except as otherwise expressly provided in this Agreement, all accounting terms not otherwise defined herein shall have the meanings assigned to them in conformity with GAAP. Financial statements and other information required to be delivered by Borrower to Lenders pursuant to clauses (i), (ii) or
(iii) of subsection 6.1 shall be prepared in accordance with GAAP as in effect at the time of such preparation. Calculations in connection with the definitions, covenants and other provisions of this Agreement shall utilize accounting principles and policies in conformity with those used to prepare the financial statements referred to in subsection 5.3.

1.3       Other Definitional Provisions and Rules of Construction.
---       --------------------------------------------------------


               A. Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference.

               B. References to "Sections" and "subsections" shall be to Sections and subsections, respectively, of this Agreement unless otherwise specifically provided.

               C. The use in any of the Loan Documents of the word "include" or "including", when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not nonlimiting language (such as "without limitation" or "but not limited to" or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter.

               D. Any reference to any agreement or instrument shall be deemed to include a reference to such agreement or instrument as assigned, amended, supplemented or otherwise modified from time to time in accordance with subsection 7.13.

Section 2.     AMOUNTS AND TERMS OF COMMITMENT AND LOANS

2.1       Commitments; Making of Loans; the Register; Notes.
---       --------------------------------------------------


               A. Commitments. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Borrower herein set forth, each Lender hereby severally agrees to make the Loans described in this subsection 2.1A.

               (i) Term Loans. Each Lender with a Term Loan Commitment severally agrees to lend to the Borrower on the Term Loan Funding Date, which shall be not later than June 30, 2003, an aggregate amount not exceeding its Pro Rata Share of the aggregate amount of the Term Loan Commitments to be used for the purposes identified in subsection 2.5A. The amount of each Lender's Term Loan Commitment as of the date hereof is zero; provided that the Term Loan Commitments of Lenders shall be adjusted to give effect to (a) any Term Loan increases pursuant to subsection 2.1A(iii) and (b) any assignments of the Term Loan Commitments pursuant to subsection 10.1B; and provided, further that the amount of the Term Loan Commitments shall be reduced from time to time by the amount of any reductions thereto made pursuant to subsections 2.4B(ii) and 2.4B(iii). Each Lender's Term Loan Commitments shall expire immediately and without further action on June 30, 2003 and no Term Loans shall be made after such date. Amounts borrowed under this subsection 2.1A and subsequently repaid or prepaid may not be reborrowed.

               (ii) Revolving Loans. Each Lender severally agrees, subject to the limitations set forth below with respect to the maximum amount of Revolving Loans permitted to be outstanding from time to time, to lend to Borrower from time to time during the period from the Closing Date to but excluding the Revolving Loan Commitment Termination Date an aggregate amount not exceeding its Pro Rata Share of the aggregate amount of the Revolving Loan Commitments to be used for the purposes identified in subsection 2.5A. The original amount of each Lender's Revolving Loan Commitment is set forth opposite its name on Schedule 2.1 annexed hereto and the aggregate original amount of the Revolving Loan Commitments is $17,500,000, provided that the Revolving Loan Commitments of Lenders shall be adjusted to give effect to (a) any Revolving Loan Commitment increases pursuant to subsection 2.1A(iii) and (b) any assignments of the Revolving Loan Commitments pursuant to subsection 10.1B; provided further, that the amount of the Revolving Loan Commitments shall be reduced from time to time by the amount of any reductions thereto made pursuant to subsection 2.4B(ii) and 2.4B(iii). Lenders' Revolving Loan Commitments shall expire on the Revolving Loan Commitment Termination Date and all Revolving Loans and all other amounts owed hereunder with respect to the Revolving Loans and the Revolving Loan Commitments shall be paid in full no later than that date. Amounts borrowed under this subsection 2.1A may be repaid and reborrowed to but excluding the Revolving Loan Commitment Termination Date.

Anything contained in this Agreement to the contrary notwithstanding, (i) a portion of the Revolving Loan Commitments equal to the Required LOC Amount, as in effect from time to time, may only be used for issuance and maintenance of the Phase I LOC, (ii) in no event shall the Total Utilization of Revolving Loan Commitments exceed an amount equal to the aggregate Revolving Loan Commitments then in effect less the Debt Service Reserve Amount except for Revolving Loans the proceeds of which are used to pay obligations hereunder and(iii) in no event shall the Total Utilization of Revolving Loan Commitments at any time exceed the Revolving Loan Commitments then in effect.

               (iii) Increases of the Term Loans or Revolving Loan Commitments. At the mutual discretion of Borrower and Administrative Agent, Borrower may request in writing at any time during the period from the date hereof to and including the day preceding the Revolving Loan Commitment Termination Date that (x) the then effective aggregate principal amount of Term Loans be increased, and/or (y) the then effective aggregate principal amount of Revolving Loan Commitments be increased; provided that (1) the aggregate principal amount of the increases in Term Loans and/or

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

               Revolving Loan Commitments pursuant to this subsection 2.1A(iii) shall not exceed $12,500,000, (2) Borrower may not make more than one request for such increase in Term Loans and/or Revolving Loan Commitments, (3) no Event of Default or Potential Event of Default shall have occurred and be continuing or shall occur as a result of such increases in Term Loans and/or Revolving Loan Commitments, (4) Borrower shall, and shall cause its Subsidiaries to, execute and deliver such documents and instruments and take such other actions (including, without limitation, obtaining appropriate endorsements to title insurance policies) as may be reasonably requested by Administrative Agent in connection with such increases. Any request under this subsection 2.1A(iii) shall be submitted by Borrower to Administrative Agent (which shall forward copies to Lenders), specify the proposed effective date and amount of such increase and be accompanied by an Officer's Certificate stating that no Event of Default or Potential Event of Default exists or will occur as a result of such increase. No Lender shall have any obligation, express or implied, to offer to increase the aggregate principal amount of its Term Loan or Revolving Loan Commitment, as the case may be. Only the consent of any Lender agreeing to increase its Term Loans or Revolving Loan Commitments, as the case may be (each an "Increasing Lender") shall be required for an increase in the aggregate principal amount of Term Loans or Revolving Loan Commitments, as the case may be, pursuant to this subsection 2.1A(iii). No Lender which elects not to increase the principal amount of its Term Loan or Revolving Loan Commitment, as the case may be, may be replaced in respect of its existing Term Loan or Revolving Loan Commitment, as the case may be, as a result thereof without such Lender's consent.

                              Each   Increasing   Lender   shall   as   soon  as
               practicable specify the amount of the proposed increase which it is willing to assume. Borrower may accept some or all of the offered amounts or designate new lenders who qualify as Eligible Assignees and which are reasonably acceptable to Administrative Agent as additional Lenders hereunder in accordance with this subsection 2.1A(iii) (each such new lender being a "New Lender"), which New Lender may assume all or a portion of the increase in the aggregate principal amount of the Term Loans or Revolving Loan Commitments, as the case may be provided that any addition of a New Lender with a Revolving Loan Commitment shall be subject to the prior approval of Administrative Agent and each Issuing Lender (which approval may be given or withheld in their sole discretion). Borrower and Administrative Agent shall have discretion jointly to adjust the allocation of the increased aggregate principal amount of Term Loans or Revolving Loan Commitments, as the case may be, among Increasing Lenders and New Lenders. Goldman Sachs, Dresdner Bank, Regiment Capital and Union Bank of Switzerland shall be deemed to be acceptable to Administrative Agent for purposes of this section, provided that Regiment Capital shall be deemed acceptable only as a Term Lender.

                              Each  New  Lender   designated   by  Borrower  and
               acceptable to Administrative Agent shall become an additional party hereto as a New Lender concurrently with the effectiveness of the proposed increase in the aggregate principal amount of the Term Loans or Revolving Loan Commitments, as the case may be, upon its execution of an Agreement of Joinder in the form of
               Exhibit XIII.

                              Subject to the foregoing,  any increase  requested
               by Borrower shall be effective as of the date proposed by Borrower and shall be in the principal amount equal to (i) the principal amount which Increasing Lenders are willing to assume as increases to the principal amount of their Term Loans or Revolving Loan Commitments, as the case may be, plus (ii) the principal amount offered by New Lenders with respect to Term Loans or Revolving Loan Commitments, as the case may be, in either case as adjusted by Borrower and Administrative Agent pursuant to this subsection 2.1A(iii). All new Term Loans to be made under this subsection 2.1A(iii) shall be made to Borrower on the same day as such increase in Term Loans under this subsection 2.1A(iii) becomes effective (the "Term Loan Funding Date") and proceeds of such Term Loans shall be applied first to reduce any Revolving Loans then outstanding. In addition, if any New Lenders and/or Increasing Lender increase their Revolving Loan Commitments or assume new Revolving Loan Commitments and any Revolving Loans are then outstanding (after giving effect to any prepayment to occur on such date in accordance with the immediately preceding sentence), borrowings shall be made by Borrower on the date such lenders become New Lenders or Increasing Lenders and applied to prepay outstanding Revolving Loans of Lenders holding Revolving Loan Commitments prior to such increase (in accordance with their Pro Rata Shares in effect before giving effect to such increase) to the extent necessary so that after giving effect to such borrowings and prepayments, the outstanding Revolving Loans of each Lender with a Revolving Loan Commitment shall be in accordance with such Lender's Pro Rata Share. Such New Lenders and/or Increasing Lenders shall be deemed to have, and each such Lender agrees to, purchase a participation in all outstanding Letters of Credit and any drawings honored thereunder equal to such New Lender's and/or Increasing Lender's Pro Rata Share from each of the other Lenders with Revolving Loan Commitments. Upon effectiveness of any such increase, the Pro Rata Share of each Lender will be adjusted to give effect to the increase in Term Loans or Revolving Loan Commitments, as the case may be, Administrative Agent shall distribute to Lenders a revised Schedule 2.1 reflecting the Term Loan, Revolving Loan Commitment and Pro Rata Share of each Lender after giving effect to such increase. To the extent that the adjustment of Pro Rata Shares results in loss or expenses to any Lender as a result of the prepayment of any Adjusted Eurodollar Rate Loan on a date other than the scheduled last day of the applicable Interest Period, Borrower shall be responsible for such loss or expense pursuant to subsection 2.6D. Notwithstanding anything in Sections
               2.2 , 2.3, 3.2 and 3.3D(ii) to the contrary, to the extent the Revolving Loan Commitments are added after the Closing Date, any portion of commitment fees or interest accrued in respect of Revolving Loans or Revolving Loan Commitments prior to the date of such increase in Revolving Loan Commitments shall not be payable in respect of such added Revolving Loan Commitments but shall be payable only to Lenders holding Revolving Loan Commitments prior to such increase in accordance with their respective Pro Rata Shares as in effect prior to such increase in the Revolving Loan Commitments.

               B. Borrowing Mechanics. Term Loans or Revolving Loans made on any Funding Date other than Revolving Loans made pursuant to subsection 3.3B for the purpose of reimbursing any Issuing Lender for the amount of a drawing under a Letter of Credit issued by it), shall be in an aggregate minimum amount of (x) $500,000 and integral multiples of $100,000 in excess of that amount in the case of Term Loans and (y) $500,000 and integral multiples of $100,000 in the case of Revolving Loans.

               Whenever Borrower desires that Lenders make Loans it shall deliver to Administrative Agent a Notice of Borrowing no later than 10:00 A.M. (New York City time) at least three Business Days in advance of the proposed Funding Date (in the case of a Eurodollar Rate Loan) or at least one Business Day in advance of the proposed Funding Date (in the case of a Base Rate Loan). The Notice of Borrowing shall specify (i) the proposed Funding Date (which shall be a Business Day), (ii) the amount and type of Loans requested, (iii) whether such Loans shall be Base Rate Loans or Eurodollar Rate Loans, and (iv) in the case of any Loans requested to be made as Eurodollar Rate Loans, the initial Interest Period requested therefore. Borrower shall notify Administrative Agent prior to the funding of any Loans in the event that any of the matters to which Borrower is required to certify in the applicable Notice of Borrowing is no longer true and correct as of the applicable Funding Date, and the acceptance by Borrower of the proceeds of any Loans shall constitute a re-certification by Borrower, as of the applicable Funding Date, as to the matters to which Borrower is required to certify in the applicable Notice of Borrowing.

               Except as otherwise provided in subsections 2.6B, 2.6C and 2.6G, a Notice of Borrowing for a Eurodollar Rate Loan shall be irrevocable on and after the related Interest Rate Determination Date, and Borrower shall be bound to make a borrowing in accordance therewith.

               C. Disbursement of Funds. All Loans of a particular type under this Agreement shall be made by Lenders holding Commitments for loans of that type simultaneously and proportionately to their respective Pro Rata Shares, it being understood that no Lender shall be responsible for any default by any other Lender in that other Lender's obligation to make a Loan requested hereunder nor shall the Commitment of any Lender to make the particular type of Loan requested be increased or decreased as a result of a default by any other Lender in that other Lender's obligation to make a Loan requested hereunder. Promptly after receipt by Administrative Agent of a Notice of Borrowing pursuant to subsection 2.1B, Administrative Agent shall notify each Lender of the proposed borrowing. Each Lender shall make the amount of its Loan available to Administrative Agent not later than 12:00 Noon (New York City time) on the applicable Funding Date, in same day funds in Dollars, at the Funding and Payment Office. Except as provided in subsection 3.3B with respect to Revolving Loans used to reimburse any Issuing Lender for the amount of a drawing under a Letter of Credit issued by it, upon satisfaction or waiver of the conditions precedent specified in subsection 4.2, Administrative Agent shall make the aggregate amount of the Loans received by Administrative Agent from Lenders available by crediting the account of Borrower at the Funding and Payment Office in the amount of such Loans provided that if Scotiabank is the only Lender hereunder, Scotiabank agrees to fund such Loans directly to such account of Borrower as Borrower shall designate in a written notice to Scotiabank.

               Unless  Administrative  Agent  shall  have been  notified  by any

Lender prior to the Funding Date for any Loans that such Lender does not intend to make available to Administrative Agent the amount of such Lender's Loan requested on such Funding Date, Administrative Agent may assume that such Lender has made such amount available to Administrative Agent on such Funding Date and Administrative Agent may, in its sole discretion, but shall not be obligated to, make available to Borrower a corresponding amount on such Funding Date. If such corresponding amount is not in fact made available to Administrative Agent by such Lender, Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest thereon, for each day from such Funding Date until the date such amount is paid to Administrative Agent, at the customary rate set by Administrative Agent for the correction of errors among banks for three Business Days and thereafter at the Base Rate. If such Lender does not pay such corresponding amount forthwith upon Administrative Agent's demand therefor, Administrative Agent shall promptly notify Borrower and Borrower shall immediately pay such corresponding amount to Administrative Agent together with interest thereon, for each day from such Funding Date until the date such amount is paid to Administrative Agent, at the rate payable under this Agreement for Base Rate Loans. Nothing in this subsection 2.1C shall be deemed to relieve any Lender from its obligation to fulfill its Commitments hereunder or to prejudice any rights that Borrower may have against any Lender as a result of any default by such Lender hereunder.

               D. The Register.

               (i)  Administrative  Agent  shall  maintain  a  register  for the recordation of the names and address of Lenders and the Commitments and Loans of each Lender from time to time (the "Register"). The Register shall be available for inspection by Borrower at any reasonable time and from time to time upon reasonable prior notice.

               (ii) Administrative Agent shall record in the Register the Commitment and the Loans from time to time of each Lender, and each repayment or prepayment in respect of the principal amount of the Loans of each Lender. Any such recordation shall be conclusive and binding on Borrower and each Lender absent manifest error; provided that failure to make any such recordation, or any error in such recordation, shall not affect any Lender's Commitments or Borrower's Obligations in respect of any applicable Loans.

               (iii) Each Lender shall record on its internal records (including the Notes held by such Lender) the amount of each Loan made by it and each payment in respect thereof. Any such recordation shall be conclusive and binding on Borrower, absent manifest error; provided that failure to make any such recordation, or any error in such recordation, shall not affect any Lender's Commitments or Borrower's Obligations in respect of any applicable Loans; provided further that in the event of any inconsistency between the Register and any Lender's records, the recordations in the Register shall govern.

               (iv) Administrative Agent and Lenders shall deem and treat the Persons listed as Lenders in the Register as the holders and owners of the corresponding Commitments and Loans listed therein for all purposes hereof, and no assignment or transfer of any such Commitment or Loan shall be effective, in each case unless and until an Assignment Agreement effecting the assignment or transfer thereof shall have been accepted by Administrative Agent and recorded in the Register as provided in subsection 10.1B(ii). Prior to such recordation, all amounts owed with respect to the applicable Commitment or Loan shall be owed to the Lender listed in the Register as the owner thereof, and any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is listed in the Register as a Lender shall be conclusive and binding on any subsequent holder, assignee or transferee of the corresponding Commitments or Loans.

               E. Note.

               Borrower shall execute and deliver (i) on the Term Loan Funding Date to each Lender with a Term Loan Commitment (or to Administrative Agent for that Lender) a Term Note substantially in the form of Exhibit III-A annexed hereto to evidence that Lender's Term Loans, in the principal amount of that Lender's Term Loan Commitment and (ii) on the Closing Date to each Lender with a Revolving Loan Commitment (or to Administrative Agent for that Lender) a Revolving Note substantially in the form of
               Exhibit III-B annexed hereto to evidence that Lender's Revolving Loans, in the principal amount of that Lender's Revolving Loan Commitment and with other appropriate insertions on the Closing Date to each Lender with a Revolving Commitment (or to Administrative Agent for that Lender).

               Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until an Assignment Agreement effecting the assignment or transfer thereof shall have been accepted by Administrative Agent as provided in subsection 10.1B(ii). Any request, authority or consent of any person or entity who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, assignee or transferee of that Note or of any Note or Notes issued in exchange therefor.

2.2       Interest on the Loans.
---       ----------------------

               A. Rate of Interest. Subject to the provisions of subsections 2.6 and 2.7, each Loan shall bear interest on the unpaid principal amount thereof from the date made through maturity (whether by acceleration or otherwise) at a rate determined by reference to the Base Rate or the Adjusted Eurodollar Rate. The applicable basis for determining the rate of interest with respect to any Loan shall be selected by Borrower initially at the time a Notice of Borrowing is given with respect to such Loan pursuant to subsection 2.1B, and the basis for determining the interest rate with respect to any Loan may be changed from time to time pursuant to subsection 2.2D. If on any day a Loan is outstanding with respect to which notice has not been delivered to Administrative Agent in accordance with the terms of this Agreement specifying the applicable basis for determining the rate of interest, then for that day that Loan shall bear interest determined by reference to the Base Rate.

               (i) Revolving Loans. Subject to the provisions of subsections 2.2E and 2.7, the Revolving Loans shall bear interest through maturity as follows: (a) if a Base Rate Loan, at the sum of the Base Rate plus 3%; or (b) if a Eurodollar Rate Loan, then at the sum of the Adjusted Eurodollar Rate plus 4%.

               (ii) Term Loans. Subject to the provisions of subsections 2.2E and 2.7, the Revolving Loans shall bear interest through maturity as follows: (a) if a Base Rate Loan, at the sum of the Base Rate plus 3%; or (b) if a Eurodollar Rate Loan, then at the sum of the Adjusted Eurodollar Rate plus 4%.

               B. Interest Periods. In connection with each Eurodollar Rate Loan, Borrower may, pursuant to the applicable Notice of Borrowing or Notice of Conversion/Continuation, as the case may be, select an interest period (each an "Interest Period") to be applicable to such Loan, which Interest Period shall be, at Borrower's option, either a one, two, three or six month period; provided that:

               (i) the initial Interest Period for any Eurodollar Rate Loan shall commence on the Funding Date in respect of such Loan, in the case of a Loan initially made as a Eurodollar Rate Loan, or on the date specified in the applicable Notice of Conversion/Continuation, in the case of a Loan converted to a Eurodollar Rate Loan;

               (ii) in the case of immediately successive Interest Periods applicable to a Eurodollar Rate Loan continued as such pursuant to a Notice of Conversion/Continuation, each successive Interest Period shall commence on the day on which the next preceding Interest Period expires;

               (iii) if an Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided that, if any Interest Period would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

               (iv) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (v) of this subsection 2.2B, end on the last Business Day of a calendar month;

               (v) no Interest Period with respect to any portion of the Loans shall extend beyond June 30, 2003;

               (vi) no Interest Period shall extend beyond a date on which Borrowers are required to make a scheduled payment of principal of the Loans or a permanent reduction of the Revolving Loan Commitments is scheduled to occur unless the sum of (a) the aggregate principal amount of Loans that are Base Rate Loans plus
               (b) the aggregate principal amount of Loans that are Eurodollar Rate Loans with Interest Periods expiring on or before such date plus (c) the excess of the Commitments then in effect over the aggregate principal amount of the Loans then outstanding equals or exceeds the principal amount required to be paid on the Loans, or the permanent reduction of the Commitments that is scheduled to occur, on such date;

               (vii) there shall be no more than 6 Interest Periods outstanding at any time provided that if, in accordance with the terms of this Agreement, the amount of Loans outstanding exceeds $15,000,000, then during the period in which the Loans exceed that amount, the maximum number of Interest Periods shall be increased to 8; and

               (viii) in the event Borrower fails to specify an Interest Period for any Eurodollar Rate Loan in the applicable Notice of Borrowing or Notice of Conversion/Continuation, Borrower shall be deemed to have selected an Interest Period of one month.

               C. Interest Payments. Subject to the provisions of subsection 2.2E, interest on each Loan shall be payable in arrears on and to each Interest Payment Date applicable to that Loan, upon any prepayment of that Loan (to the extent accrued on the amount being prepaid) and at maturity (including final maturity).

               D. Conversion or Continuation. Subject to the provisions of subsection 2.6, Borrower shall have the option (i) to convert at any time all or any part of its outstanding Loans equal to $500,000 and integral multiples of $100,000 in excess of that amount from Loans bearing interest at a rate determined by reference to one basis to Loans bearing interest at a rate determined by reference to an alternative basis or (ii) upon the expiration of any Interest Period applicable to a Eurodollar Rate Loan, to continue all or any portion of such Loan equal to $500,000 and integral multiples of $100,000 in excess of that amount as a Eurodollar Rate Loan; provided, however, that a Eurodollar Rate Loan may only be converted into a Base Rate Loan on the expiration date of an Interest Period applicable thereto.

               Borrower shall deliver a Notice of Conversion/Continuation to Administrative Agent no later than 10:00 A.M. (New York City time) at least one Business Day in advance of the proposed conversion date (in the case of a conversion to a Base Rate Loan) and at least three Business Days in advance of the proposed conversion/continuation date (in the case of a conversion to, or a continuation of, a Eurodollar Rate Loan). A Notice of Conversion/Continuation shall specify (i) the proposed conversion/continuation date (which shall be a Business Day), (ii) the amount and type of the Loan to be converted/continued,
(iii) the nature of the proposed conversion/continuation, (iv) in the case of a conversion to, or a continuation of, a Eurodollar Rate Loan, the requested Interest Period, and (v) in the case of a conversion to, or a continuation of, a Eurodollar Rate Loan, that no Potential Event of Default or Event of Default has occurred and is continuing. In lieu of delivering the above-described Notice of Conversion/Continuation, Borrower may give Administrative Agent telephonic notice by the required time of any proposed conversion/continuation under this subsection 2.2D; provided that such notice shall be promptly confirmed in writing by delivery of a Notice of Conversion/Continuation to Administrative Agent on or before the proposed conversion/continuation date. Upon receipt of written or telephonic notice of any proposed conversion/continuation under this subsection 2.2D, Administrative Agent shall promptly transmit such notice by telefacsimile or telephone to each Lender.

               Neither Administrative Agent nor any Lender shall incur any liability to Borrower in acting upon any telephonic notice referred to above that Administrative Agent believes in good faith to have been given by a duly authorized officer or other person authorized to act on behalf of Borrower or for otherwise acting in good faith under this subsection 2.2D, and upon conversion or continuation of the applicable basis for determining the interest rate with respect to any Loans in accordance with this Agreement pursuant to any such telephonic notice Borrower shall have effected a conversion or continuation, as the case may be, hereunder.

               Except as otherwise provided in subsections 2.6B, 2.6C and 2.6G, a Notice of Conversion/Continuation for conversion to, or continuation of, a Eurodollar Rate Loan (or telephonic notice in lieu thereof) shall be irrevocable on and after the related Interest Rate Determination Date, and Borrower shall be bound to effect a conversion or continuation in accordance therewith.

               E. Default Rate. Upon the occurrence and during the continuation of any Event of Default, the outstanding principal amount of all Loans and, to the extent permitted by applicable law, any interest payments thereon not paid when due and any fees and other amounts then due and payable hereunder, shall thereafter bear interest (including post-petition interest in any proceeding under the Bankruptcy Code or other applicable bankruptcy laws) payable upon demand at a rate that is 2% per annum in excess of the interest rate otherwise payable under this Agreement with respect to the applicable Loans (or, in the case of any such fees and other amounts, at a rate which is 2% per annum in excess of the interest rate otherwise payable under this Agreement for Base Rate Loans); provided that, in the case of Eurodollar Rate Loans, upon the expiration of the Interest Period in effect at the time any such increase in the interest rate is effective such Eurodollar Rate Loans shall thereupon become Base Rate

Loans and shall thereafter bear interest payable upon demand at a rate which is 2% per annum in excess of the interest rate otherwise payable under this Agreement for Base Rate Loans. Payment or acceptance of the increased rates of interest provided for in this subsection 2.2E is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of Administrative Agent or any Lender.

               F. Computation of Interest. Interest on the Loans shall be computed on the basis of (i) a 360-day year, in the case of Eurodollar Rate Loans and (ii) a 365-day year, in respect of Base Rate Loans, in each case for the actual number of days elapsed in the period during which it accrues. In computing interest on any Loan, the date of the making of such Loan or the first day of an Interest Period applicable to such Loan or, with respect to a Base Rate Loan being converted from a Eurodollar Rate Loan, the date of conversion of such Eurodollar Rate Loan to such Base Rate Loan, as the case may be, shall be included, and the date of payment of such Loan or the expiration date of an Interest Period applicable to such Loan or, with respect to a Base Rate Loan being converted to a Eurodollar Rate Loan, the date of conversion of such Base Rate Loan to such Eurodollar Rate Loan, as the case may be, shall be excluded; provided that if a Loan is repaid on the same day on which it is made, one day's interest shall be paid on that Loan.

2.3       Commitment Fees.
---       ----------------

               A. Commitment Fees. Borrower agrees to pay to Administrative Agent, for distribution to each Lender with a Revolving Loan Commitment in proportion to that Lender's Pro Rata Share, commitment fees for the period from and including the Closing Date to and excluding the Revolving Loan Commitment Termination Date equal to the average of the daily excess of Revolving Loan Commitments over the sum of (i) the aggregate principal amount of outstanding Revolving Loans but not the Letter of Credit Usage, plus (ii) the Letter of Credit Usage multiplied by half of 1% per annum, such commitment fees to be calculated on the basis of a 360-day year and the actual number of days elapsed and to be payable quarterly in arrears on March 31, June 30, September 30 and December 31 of each year, commencing on the first such date to occur after the Closing Date, and on the Commitment Termination Date.

               B.   Annual   Administrative   Fee.   Borrower   agrees   to  pay
Administrative Agent an annual administrative fee in the amount and at the times separately agreed to by Administrative Agent and Borrower.

2.4       Repayments, Prepayments and Reductions in Commitment; General
---       -------------------------------------------------------------
          Provisions Regarding Payments.
          ------------------------------

               A. Payment at Maturity. Borrower shall repay all Loans outstanding hereunder on June 30, 2003, or any earlier acceleration of the maturity thereof pursuant to Section 8 hereof, together with all accrued and unpaid interest thereon, and all other Obligations then outstanding hereunder.

               B. Prepayments and Unscheduled Reductions in Commitments.

               (i) Voluntary Prepayments. Borrower may, upon not less than one Business Day's prior written or telephonic notice, in the case of Base Rate Loans, and three Business Days' prior written or telephonic notice, in the case of Eurodollar Rate Loans, in each case given to Administrative Agent (which original written or telephonic notice Administrative Agent will promptly transmit by telefacsimile or telephone to each Lender) by 12:00 Noon (New York City time) on the date required and, if given by telephone, promptly confirmed in writing to Administrative Agent at any time and from time to time prepay any Loans on any Business Day in whole or in part in an aggregate minimum amount of $1,000,000 and integral multiples of $500,000 in excess of that amount; provided, however, that with respect to any Eurodollar Rate Loan not prepaid on the expiration of the Interest Period applicable thereto Borrower shall pay any amount payable pursuant to subsection 2.6D. Notice of prepayment having been given as aforesaid, the principal amount of the Loans specified in such notice shall become due and payable on the prepayment date specified therein. Any such voluntary prepayment shall be applied as specified in subsection 2.4B(iv).

               (ii) Voluntary Reductions of Revolving Loan Commitments. Borrower may, upon not less than three Business Days' prior written or telephonic notice confirmed in writing to Administrative Agent (which original written or telephonic notice Administrative Agent will promptly transmit by telefacsimile or telephone to each Lender) at any time and from time to time terminate in whole or permanently reduce in part, without premium or penalty, the Revolving Loan Commitments in an amount up to the amount by which the Revolving Loan Commitments exceed the Total Utilization of Revolving Loan Commitments at the time of such proposed termination or reduction; provided that any such partial reduction of the Revolving Loan Commitments shall be in an aggregate minimum amount of $1,000,000 and integral multiples of $500,000 in excess of that amount. Borrower's notice to Administrative Agent shall designate the date (which shall be a Business Day) of such termination or reduction and the amount of any partial reduction, and such termination or reduction of the Revolving Loan Commitments shall be effective on the date specified in Borrower's notice and shall reduce the Revolving Loan Commitment of each Lender proportionately to its Pro Rata Share. Any such voluntary reduction of the Revolving Loan Commitments shall be applied as specified in subsection 2.4B(iv).

               (iii) Mandatory Prepayments and Mandatory Reductions of Commitments. The Loans shall be prepaid and/or the Commitments shall be permanently reduced in the amounts and under the circumstances set forth below, all such prepayments and reductions to be applied as set forth below or more specifically provided in subsection 2.4B(iv):

                    (a) Prepayments and Reductions From Net Asset Sale Proceeds.
               No later than the first Business Day following the date of receipt by Borrower or any of its Subsidiaries of any Net Asset Sale Proceeds in respect of any Asset Sale (other than Net Asset Sale Proceeds in respect of the sale of any obsolete, worn out or surplus assets or assets no longer used or useful in the business of the Phase II project disposed of in accordance with Section 7.7(ii)), Borrower shall prepay the Loans and/or the Revolving Loan Commitments shall be permanently reduced in an aggregate amount equal to such Net Asset Sale Proceeds.

                    (b) Prepayments and Reductions from Net Loss Proceeds and Liquidated Damages. Except as provided in subsection 6.4, no later than the second Business Day following receipt by Borrower or any of its Subsidiaries of any Loss Proceeds or Liquidated Damages, Borrower shall prepay the Loans and/or the Revolving Loan Commitments shall be permanently reduced in an amount equal to the Loss Proceeds or Liquidated Damages, as applicable.

                    (c) Prepayments and Reductions Due to Default or Termination
               Payments Under the Phase II Lease. On the first Business Day following receipt by Borrower or any of its Subsidiaries of any payment from Venetian under the Phase II Lease resulting from a default by Venetian under the Phase II Lease or from the termination thereof, whether such payment shall be characterized as damages, accelerated rent or otherwise, Borrower shall prepay the Loans and/or the Revolving Loan Commitments shall be permanently reduced in an aggregate amount equal to such payment.

                    (d) Calculations of Net Proceeds Amounts; Additional Prepayments and Reductions Based on Subsequent Calculations. Concurrently with any prepayment of the Loans and/or the reduction of Revolving Loan Commitments pursuant to subsections 2.4B(iii)(a)-(c), Borrower shall deliver to Administrative Agent an Officers' Certificate demonstrating the calculation of the amount (the "Net Proceeds Amount") of the applicable Net Asset Sale Proceeds, Loss Proceeds, Liquidated Damages or other amounts, as the case may be, that gave rise to such prepayment and/or reduction. In the event that Borrower shall subsequently determine that the actual Net Proceeds Amount was greater than the amount set forth in such Officers' Certificate, Borrower shall promptly make an additional prepayment of the Loans (and/or, if applicable, the Revolving Loan Commitments shall be permanently reduced) in an amount equal to the amount of such excess, and Borrower shall concurrently therewith deliver to Administrative Agent an Officers' Certificate demonstrating the derivation of the additional Net Proceeds Amount resulting in such excess.

                    (e) Prepayments Due to Reductions or Restrictions of Revolving Loan Commitments. Borrower shall from time to time prepay the Revolving Loans to the extent necessary (1) so that the Total Utilization of Revolving Loan Commitments shall not at any time exceed the Revolving Loan Commitment then in effect and
               (2) to give effect to the limitations set forth in the second paragraph of Section 2.1A(ii).

               (iv) Application of Prepayments and Unscheduled Reductions of Revolving Loan Commitments.

                    (a) Application of Voluntary Prepayments by Type of Loan. Any voluntary prepayments pursuant to subsection 2.4B(i) shall be applied as specified by Borrower in the applicable notice of prepayment; provided that in the event Borrower fails to specify the Loans to which any such prepayment shall be applied, such prepayment shall be applied first to repay outstanding Revolving

               Loans to the full extent thereof on a pro rata basis, and second to repay outstanding Term Loans on a pro rata basis.

                    (b) Application of Mandatory Prepayments by Type of Loans. Any amount (the "Applied Amount") required to be applied as a mandatory prepayment of the Loans and/or a reduction of the Revolving Loan Commitments pursuant to subsections 2.4B(iii)(a)-(d) shall be applied to first prepay the Term Loans and Revolving Loans then outstanding on a pro rata basis to the full extent thereof (and to further permanently reduce the Revolving Loan Commitments by the amount of such prepayment of Revolving Loans), and second, to the extent of any remaining portion of the Applied Amount, to further permanently reduce the Revolving Loan Commitments to the full extent thereof.

                    (c) Application of Prepayments to Base Rate Loans and Eurodollar Rate Loans. Considering Loans being prepaid separately, any prepayment thereof shall be applied first to Base Rate Loans to the full extent thereof before application to Eurodollar Rate Loans, in each case in a manner which minimizes the amount of any payments required to be made by Borrower pursuant to subsection 2.6D.

                    C. General Provisions Regarding Payments.

                    (i) Manner and Time of Payment. All payments by Borrower of principal, interest, fees and other Obligations hereunder and under the Notes shall be made in Dollars in same day funds, without defense, setoff or counterclaim, free of any restriction or condition, and delivered to Administrative Agent not later than 12:00 Noon (New York City time) on the date due at the Funding and Payment Office for the account of Lenders; funds received by Administrative Agent after that time on such due date shall be deemed to have been paid by Borrower on the next succeeding Business Day. Borrower hereby authorizes Administrative Agent to charge its accounts with Administrative Agent in order to cause timely payment to be made to Administrative Agent of all principal, interest, fees and expenses due hereunder (subject to sufficient funds being available in its accounts for that purpose).

                    (ii) Application of Payments to Principal and Interest. All payments in respect of the principal amount of any Loan shall include payment of accrued interest on the principal amount being repaid or prepaid, and all such payments shall be applied to the payment of interest before application to principal.

                    (iii) Apportionment of Payments. Aggregate principal and interest payments in respect of Term Loans and Revolving Loans shall be apportioned among all outstanding Loans to which such payments relate proportionately to Lenders'
                    respective Pro Rata Shares. Administrative Agent shall promptly distribute to each Lender, at its primary address set forth below its name on the appropriate signature page hereof or at such other address as such Lender may request, its Pro Rata Share of all such payments received by Administrative Agent and the commitment fees of such Lender when received by Administrative Agent pursuant to subsection
                    2.3.   Notwithstanding  the  foregoing  provisions  of  this
                    subsection  2.4C(iii),  if,  pursuant to the  provisions  of subsection 2.6C, any Notice of Conversion/Continuation is withdrawn as to any Affected Lender or if any Affected Lender makes Base Rate Loans in lieu of its Pro Rata Share of any Eurodollar Rate Loans, Administrative Agent shall give effect thereto in apportioning payments received thereafter.

                    (iv) Payments on Business Days. Whenever any payment to be made hereunder shall be stated to be due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest hereunder or of the commitment fees hereunder, as the case may be.

                    (v) Notation of Payment. Lender agrees that before disposing of any Note held by it, or any part thereof (other than by granting participations therein), Lender will make a notation thereon of all Loans evidenced by that Note and all principal payments previously made thereon and of the date to which interest thereon has been paid; provided that the failure to make (or any error in the making of) a notation of any Loan made under such Note shall not limit or otherwise affect the obligations of Borrower hereunder or under such Note with respect to any Loan or any payments of principal or interest on such Note.

2.5       Use of Proceeds.
---       ----------------

               A. Loans. The proceeds of the Loans shall be applied by Borrower for (i) predevelopment of the Land for Phase II, interest, fees and other obligations hereunder (ii) transaction costs related to the transactions contemplated hereby and (iii) other general corporate purposes, including loans and distributions to Affiliates permitted under Section 7.3 or 7.5 hereof.

               B. Margin Regulations. No portion of the proceeds of any borrowing under this Agreement shall be used by Borrower or any of its Subsidiaries in any manner that might cause the borrowing or the application of such proceeds to violate Regulation U, Regulation T or Regulation X of the Board of Governors of the Federal Reserve System or any other regulation of such Board or to violate the Exchange Act, in each case as in effect on the date or dates of such borrowing and such use of proceeds.

2.6       Special Provisions Governing Eurodollar Rate Loans.
---       ---------------------------------------------------

               Notwithstanding any other provision of this Agreement to the contrary, the following provisions shall govern with respect to Eurodollar Rate Loans as to the matters covered:

               A. Determination of Applicable Interest Rate. As soon as practicable after 10:00 A.M. (New York City time) on each Interest Rate Determination Date, Administrative Agent shall determine (which determination shall, absent manifest error, be final, conclusive and binding upon all parties) the interest rate that shall apply to the Eurodollar Rate Loans for which an interest rate is then being determined for the applicable Interest Period and shall promptly give notice thereof (in writing or by telephone confirmed in writing) to Borrower and each Lender.

               B. Inability to Determine Applicable Interest Rate. In the event that Administrative Agent shall have determined (which determination shall be final and conclusive and binding upon all parties hereto), on any Interest Rate Determination Date with respect to any Eurodollar Rate Loans, that by reason of circumstances affecting the interbank Eurodollar market adequate and fair means do not exist for ascertaining the interest rate applicable to such Loans on the basis provided for in the definition of Adjusted Eurodollar Rate, Administrative Agent shall on such date give notice (by telefacsimile or by telephone confirmed in writing) to Borrower and each Lender of such determination, whereupon (i) no Loans may be made as, or converted to, Eurodollar Rate Loans until such time as Administrative Agent notifies Borrower and Lenders that the circumstances giving rise to such notice no longer exist and (ii) any Notice of Borrowing or Notice of Conversion/Continuation given by Borrower with respect to the Loans in respect of which such determination was made shall be deemed to be made with respect to Base Rate Loans.

               C. Illegality or Impracticability of Eurodollar Rate Loans. In the event that on any date any Lender shall have determined (which determination shall be final and conclusive and binding upon all parties hereto but shall be made only after consultation with Borrower and Administrative Agent) that the making, maintaining or continuation of its Eurodollar Rate Loans (i) has become unlawful as a result of compliance by such Lender in good faith with any law, treaty, governmental rule, regulation, guideline or order not in effect on the date such Person became a Lender (or would conflict with any such treaty, governmental rule, regulation, guideline or order not having the force of law even though the failure to comply therewith would not be unlawful), or (ii) would cause Lender material financial hardship as a result of contingencies occurring after the date of this Agreement which materially and adversely affect the interbank Eurodollar market or the position of such Lender in that market, then, and in any such event, such Lender shall be an "Affected Lender" and it shall on that day give notice (by telefacsimile or by telephone confirmed in writing) to Borrower and Administrative Agent of such determination (which notice Administrative Agent shall promptly transmit to each other Lender). Thereafter (a) the obligation of the Affected Lender to make Loans as, or to convert Loans to, Eurodollar Rate Loans shall be suspended until such notice shall be withdrawn by the Affected Lender (which such Affected Lender shall do at the earliest practicable date), (b) to the extent such determination by the Affected Lender relates to a Eurodollar Rate Loan then being requested by Borrower pursuant to a Notice of Borrowing or a Notice of Conversion/Continuation, the Affected Lender shall make such Loan as (or convert such Loan to, as the case may be) a Base Rate Loan, (c) the Affected Lender's obligation to maintain its outstanding Eurodollar Rate Loans (the "Affected Loans") shall be terminated at the earlier to occur of the expiration of the Interest Period then in effect with respect to the Affected Loans or when required by law, and (d) the Affected Loans shall automatically convert into

Base Rate Loans on the date of such termination. Except as provided in the immediately preceding sentence, nothing in this subsection 2.6C shall affect the obligation of any Lender other than an Affected Lender to make or maintain Loans as, or to convert Loans to, Eurodollar Rate Loans in accordance with the terms of this Agreement.

               D. Compensation For Breakage or Non-Commencement of Interest Periods. Borrower shall compensate each Lender, upon written request by that Lender (which request shall set forth the basis for requesting such amounts), for all reasonable losses, expenses and liabilities (including any interest paid by that Lender to lenders of funds borrowed by it to make or carry its Eurodollar Rate Loans and any loss, expense or liability sustained by that Lender in connection with the liquidation or re-employment of such funds) which that Lender may sustain: (i) if for any reason (other than a default by that Lender) a borrowing of any Eurodollar Rate Loan does not occur on a date specified therefor in a Notice of Borrowing or a telephonic request for borrowing, as applicable, or a conversion to or continuation of any Eurodollar Rate Loan does not occur on a date specified therefor in a Notice of Conversion/Continuation or a telephonic request for conversion or continuation,
(ii) if any prepayment (including any prepayment pursuant to subsection 2.4) or other principal payment or any conversion of any of its Eurodollar Rate Loans occurs on a date prior to the last day of an Interest Period applicable to that Loan, (iii) if any prepayment of any of its Eurodollar Rate Loans is not made on any date specified in a notice of prepayment given by Borrower, or (iv) as a consequence of any other default by Borrower in the repayment of its Eurodollar Rate Loans when required by the terms of this Agreement.

               E. Booking of Eurodollar Rate Loans. Any Lender may make, carry or transfer Eurodollar Rate Loans at, to, or for the account of any of its branch offices or the office of an Affiliate of that Lender.

               F. Assumptions Concerning Funding of Eurodollar Rate Loans. Calculation of all amounts payable to a Lender under this subsection 2.6 and under subsection 2.7A shall be made as though that Lender had actually funded each of its relevant Eurodollar Rate Loans through the purchase of a Eurodollar deposit bearing interest at the rate obtained pursuant to clause (i) of the definition of Adjusted Eurodollar Rate in an amount equal to the amount of such Eurodollar Rate Loan and having a maturity comparable to the relevant Interest Period and through the transfer of such Eurodollar deposit from an offshore office of that Lender to a domestic office of that Lender in the United States of America; provided, however, that each Lender may fund each of its Eurodollar Rate Loans in any manner it sees fit and the foregoing assumptions shall be utilized only for the purposes of calculating amounts payable under this subsection 2.6 and under subsection 2.7A.

               G. Eurodollar Rate Loans After Default. After the occurrence of and during the continuation of a Potential Event of Default or an Event of Default, (i) Borrower may not elect to have a Loan be made or maintained as, or converted to, a Eurodollar Rate Loan after the expiration of any Interest Period then in effect for that Loan and (ii) subject to the provisions of subsection 2.6D, any Notice of Borrowing or Notice of Conversion/Continuation given by Borrower with respect to a requested borrowing or conversion/continuation that has not yet occurred shall be deemed made with respect to Base Rate Loans.

2.7       Increased Costs; Taxes; Capital Adequacy.
---       -----------------------------------------

               A. Compensation for Increased Costs and Taxes. Subject to the provisions of subsection 2.7B (which shall be controlling with respect to the matters covered thereby), in the event that any Lender shall determine (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto) that any law, treaty or governmental rule, regulation or order, or any change therein or in the interpretation, administration or application thereof (including the introduction of any new law, treaty or governmental rule, regulation or order), or any determination of a court or governmental authority, in each case that becomes effective after the date hereof, or compliance by such Lender with any guideline, request or directive issued or made after the date hereof by any central bank or other governmental or quasi-governmental authority (whether or not having the force of law):

               (i) subjects such Lender (or its applicable lending office) to any additional Tax (other than any Tax on the overall net income of such Lender) with respect to this Agreement or any of its obligations hereunder or any payments to such Lender (or its applicable lending office) of principal, interest, fees or any other amount payable hereunder;

               (ii) imposes, modifies or holds applicable any reserve (including any marginal, emergency, supplemental, special or other reserve), special deposit, compulsory loan, FDIC insurance or similar requirement against assets held by, or deposits or other liabilities in or for the account of, or advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Lender (other than any such reserve or other requirements with respect to Eurodollar Rate Loans that are reflected in the definition of Adjusted Eurodollar Rate); or

               (iii) imposes any other condition (other than with respect to a Tax matter) on or affecting such Lender (or its applicable lending office) or its obligations hereunder or the interbank Eurodollar market;

and the result of any of the foregoing is to increase the cost to such Lender of agreeing to make, making or maintaining Loans hereunder or to reduce any amount received or receivable by such Lender (or its applicable lending office) with respect thereto; then, in any such case, Borrower shall promptly pay to such Lender, upon receipt of the statement referred to in the next sentence, such additional amount or amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender in its sole discretion shall determine) as may be necessary to compensate such Lender for any such increased cost or reduction in amounts received or receivable hereunder. Such Lender shall deliver to Borrower (with a copy to Administrative Agent) a written statement, setting forth in reasonable detail the basis for calculating the additional amounts owed to such Lender under this subsection 2.7A, which statement shall be conclusive and binding upon all parties hereto absent manifest error.

               B. Withholding of Taxes.

               (i) Payments to Be Free and Clear. All sums payable by Borrower under this Agreement and the other Loan Documents shall (except to the extent required by law) be paid free and clear of, and without any deduction or withholding on account of, any Tax (other than a Tax on the overall net income of any Lender) imposed, levied, collected, withheld or assessed by or within the United States of America or any political subdivision in or of the United States of America or any other jurisdiction from or to which a payment is made by or on behalf of Borrower or by any federation or organization of which the United States of America or any such jurisdiction is a member at the time of payment, all such non-excluded Taxes being hereinafter collectively referred to as "Included Taxes".

               (ii) Grossing-up of Payments. If Borrower or any other Person is required by law to make any deduction or withholding on account of any such Included Tax from any sum paid or payable by Borrower to Administrative Agent or any Lender under any of the Loan
               Documents:

                    (a) Borrower shall notify  Administrative  Agent of any such requirement or any change in any such requirement as soon as Borrower becomes aware of it;

                    (b) Borrower shall pay any such Included Tax before the date on which penalties attach thereto, such payment to be made (if the liability to pay is imposed on Borrower) for its own account or (if that liability is imposed on Administrative Agent or such Lender, as the case may be) on behalf of and in the name of Administrative Agent or such Lender;

                    (c) the sum  payable  by  Borrower  in  respect of which the relevant deduction, withholding or payment is required shall be increased to the extent necessary to ensure that, after the making of that deduction, withholding or payment, Administrative Agent or such Lender, as the case may be receives on the due date a net sum equal to what it would have received had no such deduction, withholding or payment been required or made; and

                    (d) within 30 days after paying any sum from which it is required by law to make any deduction or withholding, and within 30 days after the due date of payment of any Included Tax which it is required by clause (b) above to pay, Borrower shall deliver to Administrative Agent evidence satisfactory to the other affected parties of such deduction, withholding or payment and of the remittance thereof to the relevant taxing or other authority;

provided that no such additional amount shall be required to be paid to any Lender under clause (c) above except to the extent that any change after the date hereof (in the case of each Lender listed on the signature pages hereof) or after the date of the Assignment Agreement or joinder agreement pursuant to which such Lender became a Lender (in the case of each other Lender) in any such requirement for a deduction, withholding or payment as is mentioned therein shall result in an increase in the rate of such deduction, withholding or payment from that in effect at the date of this Agreement or at the date of such Assignment Agreement or joinder agreement, as the case may be, in respect of payments to such Lender.

               (iii) Evidence of Exemption from U.S. Withholding Tax.

                    (a) Each  Lender  that is  organized  under  the laws of any jurisdiction other than the United States or any state or other political subdivision thereof (for purposes of this subsection 2.7B(iii), a "Non-US Lender") shall deliver to Administrative

               Agent for transmission to Borrower, on or prior to the Closing Date (in the case of a Lender listed on the signature pages hereof) or on or prior to the date of the Assignment Agreement or joinder agreement pursuant to which it becomes a Lender (in the case of each other Lender) and at such other times as may be necessary in the determination of Borrower or Administrative Agent (each in the reasonable exercise of its discretion), (1) two original copies of Internal Revenue Service Form W-8BEN or W-8ECI (or any successor forms), properly completed and duly executed by such Lender, together with any other certificate or statement of exemption required under the Code or the regulations issued thereunder to establish that such Lender is not subject to deduction or withholding of United States federal income tax with respect to any payments to such Lender of principal, interest, fees or other amounts payable under any of the Loan Documents or
               (2) if such Lender is not a "bank" or other  Person  described in
               Section 881(c)(3) of the Code and cannot deliver either Internal Revenue Service Form 1001 or 4224 pursuant to clause (1) above, a Certificate re: Non-Bank Status together with two original copies of Internal Revenue Service Form W-8BEN or W-8ECI (or any successor form), properly completed and duly executed by such Lender, together with any other certificate or statement of exemption required under the Code or the regulations issued thereunder to establish that such Lender is not subject to deduction or withholding of United States federal income tax with respect to any payments to such Lender of interest payable under any of the Loan Documents.

                    (b) Each Lender required to deliver any forms,  certificates or other evidence with respect to United States federal income tax withholding matters pursuant to subsection 2.7B(iii)(a) hereby agrees, from time to time after the initial delivery by such Lender of such forms, certificates or other evidence, whenever a lapse in time or change in circumstances renders such forms, certificates or other evidence obsolete or inaccurate in any material respect, that Lender shall promptly (1) deliver to Administrative Agent for transmission to Borrower two new original copies of Internal Revenue Service Form 1001 or 4224, or a Certificate re Non-Bank Status and two original copies of Internal Revenue Service Form W-8BEN or W-8ECI, as the case may be, properly completed and duly executed by such Lender, together with any other certificate or statement of exemption required in order to confirm or establish that such Lender is not subject to deduction or withholding of United States federal income tax with respect to payments to such Lender under the Loan Documents or
               (2) notify Administrative Agent and Borrower of its inability to deliver any such forms, certificates or other evidence.

               (c) Borrower shall not be required to pay any additional amount to any Non-US Lender under clause (c) of subsection 2.7B(ii) if such Lender shall have failed to satisfy the requirements of clause (a) or (b)(1) of this subsection 2.7B(iii); provided that if such Lender shall have satisfied the requirements of subsection 2.7B(iii)(a) on the Closing Date (in the case of each Lender listed on the signature pages hereof) or on the date of the Assignment Agreement or joinder agreement pursuant to which it became a Lender (in the case of each other Lender), nothing in this subsection 2.7B(iii)(c) shall relieve Borrower of its obligation to pay any additional amounts pursuant to clause (c) of subsection 2.7B(ii) in the event that, as a result of any change in any applicable law, treaty or governmental rule, regulation or order, or any change in the interpretation, administration or application thereof, such Lender is no longer properly entitled to deliver forms, certificates or other evidence at a subsequent date establishing the fact that such Lender is not subject to withholding as described in subsection 2.7B(iii)(a).

               C.  Capital  Adequacy  Adjustment.   If  any  Lender  shall  have
determined that the adoption, effectiveness, phase-in or applicability after the date hereof of any law, rule or regulation (or any provision thereof) regarding capital adequacy, or any change therein or in the interpretation or administration thereof after the date hereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its applicable lending office) with any guideline, request or directive regarding capital adequacy (whether or not having the force of law) of any such governmental authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of, or with reference to, such Lender's Loans or Commitments or Letters of Credit or participations therein or other obligations hereunder with respect to the Loans or the Letters of Credit to a level below that which such Lender or such controlling corporation could have achieved but for such adoption, effectiveness, phase-in, applicability, change or compliance (taking into consideration the policies of such Lender or such controlling corporation with regard to capital adequacy), then from time to time, within five Business Days after receipt by Borrower from such Lender of the statement referred to in the next sentence, Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or such controlling corporation on an after-tax basis for such reduction. Such Lender shall deliver

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

to Borrower (with a copy to Administrative Agent) a written statement, setting forth in reasonable detail the basis of the calculation of such additional amounts, which statement shall be conclusive and binding upon all parties hereto absent manifest error.

2.8       Obligation of Lenders to Mitigate.
---       ----------------------------------

               Each Lender and Issuing Lender agrees that, as promptly as practicable after the officer of such Lender or Issuing Lender responsible for administering the Loans or Letters of Credit of such Lender or Issuing Lender, as the case may be, becomes aware of the occurrence of an event or the existence of a condition that would cause such Lender or Issuing Lender to become an Affected Lender or that would entitle such Lender or Issuing Lender to receive payments under subsection 2.7 or subsection 3.6 it will, to the extent not inconsistent with the internal policies of such Lender or Issuing Lender and any applicable legal or regulatory restrictions, use reasonable efforts (i) to make, issue, fund or maintain the Commitments of such Lender or Issuing Lender or the affected Loans or Letters of Credit of such Lender or Issuing Lender through another lending office of such Lender or Issuing Lender or (ii) take such other measures as such Lender or Issuing Lender may deem reasonable, if as a result thereof the circumstances which would cause such Lender or Issuing Lender to become an Affected Lender would cease to exist or the additional amounts which would otherwise be required to be paid to Lender pursuant to subsection 2.7 would be materially reduced and if, as determined by such Lender or Issuing Lender in its sole discretion, the making, issuing, funding or maintaining of such Commitments or Loans or Letters of Credit through such other lending office or in accordance with such other measures, as the case may be, would not otherwise materially adversely affect such Commitments or Loans or Letters of Credit or the interests of such Lender or Issuing Lender; provided that such Lender or Issuing Lender will not be obligated to utilize such other lending office pursuant to this subsection 2.8 if such Lender or Issuing Lender would incur incremental expenses as a result of utilizing such other lending office as described in clause (i) above. A certificate as to the amount of any such expenses payable by Borrower pursuant to this subsection 2.8 (setting forth in reasonable detail the basis for requesting such amount) submitted by such Lender or Issuing Lender to Borrower shall (with a copy to Administrative Agent) be conclusive absent manifest error. Each Lender and Issuing Lender agrees that it will not request compensation under subsection 2.7 unless such Lender or Issuing Lender requests compensation from borrowers under other lending arrangements with such Lender or Issuing Lender who are similarly situated.

Section 3.     LETTERS OF CREDIT

3.1       Issuance of Letters of Credit and Lenders' Purchase of Participations
---       ---------------------------------------------------------------------
          Therein.
          --------

               A. Letters of Credit. In addition to Borrower requesting that Lenders make Revolving Loans pursuant to subsection 2.1A(ii), Borrower may request, in accordance with the provisions of this subsection 3.1, from time to time during the period from the Closing Date to the date ninety days prior to the Revolving Loan Commitment Termination Date, that one or more Lenders with a Revolving Loan Commitment issue Letters of Credit for the account of Borrower for the purposes specified in the definitions of Commercial Letters of Credit and Standby Letters of Credit. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Borrower herein set forth, any one or more Lender with a Revolving Loan Commitment may, but (except as provided in subsection 3.1B(ii)) shall not be obligated to, issue such Letters of Credit in accordance with the provisions of this subsection 3.1; provided that Borrower shall not request that any Lender issue (and no Lender shall issue):

               (i) any Letter of Credit if, after giving effect to such issuance, the Total Utilization of Revolving Loan Commitment would exceed the Revolving Loan Commitments then in effect;

               (ii) any Letter of Credit if, after giving effect to such issuance, the Letter of Credit Usage would exceed $16,500,000;

               (iii) any Standby Letter of Credit having an expiration date later than the earlier of (a) the Revolving Loan Commitment Termination Date and (b) the date which is one year from the date of issuance of such Standby Letter of Credit; provided that the immediately preceding clause (b) shall not prevent (x) the Issuing Lender for the Phase I LOC from issuing such Letter of Credit with an expiration date of October 31, 2002 or (y) any Issuing Lender from agreeing that a Standby Letter of Credit will automatically be extended for one or more successive periods not to exceed one year each unless such Issuing Lender elects not to extend for any such additional period; and provided, further that such Issuing Lender shall elect not to extend such Standby Letter of Credit if it has knowledge that an Event of Default has occurred and is continuing (and has not been waived in accordance subsection 10.6) at the time such Issuing Lender must elect whether or not to allow such extension;

               (iv) any  Commercial  Letter of Credit having an expiration  date
               (a) later than the earlier of (X) the date which is 30 days prior to the Revolving Loan Commitment Termination Date and (Y) the date which is 180 days from the date of issuance of such Commercial Letter of Credit or (b) that is otherwise unacceptable to the applicable Issuing Lender in its reasonable discretion; or

               (v) any Letter of Credit denominated in a currency other than Dollars.

               B. Mechanics of Issuance.

               (i) Notice of Issuance. Whenever Borrower desires the issuance of a Letter of Credit, it shall deliver to Administrative Agent a Notice of Issuance of Letter of Credit substantially in the form of Exhibit IX annexed hereto no later than 12:00 Noon (New York City time) at least three Business Days (in the case of Standby Letters of Credit) or five Business Days (in the case of Commercial Letters of Credit), or in each case such shorter period as may be agreed to by the Issuing Lender in any particular instance, in advance of the proposed date of issuance. The Notice of Issuance of Letter of Credit shall specify (a) the proposed date of issuance (which shall be a Business Day), (b) whether the Letter of Credit is to be a Standby Letter of Credit or a Commercial Letter of Credit, (c) the face amount of the Letter of Credit, (d) the expiration date of the Letter of Credit, (e) the name and address of the beneficiary, and (f) either the verbatim text of the proposed Letter of Credit or the proposed terms and conditions thereof, including a precise description of any documents to be presented by the beneficiary which, if presented by the beneficiary prior to the expiration date of the Letter of Credit, would require the Issuing Lender to make payment under the Letter of Credit; provided that the Issuing Lender, in its reasonable discretion, may require changes in the text of the proposed Letter of Credit or any such documents; and provided, further that no Letter of Credit shall require payment against a conforming draft to be made thereunder on the same business day (under the laws of the jurisdiction in which the office of the Issuing Lender to which such draft is required to be presented is located) that such draft is presented if such presentation is made after 10:00 A.M. (in the time zone of such office of the Issuing Lender) on such business day.

               Borrower shall notify the applicable Issuing Lender (and Administrative Agent, if Administrative Agent is not such Issuing Lender) prior to the issuance of any Letter of Credit in the event that any of the matters to which Borrower is required to certify in the applicable Notice of Issuance of Letter of Credit is no longer true and correct as of the proposed date of issuance of such Letter of Credit, and upon the issuance of any Letter of Credit Borrower shall be deemed to have re-certified, as of the date of such issuance, as to the matters to which Borrower is required to certify in the applicable Notice of Issuance of Letter of Credit.

               (ii) Determination of Issuing Lender. Upon receipt by Administrative Agent of a Notice of Issuance of Letter of Credit pursuant to subsection 3.1B(i) requesting the issuance of a Letter of Credit, in the event Administrative Agent elects to issue such Letter of Credit, Administrative Agent shall promptly so notify Borrower, and Administrative Agent shall be the Issuing Lender with respect thereto. In the event that Administrative Agent, in its sole discretion, elects not to issue such Letter of Credit, Administrative Agent shall promptly so notify Borrower, whereupon Borrower may request any other Lender with a Revolving Loan Commitment to issue such Letter of Credit by delivering to such Lender a copy of the applicable Notice of Issuance of Letter of Credit. Any Lender so requested to issue such Letter of Credit shall promptly notify Borrower and Administrative Agent whether or not, in its sole discretion, it has elected to issue such Letter of Credit, and any such Lender which so elects to issue such Letter of Credit shall be the Issuing Lender with respect thereto. In the event that all other Lenders with Revolving Loan Commitments shall have declined to issue such Letter of Credit, notwithstanding the prior election of Administrative Agent not to issue such Letter of Credit, so long as all other conditions set forth in this Agreement for issuance of such Letter of Credit are satisfied, Administrative Agent shall be obligated to issue such Letter of Credit and shall be the Issuing Lender with respect thereto, notwithstanding the fact that the Letter of Credit Usage with respect to such Letter of Credit and with respect to all other Letters of Credit issued by Administrative Agent, when aggregated with Administrative Agent's outstanding Revolving Loans, may exceed Administrative Agent's Revolving Loan Commitment then in effect.

               (iii) Issuance of Letter of Credit. Upon satisfaction or waiver (in accordance with subsection 10.6) of the conditions set forth in subsection 4.3, the Issuing Lender shall issue the requested Letter of Credit in accordance with the Issuing Lender's standard operating procedures.

               (iv) Notification to Lenders. Upon the issuance of any Letter of Credit the applicable Issuing Lender shall promptly notify Administrative Agent and each other Lender with a Revolving Loan Commitment of such issuance, which notice shall be accompanied by a copy of such Letter of Credit. Promptly after receipt of such notice (or, if Administrative Agent is the Issuing Lender, together with such notice), Administrative Agent shall notify each Lender with a Revolving Loan Commitment of the amount of such Lender's respective participation in such Letter of Credit, determined in accordance with subsection 3.1C.

               (v) Reports to Lenders. Within 15 days after the end of each calendar quarter ending after the Closing Date, so long as any Letter of Credit shall have been outstanding during such calendar quarter, each Issuing Lender shall deliver to each other Lender with a Revolving Loan Commitment a report setting forth for such calendar quarter the daily aggregate amount available to be drawn under the Letters of Credit issued by such Issuing Lender that were outstanding during such calendar quarter.

               C. Lenders' Purchase of Participations in Letters of Credit. Immediately upon the issuance of each Letter of Credit, each Lender with a Revolving Loan Commitment shall be deemed to, and hereby agrees to, have irrevocably purchased from the Issuing Lender a participation in such Letter of Credit and any drawings honored thereunder in an amount equal to such Lender's
Pro Rata Share of the maximum amount which is or at any time may become available to be drawn thereunder.

3.2       Letter of Credit Fees.
---       ----------------------

               Borrower agrees to pay the following amounts with respect to Letters of Credit issued hereunder:

               (i) with respect to each Standby Letter of Credit, (a) a fronting fee payable directly to the applicable Issuing Lender for its own account, equal to the greater of (X) $5,000 and (Y) 0.25% per annum of the daily amount available to be drawn under such Standby Letter of Credit and (b) a letter of credit fee, payable to Administrative Agent for the account of Lenders with Revolving Loan Commitments equal to the product of (y) 4.00% times, (z) the daily maximum amount available to be drawn under such Standby Letter of Credit, each such fronting fee or letter of credit fee to be payable in arrears on and to (but excluding) each March 31, June 30, September 30 and December 31 of each year and computed on the basis of a 360-day year for the actual number of days elapsed;

               (ii) with respect to each Commercial Letter of Credit, (a) a fronting fee payable directly to the applicable Issuing Lender for its own account, equal to 0.25% per annum of the daily amount available to be drawn under such Commercial Letter of Credit and
               (b) a letter of credit fee payable to Administrative Agent for the account of Lenders with Revolving Loan Commitments, equal to the product of (y) 4.00% times, (z) the daily maximum amount available to be drawn under such Commercial Letter of Credit, each such fronting fee or letter of credit fee to be payable in arrears on and to (but excluding) each March 31, June 30, September 30 and December 31 of each year and computed on the basis of a 360-day year for the actual number of days elapsed; and

               (iii) with respect to the issuance, amendment or transfer of each Letter of Credit and each payment of a drawing made thereunder (without duplication of the fees payable under clauses (i) and
               (ii) above), documentary and processing charges payable directly to the applicable Issuing Lender for its own account in accordance with such Issuing Lender's standard schedule for such charges in effect at the time of such issuance, amendment, transfer or payment, as the case may be.

For purposes of calculating any fees payable under clauses (i) and (ii) of this subsection 3.2, the daily amount available to be drawn under any Letter of Credit shall be determined as of the close of business on any date of determination. Promptly upon receipt by Administrative Agent of any amount described in clause (i)(b) or (ii)(b) of this subsection 3.2, Administrative Agent shall distribute to each Lender with a Revolving Loan Commitment its Pro Rata Share of such amount.

3.3       Drawings and Reimbursement of Amounts Paid Under Letters of Credit.
---       -------------------------------------------------------------------

               A. Responsibility of Issuing Lender With Respect to Drawings. In determining whether to honor any drawing under any Letter of Credit by the beneficiary thereof, Issuing Lender shall be responsible only to examine the documents delivered under such Letter of Credit with reasonable care so as to ascertain whether they appear on their face to be in accordance with the terms and conditions of such Letter of Credit.

               B. Reimbursement by Borrower of Amounts Paid Under Letters of Credit. In the event an Issuing Lender has determined to honor a drawing under a Letter of Credit issued by it, such Issuing Lender shall immediately notify Borrower and Administrative Agent, and Borrower shall reimburse such Issuing Lender on or before the Business Day immediately following the date on which such drawing is honored (the "Reimbursement Date") in an amount in Dollars and in same day funds equal to the amount of such honored drawing; provided that, anything contained in this Agreement to the contrary notwithstanding, unless Borrower shall have notified Administrative Agent and such Issuing Lender prior to 10:00 A.M. (New York City time) on the date such drawing is honored that Borrower intends to reimburse such Issuing Lender for the amount of such honored drawing with funds other than the proceeds of Revolving Loans, Borrower shall be deemed to have given a timely Notice of Borrowing to Administrative Agent requesting Lenders to make Revolving Loans that are Base Rate Loans on the Reimbursement Date in an amount in Dollars equal to the amount of such honored drawing and Lenders with Revolving Loan Commitments shall, on the Reimbursement Date, make Revolving Loans that are Base Rate Loans in the amount of such honored drawing, the proceeds of which shall be applied directly by Administrative Agent to reimburse such Issuing Lender for the amount of such honored drawing; and provided, further that if for any reason proceeds of Revolving Loans are not received by such Issuing Lender on the Reimbursement Date in an amount equal to the amount of such honored drawing, Borrower shall reimburse such Issuing Lender, on demand, in an amount in same day funds equal to the excess of the amount of such honored drawing over the aggregate amount of such Revolving Loans, if any, which are so received. Nothing in this subsection 3.3B shall be deemed to relieve any Lender from its obligation to make Revolving Loans on the terms and conditions set forth in this Agreement, and Borrower shall retain any and all rights it may have against any Lender resulting from the failure of such Lender to make such Revolving Loans under this subsection 3.3B.

               C. Payment by Lenders of Unreimbursed Amounts Paid Under Letters of Credit.

               (i) Payment by Lenders. In the event that Borrower shall fail for any reason to reimburse any Issuing Lender as provided in subsection 3.3B in an amount equal to the amount of any drawing honored by such Issuing Lender under a Letter of Credit issued by it, such Issuing Lender shall promptly notify each other Lender with a Revolving Loan Commitment of the unreimbursed amount of such honored drawing and of such other Lender's respective participation therein based on such Lender's Pro Rata Share. Each Lender with a Revolving Loan Commitment shall make available to such Issuing Lender an amount equal to its respective participation, in Dollars and in same day funds, at the office of such Issuing Lender specified in such notice, not later than 12:00 Noon (New York City time) on the first business day (under the laws of the jurisdiction in which such office of such Issuing Lender is located) after the date notified by such Issuing Lender. In the event that any Lender with a Revolving Loan Commitment fails to make available to such Issuing Lender on such business day the amount of such Lender's participation in such Letter of Credit as provided in this subsection 3.3C, such Issuing Lender shall be entitled to recover such amount on demand from such Lender together with interest thereon at the rate customarily used by such Issuing Lender for the correction of errors among banks for three Business Days and thereafter at the Base Rate. Nothing in this subsection 3.3C shall be deemed to prejudice the right of any Lender with a Revolving Loan Commitment to recover from any Issuing Lender any amounts made available by such Lender to such Issuing Lender pursuant to this subsection 3.3C in the event that it is determined by the final judgment of a court of competent jurisdiction that the payment with respect to a Letter of Credit by such Issuing Lender in respect of which payment was made by such Lender constituted gross negligence or willful misconduct on the part of such Issuing Lender.

               (ii) Distribution to Lenders of Reimbursements Received From Borrowers. In the event any Issuing Lender shall have been reimbursed by other Lenders pursuant to subsection 3.3C(i) for all or any portion of any drawing honored by such Issuing Lender under a Letter of Credit issued by it, such Issuing Lender shall distribute to each other Lender with a Revolving Loan Commitment which has paid all amounts payable by it under subsection 3.3C(i) with respect to such honored drawing such other Lender's Pro Rata Share of all payments subsequently received by such Issuing Lender from Borrower in reimbursement of such honored drawing when such payments are received. Any such distribution shall be made to a Lender at its primary address set forth below its name on the appropriate signature page hereof or at such other address as such Lender may request.

               D. Interest on Amounts Paid Under Letters of Credit.

               (i) Borrower agrees to pay to each Issuing Lender, with respect to drawings honored under any Letters of Credit issued by it, interest on the amount paid by such Issuing Lender in respect of each such honored drawing from the date such drawing is honored to but excluding the date such amount is reimbursed by Borrower (including any such reimbursement out of the proceeds of Revolving Loans pursuant to subsection 3.3B) at a rate equal to
               (a) for the period from the date such drawing is honored to but excluding the Reimbursement Date, the rate then in effect under this Agreement with respect to Revolving Loans that are Base Rate Loans and (b) thereafter, a rate which is 2% per annum in excess of the rate of interest otherwise payable under this Agreement with respect to Revolving Loans that are Base Rate Loans.
               Interest payable pursuant to this subsection 3.3D(i) shall be computed on the basis of a 365-day year for the actual number of days elapsed in the period during which it accrues and shall be payable on demand or, if no demand is made, on the date on which the related drawing under a Letter of Credit is reimbursed in full.

               (ii) Distribution of Interest Payments by Issuing Lender. Promptly upon receipt by any Issuing Lender of any payment of interest pursuant to subsection 3.3D(i) with respect to a drawing honored under a Letter of Credit issued by it, (a) such Issuing Lender shall distribute to each other Lender with a Revolving Loan Commitment, out of the interest received by such Issuing Lender in respect of the period from the date such drawing is honored to but excluding the date on which such Issuing Lender is reimbursed for the amount of such drawing (including any such reimbursement out of the proceeds of Revolving Loans pursuant to subsection 3.3B), the amount that such other Lender would have been entitled to receive in respect of the letter of credit fee that would have been payable in respect of such Letter of Credit for such period pursuant to subsection 3.2 if no drawing had been honored under such Letter of Credit, and (b) in the event such Issuing Lender shall have been reimbursed by other Lenders pursuant to subsection 3.3C(i) for all or any portion of such honored drawing, such Issuing Lender shall distribute to each other Lender which has paid all amounts payable by it under subsection 3.3C(i) with respect to such honored drawing such other Lender's Pro Rata Share of any interest received by such Issuing Lender in respect of that portion of such honored drawing so reimbursed by other Lenders for the period from the date on which such Issuing Lender was so reimbursed by other Lenders to but excluding the date on which such portion of such honored drawing is reimbursed by Borrowers. Any such distribution shall be made to a Lender at its primary address set forth below its name on the appropriate signature page hereof or at such other address as such Lender may request.

3.4       Obligations Absolute.
---       ---------------------

               The obligation of Borrower to reimburse each Issuing Lender for drawings honored under the Letters of Credit issued by it and to repay any Revolving Loans made by Lenders pursuant to subsection 3.3B and the obligations of Lenders under subsection 3.3C(i) shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances including, without limitation, any of the following circumstances:

               (i) any lack of validity or enforceability of any Letter of Credit;

               (ii) the existence of any claim, set-off, defense or other right which Borrower or any Lender may have at any time against a beneficiary or any transferee of any Letter of Credit (or any Persons for whom any such transferee may be acting), any Issuing Lender or other Lender or any other Person or in the case of a Lender, against Borrower, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between Borrower or one of its Subsidiaries and the beneficiary for which any Letter of Credit was procured);

               (iii) any draft or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

               (iv) payment by the applicable Issuing Lender under any Letter of Credit against presentation of a draft or other document which does not substantially comply with the terms of such Letter of Credit;

               (v) any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of Borrower;

               (vi) any breach of this Agreement or any other Loan Document by any party thereto;

               (vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing; or

               (viii) the fact that an Event of Default or a Potential Event of Default shall have occurred and be continuing;

provided, in each case, that payment by the applicable Issuing Lender under the applicable Letter of Credit shall not have constituted gross negligence or willful misconduct of such Issuing Lender under the circumstances in question (as determined by a final judgment of a court of competent jurisdiction).

3.5       Indemnification; Nature of Issuing Lenders' Duties.
---       ---------------------------------------------------

               A. Indemnification. In addition to amounts payable as provided in subsection 3.6, Borrower hereby agrees to protect, indemnify, pay and save harmless each Issuing Lender from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable fees, expenses and disbursements of counsel and allocated costs of internal counsel) which such Issuing Lender may incur or be subject to as a consequence, direct or indirect, of (i) the issuance of any Letter of Credit by such Issuing Lender, other than as a result of (a) the gross negligence or willful misconduct of such Issuing Lender as determined by a final judgment of a court of competent jurisdiction or (b) subject to the following clause (ii), the wrongful dishonor by such Issuing Lender of a proper demand for payment made under any Letter of Credit issued by it or (ii) the failure of such Issuing Lender to honor a drawing under any such Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority (all such acts or omissions herein called "Governmental Acts").

               B. Nature of Issuing Lenders' Duties. As between Borrower and any Issuing Lender, Borrower assumes all risks of the acts and omissions of, or misuse of the Letters of Credit issued by such Issuing Lender by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, such Issuing Lender shall not be responsible for: (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any such Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) failure of the beneficiary of any such Letter of Credit to comply fully with any conditions required in order to draw upon such Letter of Credit; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; or (viii) any consequences arising from causes beyond the control of such Issuing Lender, including without limitation any Governmental Acts, and none of the above shall affect or impair, or prevent the vesting of, any of such Issuing Lender's rights or powers hereunder.

               In furtherance and extension and not in limitation of the specific provisions set forth in the first paragraph of this subsection 3.5B, any action taken or omitted by any Issuing Lender under or in connection with the Letters of Credit issued by it or any documents and certificates delivered thereunder, if taken or omitted in good faith, shall not put any Issuing Lender under any resulting liability to Borrower.

               Notwithstanding anything to the contrary contained in this subsection 3.5, Borrower shall retain any and all rights it may have against any Issuing Lender for any liability arising solely out of the gross negligence or willful misconduct of such Issuing Lender, as determined by a final judgment of a court of competent jurisdiction.

3.6       Increased Costs and Taxes Relating to Letters of Credit.
---       --------------------------------------------------------

               Subject to the provisions of subsection 2.7B (which shall be controlling with respect to the matters covered thereby), in the event that any Issuing Lender or Lender with a Revolving Loan Commitment shall determine (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto) that any law, treaty or governmental rule, regulation or order, or any change therein or in the interpretation, administration or application thereof (including the introduction of any new law, treaty or governmental rule, regulation or order), or any determination of a court or governmental authority, in each case that becomes effective after the date hereof, or compliance by any Issuing Lender or Lender with a Revolving Loan Commitment with any guideline, request or directive issued or made after the date hereof by any central bank or other governmental or quasi-governmental authority (whether or not having the force of law):

               (i) subjects such Issuing Lender or Lender (or its applicable lending or letter of credit office) to any additional Tax (other than any Tax on the overall net income of such Issuing Lender or Lender) with respect to the issuing or maintaining of any Letters of Credit or the purchasing or maintaining of any participations therein or any other obligations under this Section 3, whether directly or by such being imposed on or suffered by any particular Issuing Lender or Lender;

               (ii) imposes, modifies or holds applicable any reserve (including without limitation any marginal, emergency, supplemental, special or other reserve), special deposit, compulsory loan, FDIC insurance or similar requirement in respect of any Letters of Credit issued by any Issuing Lender or participations therein purchased by any Lender; or

               (iii) imposes any other condition (other than with respect to a Tax matter) on or affecting such Issuing Lender or Lender (or its applicable lending or letter of credit office) regarding this
               Section 3 or any Letter of Credit or any participation therein;

and the result of any of the foregoing is to increase the cost to such Issuing Lender or Lender of agreeing to issue, issuing or maintaining any Letter of Credit or agreeing to purchase, purchasing or maintaining any participation therein or to reduce any amount received or receivable by such Issuing Lender or Lender (or its applicable lending or letter of credit office) with respect thereto; then, in any case, Borrower shall promptly pay to such Issuing Lender or Lender, upon receipt of the statement referred to in the next sentence, such additional amount or amounts as may be necessary to compensate such Issuing Lender or Lender for any such increased cost or reduction in amounts received or receivable hereunder. Such Issuing Lender or Lender shall deliver to Borrower a written statement, setting forth in reasonable detail the basis for calculating the additional amounts owed to such Issuing Lender or Lender under this subsection 3.6, which statement shall be conclusive and binding upon all parties hereto absent manifest error.

Section 4.     CONDITIONS TO LOANS AND LETTERS OF CREDIT

               The obligations of Lenders to make Loans and issue Letters of Credit hereunder are subject to the satisfaction (or waiver by Lenders in their sole discretion) of the following conditions.

4.1       Conditions to the Occurrence of the Closing Date.
---       -------------------------------------------------

          The conditions to the occurrence of the Closing Date are:

               A. Borrower's Documents. Borrower shall have delivered to Lenders (or to Administrative Agent for Lenders with sufficient executed copies, where appropriate, for each Lender and its counsel) the following with respect to Borrower, each, unless otherwise noted, dated the Closing Date:

               (i) Copies of its Organizational Documents, certified by the Secretary of State of its jurisdiction of organization if such certification is generally available dated a recent date prior to the Closing Date and in each other case, by its secretary or assistant secretary;

               (ii) To the extent generally available, a good standing certificate from the Secretary of State of its jurisdiction of organization and a certificate or other evidence of good standing as to payment of any applicable franchise or similar taxes from the appropriate taxing authority of such jurisdiction, each dated a recent date prior to the Closing Date;

               (iii) Resolutions of LVSI's Board of Directors acting as ultimate managing member of Borrower approving and authorizing the execution, delivery and performance by Borrower of the Loan Documents being executed on the Closing Date to which it is a party, certified as of the Closing Date by LVSI's secretary or an assistant secretary as being in full force and effect without modification or amendment;

               (iv) Signature and incumbency certificates of the officers of LVSI executing the Loan Documents being executed on behalf of Borrower on the Closing Date;

               (v) Executed originals of the Loan Documents to which it is a party; and

               (vi) Such other documents as Administrative Agent may reasonably request.

               B. No Material Adverse Effect. Since December 31, 2000, no event or circumstance shall have occurred which has had or in the judgment of Administrative Agent could reasonably be expected to have a Material Adverse Effect.

               C. Deed of Trust and Title Insurance. Administrative Agent shall have received from Borrower (i) a fully executed and notarized Deed of Trust, in form and substance reasonably satisfactory to Administrative Agent duly recorded in the appropriate filing or recording office in the jurisdiction in which the Mortgaged Property is located, or evidence that such Deed of Trust has been irrevocably delivered to the Title Company for such recordation, and (ii) (a) a 1970 (amended October 17, 1970) ALTA mortgagee title insurance policy or policies or unconditional commitment therefore (the "Mortgage Policy") issued by the Title Company with respect to the Mortgaged Property in an amount not less than the maximum aggregate amount of the Commitment, in each case, insuring for the benefit of Administrative Agent that the Deed of Trust creates a valid and enforceable First Priority deed of trust Lien on the Mortgaged Property, subject only to Permitted Liens, which Mortgage Policy (1) shall include an endorsement for mechanics' liens, for future advances under this Agreement and for any other matters reasonably requested by Administrative Agent, (2) shall provide for affirmative insurance and such reinsurance as Administrative Agent may reasonably request, all of the foregoing in form and substance satisfactory to Administrative Agent and (3) shall not have a creditor's rights exception; and
(b) evidence reasonably satisfactory to Administrative Agent that Borrower has or has caused to be (x) delivered to the Title Company all certificates and affidavits required by the Title Company in connection with the issuance of the Mortgage Policy and (y) paid to the Title Company or to the appropriate governmental authorities all expenses and premiums of the Title Company in connection with the issuance of the Mortgage Policy and all recording and stamp taxes (including mortgage recording and intangible taxes) payable in connection with recording the Deed of Trust in the appropriate real estate records.

               D. A.L.T.A. Survey. Administrative Agent shall have received an A.L.T.A. survey of the Land satisfactory in form and substance to the Title Company and the Administrative Agent reasonably current and certified to Administrative Agent by a licensed surveyor satisfactory to Administrative Agent, showing (a) as to the Land, the exact location and dimensions thereof, including the location of all means of access thereto and all easements relating thereto and showing the perimeter within which all foundations are or are to be located; (b) that there are no gaps, gores, projections, protrusions or other survey defects other than Permitted Liens; (c) whether the Land or any portion thereof is located in a special earthquake or flood hazard zone; and (d) that there are no other matters that could reasonably be expected to be disclosed by a survey constituting a defect in title other than Permitted Liens.

               E. Security Interests in Personal and Mixed Property. Administrative Agent shall have received evidence reasonably satisfactory to it that Borrower shall have taken or caused to be taken all actions, executed and delivered or caused to be executed and delivered all such agreements, documents and instruments, and made or caused to be made all such filings and recordings that may be necessary or in the reasonable opinion of Administrative Agent, desirable in order to create in favor of Administrative Agent, for the benefit of Lenders, a valid and perfected security interest in the Collateral securing all of the Obligations. Without limiting the generality of the foregoing Borrower shall have (i) delivered to Administrative Agent (a) the results of a recent search, by a Person satisfactory to Administrative Agent to all effective UCC financing statements and fixture filings and all judgment and tax lien filings which may have been made with respect to any personal or mixed property of any Loan Party, together with copies of all such filings disclosed by such search, and (b) UCC termination statements duly executed by all applicable Persons for filing in all applicable jurisdictions as may be necessary to terminate any effective UCC financing statements or fixture filings disclosed in such search (other than any such financing statements or fixture filings in respect of Liens permitted to remain outstanding pursuant to the terms of this Agreement and (ii) delivered to Administrative Agent UCC financing statements and, where appropriate, fixture filings, duly executed by each applicable Loan Party with respect to all personal and mixed property Collateral of such Loan Party, for filing in all jurisdictions as may be necessary or, in the opinion of

Administrative Agent, desirable to perfect the security interests created in such Collateral pursuant to the Collateral Documents.

               F. Opinions of Counsel to Borrower. Lenders and their respective counsel shall have received (i) originally executed copies of one or more favorable written opinions of Paul, Weiss, Rifkind, Wharton & Garrison, counsel for Borrower, and (ii) originally executed copies of one or more favorable written opinions of Lionel Sawyer & Collins, Nevada counsel for Borrower, each in form and substance reasonably satisfactory to Administrative Agent and its counsel, dated as of the Closing Date and setting forth substantially the matters in the opinions designated in Exhibits V-A and V-B annexed hereto, respectively, and as to such other matters as Administrative Agent acting on behalf of Lenders may reasonably request. Borrower hereby acknowledges and confirms that it has requested such counsel to deliver such opinions to Lenders.

               G. Fees. Borrower shall have paid to Administrative Agent the fees payable on the Closing Date referred to in subsection 2.3 and all transaction costs payable under Section 10.2 due at that time.

               H. Matters Relating to Flood Hazards. (a) Administrative Agent shall have received evidence, which may be in the form of a letter from an insurance broker or a municipal engineer, as to whether the Mortgaged Property is located in an area designated by the Federal Emergency Management Agency as having special flood or mud slide hazards and if so, whether the community in which the Mortgaged Property is located participates in the National Flood Insurance Program, (b) if the Mortgaged Property is located in an area designated by the Federal Emergency management Agency as having special flood or mud slide hazards, written acknowledgment from Borrower of receipt of written notification from Administrative Agent (1) that the Mortgaged Property is located in a special flood hazard area and (2) as to whether the community in which the Mortgaged Property is located is participating in the National Flood Insurance Program, and (c) in the event the Mortgaged Property is located in a community that participates in the National Flood Insurance Program, evidence that Borrower have obtained flood insurance in respect of the Mortgaged Property to the extent required under the applicable regulations of the Board of Governors of the Federal Reserve System.

               I. Real Estate Appraisals. Administrative Agent shall have received an appraisal from an independent real estate appraiser satisfactory to the Administrative Agent in form, scope and substance satisfactory to the Administrative Agent and satisfying the requirements of any applicable laws and regulations of the Land showing a minimum value of $100,000,000 for the Land.

               J. Environmental Reports. Administrative Agent shall have received reports and other information, in form, scope and substance satisfactory to Administrative Agent, regarding environmental matters relating to the Borrower and the Land, which reports shall include a Phase I environmental assessment for the Land and the improvements thereon (the "Phase I Report") which (a) conforms to the ASTM Standard Practice for Environmental Site
Assessments: Phase I Environmental Site Assessment Process, E 1527 and (b) was conducted no more than six months prior to the Closing Date by EMG or another environmental consulting firm or firms reasonably satisfactory to the Administrative Agent.

               K. Environmental Indemnity. If requested by Administrative Agent, an environmental indemnity agreement, reasonably satisfactory in form and substance to Administrative Agent and its counsel, with respect to the indemnification of Administrative Agent and Lenders for any liabilities that may be imposed on or incurred by any of them as a result of any Hazardous Materials Activity.

               L. Financial Statements. Delivery to Administrative Agent of the audited consolidated and consolidating financial statements for LVSI and its Subsidiaries (including Borrower) for the period ended December 31, 2000 and the unaudited consolidated and consolidating financial statements for LVSI and its Subsidiaries for June 30, 2001.

               M. Solvency Assurances. On the Closing Date, Administrative Agent shall have received a Financial Condition Certificate from the Borrower dated the Closing Date, substantially in the form of Exhibit XI annexed hereto and with appropriate attachments, in each case demonstrating that, after giving effect to the transactions contemplated by this Agreement, the other Loan Documents and the other Operative Documents, Borrower will be Solvent.

               N. Phase II Lease. Borrower and Venetian shall have entered into the Phase II Lease, which Phase II Lease shall be in form and substance satisfactory to Administrative Agent.

               O. Evidence of Insurance. Administrative Agent shall have received a certificate from Company's insurance broker or other evidence satisfactory to it that all insurance required to be maintained pursuant to subsection 6.4 is in full force an effect and that Administrative Agent on behalf of Lenders has been named as additional insured and/or loss payee thereunder to the extent required under subsection 6.4.

               P. Representations and Warranties; Performance Agreements. Company shall have delivered to Administrative Agent an Officers' Certificate, in form and substance satisfactory to Administrative Agent, to the effect that
(i) the representations and warranties in Section 5 hereof are true, correct and compete in all material respects on and as of the Closing Date to the same extent as though made on and as of that date (or, to the extent such representations and warranties specifically relate to an earlier date, that such representations and warranties were true, correct and complete in all material respects on and as of such earlier date) (ii) Borrower shall have performed in all material respects all agreements and satisfied all conditions which this Agreement provides shall be performed or satisfied by it on or before the Closing Date except as otherwise disclosed to and agreed to in writing by Administrative Agent and (iii) no Event of Default or Potential Event of Default shall then exist and be continuing or would result form the consummation of the transaction contemplated hereby.

               Q. Update Regarding Bovis Litigation. An update from counsel to LVSI and its Subsidiaries regarding the status of the construction litigation with Bovis, in form and substance reasonably satisfactory to the Administrative Agent.

               R. Completion of Proceedings. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found reasonably acceptable by Administrative Agent and its counsel shall be reasonably satisfactory in form and substance to Administrative Agent and such counsel, and Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request.

4.2       Conditions to all Loans on or after the Closing Date.
---       -----------------------------------------------------

               The obligations of Lenders to make Loans on or after the Closing Date on any Funding Date are subject to the following further conditions precedent:

               A. Administrative Agent shall have received before that Funding Date, in accordance with the provisions of subsection 2.1B, an originally executed Notice of Borrowing, in each case signed by the chief executive officer, the chief financial officer or the treasurer of Borrower or of the managing member of Borrower or by any executive officer of Borrower or managing member designated by any of the above-described officers on behalf of Borrower in a writing delivered to Administrative Agent.

               B. As of that Funding Date:

               (i) The  representations  and warranties  contained herein and in the other Loan Documents shall be true, correct and complete in all material respects on and as of that Funding Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete in all material respects on and as of such earlier date;

               (ii) No event shall have occurred and be continuing or would result from the consummation of the borrowing contemplated by such Notice of Borrowing that would constitute an Event of Default or a Potential Event of Default;

               (iii) Each Loan Party shall have performed in all material respects all agreements and satisfied all conditions which this Agreement provides shall be performed or satisfied by it on or before that Funding Date;

               (iv) No order, judgment or decree of any court, arbitrator or governmental authority shall purport to enjoin or restrain Lender from making the Loans to be made by it on that Funding Date;

               (v) The making of the Loans requested on such Funding Date shall not violate any law including, Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System; and

               (vi) There shall not be pending or, to the knowledge of Borrower, threatened, any action, suit, proceeding, governmental investigation or arbitration against or affecting Borrower or any of its Subsidiaries or any property of Borrower or any of its Subsidiaries that is required to be disclosed under, and has not been disclosed by Borrower in writing pursuant to, subsection 5.6 or 6.1(x) prior to the making of the last preceding Loans (or, in the case of the initial Loans, prior to the execution of this Agreement), and there shall have occurred no development not so disclosed in any such action, suit, proceeding, governmental investigation or arbitration so disclosed, that, in either event, in the reasonable opinion of Administrative Agent or Requisite Lenders, would have a Material Adverse Effect.

4.3       Conditions to Letters of Credit.
---       --------------------------------

               The issuance of any Letter of Credit hereunder (whether or not the applicable Issuing Lender is obligated to issue such Letter of Credit) on or after the Closing Date is subject to the following conditions precedent:

               A. On or before the date of issuance of such Letter of Credit, Administrative Agent shall have received, in accordance with the provisions of subsection 3.1B(i), an originally executed Notice of Issuance of Letter of Credit, in each case signed by the chief executive officer, the chief financial officer or the treasurer of Borrower or the managing member of Borrower or by any executive officer of Borrower or managing member designated by any of the above-described officers on behalf of Borrower in a writing delivered to
Administrative Agent, together with all other information specified in subsection 3.1B(i) and such other documents or information as the applicable Issuing Lender may reasonably require in connection with the issuance of such Letter of Credit.

               B. On the date of issuance of such Letter of Credit, all conditions precedent described in subsection 4.2B shall be satisfied to the same extent as if the issuance of such Letter of Credit were the making of a Loan and the date of issuance of such Letter of Credit were a Funding Date.

Section 5.     BORROWER'S REPRESENTATIONS AND WARRANTIES

               In order to induce Lenders to enter into this Agreement and to make or continue the Loans, as applicable, and to induce Issuing Lenders to issue or continue Letters of Credit, as applicable, Borrower represents and warrants to each Lender that, on the Closing Date, on each Funding Date for Loans and on the date of issuance of each Letter of Credit, the following statements are true, correct and complete:

5.1       Organization, Powers, Qualification, Good Standing, Business and
---       ----------------------------------------------------------------
          Subsidiaries.
          -------------

               A. Organization and Powers. Each Loan Party is a corporation or limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization as specified in Schedule 5.1A annexed hereto. Each Loan Party has all requisite corporate or limited liability company power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into the Loan Documents and Project Documents to which it is a party and to carry out the transactions contemplated thereby.

               B. Qualification and Good Standing. Each Loan Party is qualified to do business and in good standing in every jurisdiction where its assets are located and wherever necessary to carry out its business and operations, except in jurisdictions where the failure to be so qualified or in good standing has not had and will not have a Material Adverse Effect. C. Ownership of Borrower. The equity interests in Borrower are duly authorized, validly issued and (if applicable) fully paid and nonassessable and, as of the Closing Date, none of such equity interests constitute Margin Stock. Schedule 5.1C, as it may be supplemented from time to time, correctly sets forth the ownership of Borrower.

               D. Subsidiaries. As of the Closing Date, Borrower has no Subsidiaries.

               E. Rights to Acquire Equity. There are no options, warrants, convertible securities or other rights to acquire any equity interests in Borrower or any of its Subsidiaries except as set forth as Schedule 5.1E.

               F. Conduct of Business. Borrower and its Subsidiaries are engaged only in the businesses permitted to be engaged in pursuant to subsection 7.12.

5.2       Authorization of Borrowing, etc.
---       --------------------------------

               A. Authorization of Borrowing. The execution, delivery and performance of the Loan Documents and the Project Documents have been duly authorized by all necessary corporate action on the part of each Loan Party that is a party thereto.

               B. No Conflict. The execution, delivery and performance by Loan Parties of the Loan Documents and Project Documents to which they are parties and the consummation of the transactions contemplated by the Loan Documents and such Project Documents do not and will not (i) violate any provision of (a) any law or any governmental rule or regulation applicable to Borrower or any of its Subsidiaries, (b) the Organizational Documents of Borrower or any of its

Subsidiaries or (c) any order, judgment or decree of any court or other agency of government binding on Borrower or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Borrower or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Borrower or any of its Subsidiaries (other than any Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Borrower or any of its Subsidiaries except for such approvals or consents which will be obtained on or before the Closing Date and disclosed in writing to Lenders and except for such violations, conflicts, approvals and consents the failure of which to obtain could reasonably be expected to have a Material Adverse Effect.

               C. Governmental Consents. The execution, delivery and performance by Loan Parties of the Loan Documents to which they are parties and the consummation of the transactions contemplated by the Loan Documents do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

               D. Binding Obligation. Each of the Loan Documents and Project Documents has been duly executed and delivered by Loan Parties that are parties hereto or thereto, as applicable, and is the legally valid and binding obligation of Loan Parties, enforceable against such Loan Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability, whether brought in a proceeding in equity or at law.

5.3       Financial Condition.
---       --------------------

               Borrower has heretofore delivered to Lenders, at Lenders' request, the following financial statements and information: (i) the audited consolidated and consolidating balance sheets of LVSI and its Subsidiaries as at December 31, 2000 and the related consolidated and consolidating statements of income, stockholders' equity and cash flows of LVSI and its Subsidiaries for the Fiscal Year then ended and (ii) the unaudited consolidated and consolidating balance sheets of LVSI and its Subsidiaries as at June 30, 2001 and the related unaudited consolidated and consolidating statements of income, stockholders' equity and cash flows of LVSI and its Subsidiaries for the six months then ended. All such statements were prepared in conformity with GAAP and fairly present, in all material respects, the financial position (on a consolidated and, where applicable, consolidating basis) of the entities described in such financial statements as at the respective dates thereof and the results of operations and cash flows (on a consolidated and, where applicable, consolidating basis) of the entities described therein for each of the periods then ended, subject, in the case of any such unaudited financial statements, to changes resulting from audit and normal year-end adjustments. Except for obligations under the Operative Documents, Borrower does not (and will not following the funding of the initial Loans) have any Contingent Obligation, contingent liability or liability for taxes, long-term lease or forward or long-term commitment that is not reflected in the foregoing financial statements or the notes thereto and which in any such case is material in relation to the business, operations, properties, assets, financial condition or prospects of Borrower and its Subsidiaries taken as a whole.

5.4       No Material Adverse Change; No Restricted Junior Payments.
---       ----------------------------------------------------------


               Since December 31, 2000, no event or change has occurred that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect. Except as set forth on Schedule 5.4, neither Borrower nor any of its Subsidiaries have directly or indirectly declared, ordered, paid or made, or set apart any sum or property for, any Restricted Junior Payment or agreed to do so except as permitted by subsection 7.5.

5.5       Title to Properties; Liens; Real Property.
---       ------------------------------------------

               A. Title to Properties; Liens. Borrower and its Subsidiaries have
(i) good marketable and insurable fee simple title to (in the case of fee interests in real property), (ii) valid leasehold interests in (in the case of leasehold interests in real or personal property), or (iii) good title to (in the case of all other personal property), all of their respective material properties and assets reflected in the financial statements referred to in subsection 5.3 or in the most recent financial statements delivered pursuant to subsection 6.1, in each case except for assets disposed of since the date of such financial statements in the ordinary course of business or as otherwise permitted under subsection 7.7. Except as permitted by this Agreement, all such properties and assets are held free and clear of Liens.

               B. Real Property. As of the Closing Date, Schedule 5.5 annexed hereto contains a true, accurate and complete list of (i) all material properties owned by Borrower or any of its Subsidiaries and (ii) all material leases, subleases or assignments of leases (together with all amendments, modifications, supplements, renewals or extensions of any thereof) affecting real estate of properties owned by Borrower or any of its Subsidiaries regardless of whether a Borrower or such Subsidiary is the landlord or tenant (whether directly or as an assignee or successor in interest) under such lease, sublease or assignment. Except as specified in Schedule 5.5 annexed hereto, each agreement listed in clause (ii) of the immediately preceding sentence is in full force and effect and Borrower does not have knowledge of any default that has occurred and is continuing thereunder, and each such agreement constitutes the legally valid and binding obligation of each applicable Borrower, enforceable against such Borrower in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles except to the extent that the failure of such agreement to be in full force and effect could not reasonably be expected to have a Material Adverse Effect.

5.6       Litigation; Adverse Facts.
---       --------------------------

               Except as set forth in Schedule 5.6 annexed hereto, there are no actions, suits, proceedings, arbitrations or governmental investigations (whether or not purportedly on behalf of Borrower or any of its Subsidiaries) at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign (including any Environmental Claims) that are pending or, to the knowledge of Borrower, threatened against or affecting Borrower or any of its Subsidiaries or any property of Borrower or any of its Subsidiaries and that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. Neither Borrower nor any of its Subsidiaries (i) is in violation of any applicable laws (including Environmental Laws) that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect, or (ii) is subject to or in default with respect to any final judgments, writs, injunctions, decrees, rules or regulations of any court or any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

5.7       Payment of Taxes.
---       -----------------

               Except to the extent permitted by subsection 6.3, all tax returns and reports of Borrower required to be filed by them have been timely filed, and all taxes shown on such tax returns to be due and payable and all material assessments, fees and other governmental charges upon Borrower and upon their respective properties, assets, income, businesses and franchises which are due and payable have been paid when due and payable. Borrower knows of no proposed tax assessment against Borrower or any of its Subsidiaries which is not being actively contested by Borrower or such Subsidiary in good faith and by appropriate proceedings; provided that such reserves or other appropriate provisions, if any, as shall be required in conformity with GAAP shall have been made or provided therefor.

5.8       Performance of Agreements; Materially Adverse Agreements; Material
---       ------------------------------------------------------------------
          Contracts.
          ----------

               A. Neither Borrower nor any of its Subsidiaries is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any of its Contractual Obligations, and no condition exists that, with the giving of notice or the lapse of time or both, would constitute such a default, except where the consequences of such default or defaults, if any, would not have a Material Adverse Effect.

B. Schedule 5.8 contains a true, correct and complete list of all the Material Contracts in effect on the Closing Date. Except as described on Schedule 5.8, all such Material Contracts are, to the knowledge of Borrower, in full force and effect and no material defaults currently exist thereunder.

5.9       Governmental Regulation.
---       ------------------------

               Neither Borrower nor any of its Subsidiaries is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, or the Interstate Commerce Act or registration under the Investment Company Act of 1940 or under any other federal or state statute or regulation which may limit its ability to incur Indebtedness other than the Nevada Gaming Laws or which may otherwise render all or any portion of the Obligations unenforceable. Incurrence of the Obligations under the Loan Documents complies with all applicable provisions of the Nevada Gaming Laws.

5.10      Securities Activities.
----      ----------------------

               A. Neither Borrower nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock.

               B. Following application of the proceeds of each Loan, not more than 25% of the value of the assets (either of Borrower only or of Borrower and its Subsidiaries on a consolidated basis) subject to the provisions of subsection 7.2 or 7.7 or subject to any restriction contained in any agreement or instrument, between Borrower and any Lender or any Affiliate of any Lender, relating to Indebtedness and within the scope of subsection 8.2, will be Margin Stock.

5.11      Employee Benefit Plans.
----      -----------------------

               A.  Borrower,   each  of  its  Subsidiaries  and  each  of  their
respective ERISA Affiliates are in material compliance with all applicable provisions and requirements of ERISA and the regulations thereunder with respect to each Employee Benefit Plan, and have performed all their obligations under each Employee Benefit Plan. Each Employee Benefit Plan which is intended to qualify under Section 401(a) of the Code is so qualified.

               B. No ERISA Event has occurred or is reasonably expected to occur which has resulted or would be reasonably likely to result in a liability in the aggregate amount of $1,000,000 or more.

               C. Except to the extent required under Section 4980B of the Code or except as set forth in Schedule 5.11 annexed hereto, no Employee Benefit Plan provides health or welfare benefits (through the purchase of insurance or otherwise) for any retired or former employee of Borrower, any of its Subsidiaries or any of their respective ERISA Affiliates.

               D. As of the most recent valuation date for any Pension Plan, the amount of unfunded benefit liabilities (as defined in Section 4001(a)(18) of ERISA), individually or in the aggregate for all Pension Plans (excluding for purposes of such computation any Pension Plans with respect to which assets exceed benefit liabilities), does not exceed $1,000,000.

               E. As of the most recent valuation date for each Multiemployer Plan for which the actuarial report is available, the potential liability of Borrower, its Subsidiaries and their respective ERISA Affiliates for a complete withdrawal from such Multiemployer Plan (within the meaning of Section 4203 of ERISA), when aggregated with such potential liability for a complete withdrawal from all Multiemployer Plans, based on information available pursuant to Section 4221(e) of ERISA, does not exceed $1,000,000.

5.12      Certain Fees.
----      -------------

               No broker's or finder's fee or commission will be payable with respect to this Agreement or any of the transactions contemplated hereby (other than fees payable to Lenders under subsection 2.3), and Borrower hereby indemnifies Lenders against, and agrees that it will hold Lenders harmless from, any claim, demand or liability for any such broker's or finder's fees alleged to have been incurred in connection herewith or therewith and any expenses (including reasonable fees, expenses and disbursements of counsel) arising in connection with any such claim, demand or liability.

5.13      Environmental Protection.
----      -------------------------

               Except as set forth in Schedule 5.13 annexed hereto:

               (i) neither Borrower nor any of its Subsidiaries nor any of their respective Facilities, including the Land, or operations are subject to any outstanding written order, consent decree or settlement agreement with any Person relating to (a) any Environmental Law, (b) any Environmental Claim, or (c) any Hazardous Materials Activity;

               (ii) neither Borrower nor any of its Subsidiaries has received any letter or request for information under Section 104 of the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C.ss. 9604) or any comparable state law;

               (iii) there are and, to Borrower's knowledge, have been no conditions, occurrences, or Hazardous Materials Activities on the Land or any other Facility which could reasonably be expected to form the basis of an Environmental Claim against Borrower or any of its Subsidiaries;

               (iv)  neither  Borrower  nor  any of  its  Subsidiaries  nor,  to

               Borrower's knowledge, any predecessor of Borrower or any of its Subsidiaries has filed any notice under any Environmental Law indicating past or present treatment of Hazardous Materials at any Facility, and none of Borrower's or any of its Subsidiaries' operations involves the generation, transportation, treatment, storage or disposal of hazardous waste, as defined under 40 C.F.R. Parts 260-270 or any state equivalent;

               (v) compliance with all current or reasonably foreseeable future requirements pursuant to or under Environmental Laws will not, individually or in the aggregate, have a reasonable possibility of giving rise to a Material Adverse Effect.

               Notwithstanding anything in this subsection 5.13 to the contrary, no event or condition has occurred or is occurring with respect to Borrower or any of its Subsidiaries relating to any Environmental Law, any Release of Hazardous Materials, or any Hazardous Materials Activity, including any matter disclosed on Schedule 5.13 annexed hereto, which individually or in the aggregate has had or could reasonably be expected to have a Material Adverse Effect.

5.14      Employee Matters.
----      -----------------

               There is no strike or work stoppage in existence or threatened involving Borrower that could reasonably be expected to have a Material Adverse Effect.

5.15      Solvency.
----      ---------

               Borrower is, and, upon the incurrence of any Obligations by Borrower on any date on which this representation is made, will be, Solvent.

5.16      Matters Relating to Collateral.
----      -------------------------------

               A. Creation, Perfection and Priority of Liens. The execution and delivery of the Collateral Documents by Borrower and its Subsidiaries, together with the actions taken on or prior to the Closing Date pursuant to subsection
4.1 are effective to create in favor of Administrative Agent for the benefit of Lenders as security for the Secured Obligations (as defined in the applicable Collateral Document in respect of any Collateral), a valid and perfected Lien on all of the Collateral, and all filings and other actions necessary to perfect and maintain the perfection and priority status of such Liens have been duly made or taken and remain in full force and effect, other than the filing of any UCC financing statements delivered to Administrative Agent or the Title Company for filing (but not yet filed) and the periodic filing of UCC continuation statements in respect of UCC financing statements filed by or on behalf of Administrative Agent.

               B. Permits. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for either (i) the pledge or grant by Borrower and its Subsidiaries of the Liens purported to be created in favor of Administrative Agent for the benefit of the Lenders pursuant to any of the Collateral Documents or (ii) the exercise by Administrative Agent of any rights or remedies in respect of any Collateral (whether specifically granted or created pursuant to any of the Collateral Documents or created or provided for by applicable law), except for filings or recordings contemplated by subsection 5.16A.

               C. Absence of Third-Party Filings. Except such as may have been filed in favor of Administrative Agent as contemplated by subsection 5.16A or filed to perfect a Lien permitted under subsection 7.2, no effective UCC financing statement, fixture filing or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office.

               D. Information Regarding Collateral. All information supplied to Administrative Agent by or on behalf of Borrower with respect to any of the Collateral (in each case taken as a whole with respect to any particular Collateral) is accurate and complete in all material respects.

5.17      Proper Subdivision .
----      --------------------

               For all purposes the Land is, and may be mortgaged, conveyed and otherwise dealt with, as a separate legal lot or parcel.

Section 6.     BORROWER'S AFFIRMATIVE COVENANTS

               Borrower covenants and agrees that, so long as any of the Commitments hereunder shall remain in effect and until payment in full of all of the Loans and other Obligations and the cancellation or expiration of all

Letters of Credit, unless Requisite Lenders shall otherwise give prior written consent, Borrower shall perform, and shall cause each of its Subsidiaries to perform, all covenants set forth in this Section 6.

6.1       Financial Statements and Other Reports.
---       ---------------------------------------

               Borrower shall, and shall cause its Subsidiaries to, maintain a system of accounting established and administered in accordance with sound business practices to permit preparation of financial statements in conformity with GAAP. Borrower will deliver to Administrative Agent and Lenders:

               (i) promptly and in any event within 3 days of receipt thereof, copies of all financial statements, reports and certifications delivered to Borrower under the Phase II Lease;

               (ii) as soon as available and in any event within 45 days after the end of each Fiscal Quarter, (a) the consolidated balance sheets of Borrower and its subsidiaries as at the end of such Fiscal Quarter and the related consolidated statements of income, stockholders' equity and cash flows of Borrower and its subsidiaries for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year, all in reasonable detail and certified by the chief financial officer of LVSI, on behalf of Borrower, that they fairly present, in all material respects, the financial condition of Borrower and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments; and (b) a narrative report describing the operations of Borrower and its Subsidiaries in the form prepared for presentation to senior management for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter.

               (iii) as soon as available and in any event within 90 days after the end of each Fiscal Year, (a) the consolidated balance sheets of Borrower and its Subsidiaries as at the end of such Fiscal Year and the related consolidated statements of income, stockholders' equity and cash flows of Borrower and its Subsidiaries for such Fiscal Year, setting forth in each case in comparative form the corresponding figures for the previous Fiscal Year, all in reasonable detail and certified by the chief financial officer of LVSI, on behalf of Borrower, that they fairly present, in all material respects, the financial condition of Borrower and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated; (b) a narrative report describing the operations of Borrower and its Subsidiaries in the form prepared for presentation to senior management for such Fiscal Year; and
               (c) a report thereon of Price Waterhouse LLP or other independent certified public accountants of recognized national standing
               selected   by   Borrower   and   reasonably    satisfactory    to
               Administrative Agent, which report shall be unqualified as to scope of audit, shall express no doubts about the ability of the Persons covered thereby to continue as a going concern, and shall state that such consolidated financial statements fairly present, in all material respects, the consolidated financial position of Borrower and its Subsidiaries, respectively as at the dates indicated and the results of their operations and their cash flows for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except as otherwise disclosed in such financial statements) and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards;

               (iv) Officers' and Compliance Certificates: together with each delivery of financial statements pursuant to subdivisions (i),
               (ii) and (iii) above, (a) an Officers' Certificate of Borrower stating that the signer, on behalf of Borrower, has reviewed the terms of this Agreement and has made, or caused to be made under his/her supervision, a review in reasonable detail of the transactions and condition of Borrower and its Subsidiaries during the accounting period covered by such financial statements and that such review has not disclosed the existence during or at the end of such accounting period, and that the signers do not have knowledge of the existence as at the date of such Officers' Certificate, of any condition or event that constitutes an Event of Default or Potential Event of Default, or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action Borrower has taken, is taking and proposes to take with respect thereto; and (b) a Compliance Certificate demonstrating in reasonable detail compliance during and at the end of the applicable accounting periods with the restrictions contained in Section 7;

               (v) Reconciliation Statements: if, as a result of any change in accounting principles and policies from those used in the preparation of the audited financial statements last delivered pursuant to this Agreement, the consolidated financial statements of Borrower and its Subsidiaries delivered pursuant to subdivisions (ii) or (iii) of this Section 6.1 will differ in any material respect from the consolidated financial statements that would have been delivered pursuant to such subdivisions had no such change in accounting principles and policies been made, then together with the first delivery of financial statements pursuant to subdivision (ii) or (iii) of this Section 6.1 following such change, consolidated financial statements of Borrower and its Subsidiaries for (y) the current Fiscal Year to the effective date of such change and (z) the two full Fiscal Years immediately preceding the Fiscal Year in which such change is made, in each case prepared on a pro forma basis as if such change had been in effect during such periods.

               (vi) Accountants' Certification: together with each delivery of any consolidated financial statements pursuant to subdivision
               (iii) above, a written statement by the independent certified public accountants giving the report thereon (a) stating that their audit examination has included a review of the terms of this Agreement and the other Loan Documents as they relate to accounting matters, (b) stating whether, in connection with their audit examination, any condition or event that constitutes an Event of Default or Potential Event of Default has come to their attention and, if such a condition or event has come to their attention, specifying the nature and period of existence thereof; provided that such accountants shall not be liable by reason of any failure to obtain knowledge of any such Event of Default or Potential Event of Default that would not be disclosed in the course of their audit examination, and (c) stating that based on their audit examination nothing has come to their attention that causes them to believe either or both that the information contained in the certificates delivered therewith pursuant to subdivision (iii) above is not correct;

               (vii) Accountants' Reports: promptly upon receipt thereof (unless restricted by applicable professional standards), copies of all reports submitted to Borrower or any of its Subsidiaries by independent certified public accountants in connection with each annual, interim or special audit of the financial statements of Borrower and its Subsidiaries made by such accountants, including any comment letter submitted by such accountants to management in connection with their annual audit;

               (viii) Press Releases and Other Reports: promptly upon their becoming available, copies of all press releases and other statements made available generally by Borrower and any of its Subsidiaries to the public concerning material developments in the business of Borrower and its Subsidiaries;

               (ix) Events of Default, etc.: promptly upon any officer of Borrower obtaining knowledge (a) of any condition or event that constitutes an Event of Default or Potential Event of Default, or becoming aware that any Lender has given any notice (other than to Administrative Agent) or taken any other action with respect to a claimed Event of Default or Potential Event of Default, (b) that any Person has given any notice to Borrower or any of its Subsidiaries or taken any other action with respect to a claimed default or event or condition of the type referred to in subsection 8.2, (c) of any condition or event that would be required to be disclosed in a current report filed by Borrower with the Securities and Exchange Commission on Form 8-K (Items 1, 2, 4, 5 and 6 of such Form as in effect on the Closing Date) if Borrower were required to file such reports under the Exchange Act, or (d) of the occurrence of any event or change that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect, an Officers' Certificate specifying the nature and period of existence of such condition, event or change, or specifying the notice given or action taken by any such Person and the nature of such claimed Event of Default, Potential Event of Default, default, event or condition, and what action Borrower has taken, is taking and proposes to take with respect thereto;

               (x) Litigation or Other Proceedings: (a) promptly upon any officer of Borrower obtaining knowledge of (X) the non-frivolous institution of, or threat of, any action, suit, proceeding (whether administrative, judicial or otherwise), governmental investigation or arbitration against or affecting Borrower or any of its Subsidiaries, or any property of Borrower or any of its

               Subsidiaries   (collectively,   "Proceedings")   not   previously
               disclosed in writing by Borrower to Lenders or (Y) any material development in any Proceeding that, in any case:

                    (1) if adversely determined, has a reasonable possibility of giving rise to a Material Adverse Effect; or

                    (2) seeks to enjoin or  otherwise  prevent the  consummation of, or to recover any damages or obtain relief as a result of, the transactions contemplated hereby;

written notice thereof together with such other information as may be reasonably available to Borrower to enable Lenders and their counsel to evaluate such matters; and (b) within twenty days after the end of each Fiscal Quarter, a schedule of all Proceedings involving an alleged liability of, or claims against or affecting, Borrower or any of its Subsidiaries equal to or greater than $250,000, and promptly after request by Administrative Agent such other information as may be reasonably requested by Administrative Agent to enable Administrative Agent and its counsel to evaluate any of such Proceedings;

               (xi) ERISA Events: promptly upon becoming aware of the occurrence of or forthcoming occurrence of any ERISA Event, a written notice specifying the nature thereof, what action Borrower or any of its respective ERISA Affiliates has taken, is taking or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto;

               (xii) ERISA Notices: with reasonable promptness, copies of (a) each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) filed by Borrower, any of its Subsidiaries or any of their respective ERISA Affiliates with the Internal Revenue Service with respect to each Pension Plan; (b) all notices received by Borrower or any of its respective ERISA Affiliates from a Multiemployer Plan sponsor concerning an ERISA Event; and (c) copies of such other documents or governmental reports or filings relating to any Employee Benefit Plan as Administrative Agent shall reasonably request;

               (xiii) Insurance: as soon as practicable and in any event by the last day of each Fiscal Year, a report in form and substance reasonably satisfactory to Administrative Agent outlining all material insurance coverage maintained as of the date of such report by Borrower and its Subsidiaries and all material insurance coverage planned to be maintained by Borrower and its Subsidiaries in the immediately succeeding Fiscal Year;

               (xiv) New Subsidiaries: promptly upon any Person becoming a Subsidiary of Borrower, a written notice setting forth with respect to such Person (a) the date on which such Person became a Subsidiary of Borrower and (b) all of the data required to be set forth in Schedule 5.1 annexed hereto with respect to all Subsidiaries of Borrower (it being understood that such written notice shall be deemed to supplement Schedule 5.1 annexed hereto for all purposes of this Agreement);

               (xv) Material Contracts: promptly, and in any event within ten Business Days after any Material Contract of Borrower or any of its Subsidiaries is terminated or amended in a manner that is materially adverse to Borrower or any of its Subsidiaries or any new Material Contract is entered into, or upon becoming aware of any material default by any Party under a Material Contract, a written statement describing such event with copies of such material amendments or new contracts, and an explanation of any actions being taken with respect thereto;

               (xvi) UCC Search Report: As promptly as practicable after the date of delivery to Lender of any UCC financing statement executed by any Loan Party pursuant to subsection 6.9 or 6.10, copies of completed UCC searches evidencing the proper filing, recording and indexing of all such UCC financing statement and listing all other effective financing statements that name such Loan Party as debtor, together with copies of all such other financing statements not previously delivered to Administrative Agent by or on behalf of such Loan Party;

               (xvii) Notices under Operative Documents: promptly upon receipt, copies of all notices provided to the Borrower or its Affiliates pursuant to any Operative Documents relating to material defaults or material delays and promptly upon execution and delivery thereof, copies of all amendments to any of the Operative Documents; and

               (xviii) Other Information: with reasonable promptness, such other information and data with respect to Borrower or any of its Subsidiaries as from time to time may be reasonably requested by any Lender.

6.2       Corporate Existence, etc.
---       -------------------------


               Borrower will, and will cause each of its Subsidiaries to, at all times preserve and keep in full force and effect their corporate or limited liability company existence and all rights and franchises material to its business provided that any Subsidiary of Borrower may be merged into Borrower or another wholly-owned Subsidiary of Borrower and provided further that no Subsidiary of Borrower shall be required to preserve any such right or franchise if the Board of Directors (or managing member thereof, if applicable) shall determine (and shall notify Administrative Agent), that the preservation thereof is no longer desirable in the conduct of the business of such Subsidiary and the loss thereof is not disadvantageous in any material respect to Borrower and its Subsidiaries or any Lender.

6.3       Payment of Taxes and Claims; Tax Consolidation.
---       -----------------------------------------------

               A. Borrower will, and will cause each of its Subsidiaries to, pay all material taxes, assessments and other governmental charges imposed upon it or any of its properties or assets or in respect of any of its income, businesses or franchises before any penalty accrues thereon, and all material claims (including claims for labor, services, materials and supplies) for sums that have become due and payable and that by law have or may become a Lien upon any of its properties or assets, prior to the time when any penalty or fine shall be incurred with respect thereto; provided that no such charge or claim need be paid if it is being contested in good faith by appropriate proceedings promptly instituted and diligently conducted, so long as (1) such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor and (2) in the case of a charge or claim which has or may become a Lien against any of the Collateral, such contest proceedings conclusively operate to stay the sale of any portion of the Collateral to satisfy such charge or claim.

               B. Borrower will not, nor will it permit any of its Subsidiaries to, file or consent to the filing of any consolidated income tax return with any Person (other than LVSI or any of its Subsidiaries) unless Borrower and its Subsidiaries shall have entered into, a tax sharing agreement with such Person, in form and substance satisfactory to Administrative Agent.

6.4       Maintenance of Properties; Insurance; Application of Net Loss
---       -------------------------------------------------------------
          Proceeds.
          ---------

               A. Maintenance of Properties. Borrower will, and will cause each of its Subsidiaries to, maintain or cause to be maintained in good repair, working order and condition, ordinary wear and tear excepted, all material properties used or useful in the business of Borrower and its Subsidiaries and from time to time will make or cause to be made all appropriate repairs, renewals and replacements thereof except to the extent that the Borrower determines in good faith not to maintain, repair, renew or replace such property if such property is no longer desirable in the conduct of their business and the failure to do so is not disadvantageous in any material respect to the Borrower and its Subsidiaries or the Lenders.

               B. Insurance. Borrower will maintain or cause to be maintained, with financially sound and reputable insurers, such public liability insurance, third party property damage insurance, business interruption insurance and casualty insurance with respect to liabilities, losses or damage in respect of the assets, properties and businesses of Borrower, and its Subsidiaries as may customarily be carried or maintained under similar circumstances by corporations of established reputation engaged in similar businesses, in each case in such amounts (giving effect to self-insurance), with such deductibles, covering such risks and otherwise on such terms and conditions as shall be customary for corporations similarly situated in the industry. Without limiting the generality of the foregoing, Borrower will maintain or cause to be maintained (i) flood insurance with respect to the Mortgaged Property that is located in a community that participates in the National Flood Insurance Program, in each case in compliance with any applicable regulations of the Board of Governors of the Federal Reserve System, and (ii) replacement value casualty insurance on the Collateral under such policies of insurance, with such insurance companies, in such amounts, with such deductibles, and covering such risks as are at all times satisfactory to Administrative Agent in its commercially reasonable judgment, it being understood, however, that Borrower shall not be required to maintain any such casualty insurance if neither Borrower nor any of its Subsidiaries has insurable assets of any material value. Each such policy of insurance shall (a) name Administrative Agent as an additional insured thereunder as its interests may appear and (b) in the case of each business interruption and casualty insurance policy, contain a loss payable clause or endorsement, satisfactory in form and substance to Administrative Agent, that names Administrative Agent as the loss payee thereunder for any covered loss in excess of $250,000 and provides for at least 30 days prior written notice to Administrative Agent of any modification or cancellation of such policy.

               C. Application of Net Loss Proceeds and Liquidated Damages.

               (i) Upon receiving Loss Proceeds or Liquidated Damages Borrower shall (a) so long as no Event of Default or Potential Event of Default shall have occurred and be continuing and the amount of Loss Proceeds and Liquidated Damages received by Borrower is less than $250,000, promptly and diligently apply the Loss Proceeds or Liquidated Damages to pay or reimburse the costs of repairing, restoring or replacing the assets in respect of which such Loss Proceeds or Liquidated Damages were received or, to the extent not so applied, to repay the Loans as provided in subsection 2.4B(iii)(b), (b) if an Event of Default or Potential Event of Default shall have occurred and be continuing, Borrower shall apply an amount equal to such Loss Proceeds or Liquidated Damages to repay the Loans as provided in Subsection 2.4B(iii)(b), and
               (c) if the amount of Loss Proceeds or Liquidated Damages received by Borrower equals or exceeds $250,000 and no Event of Default or Potential Event of Default shall have occurred, Borrower shall within two (2) Business Days of the receipt thereof deposit such funds with Administrative Agent and, so long as Borrower proceeds diligently to repair, restore or replace the assets of Borrower in respect of which such Loss Proceeds or Liquidated Damages were received, Administrative Agent shall from time to time disburse to Borrower from such account, to the extent of any such Loss Proceeds or Liquidated Damages remaining therein in respect of the applicable covered loss, amounts necessary to pay the cost of such repair, restoration or replacement after the receipt by Administrative Agent or invoices or other documentation reasonably satisfactory to Lender relating to the amount of costs so incurred and the work performed (including, if required by Administrative Agent , lien releases and architects' certificates); provided, however, that if at any time Administrative Agent reasonably determines (A) that Borrower is not proceeding diligently with such repair, restoration or replacement or (B) that such repair, restoration or replacement cannot be completed with the Loss Proceeds or Liquidated Damages then held by Administrative Agent for such purposes, together with funds otherwise available to Borrower for such purpose, or that such repair, restoration or replacement cannot be completed within 180 days after the receipt by Administrative Agent of such Loss Proceeds or Liquidated Damages, Administrative Agent shall, and Borrower hereby authorizes Administrative Agent to, apply such Loss Proceeds or Liquidated Damages to repay the Loans as provided in subsection 2.4B(iii)(b).

               (ii) Upon receipt by Administrative Agent of any Loss Proceeds as loss payee, or Liquidated Damages in respect of any covered loss
               (a) and if and to the extent Borrower would have been required to apply such Loss Proceeds or Liquidated Damages (if it had received them directly) to repay the Loans, Administrative Agent shall, and Borrower hereby authorizes Administrative Agent to, apply such Loss Proceeds to Liquidated Damages to repay the Loans as provided in subsection 2.4B(iii)(b), and (b) to the extent the foregoing clause (a) does not apply and (1) the aggregate amount of such Loss Proceeds or Liquidated Damages received (and reasonably expected to be received) by Administrative Agent in respect of any covered loss does not exceed $250,000, Lender shall deliver such Loss Proceeds or Liquidated Damages to Borrower, and Borrower shall promptly apply such Loss Proceeds or Liquidated Damages to the cost of repairing, restoring, or replacing the assets in respect of which such Loss Proceeds or Liquidated Damages were received, and (2) if the aggregate amount of Loss Proceeds or Liquidated Damages received (and reasonably expected to be received) by Administrative Agent in respect of any covered loss equals or exceeds $250,000 Lender shall hold such Loss Proceeds or Liquidated Damages and, so long as Borrower proceeds diligently to repair, restore or replace the assets of Borrower in respect of which such Loss Proceeds or Liquidated Damages were received, Lender shall from time to time disburse to Borrower, to the extent of any such Loss Proceeds or Liquidated Damages remaining therein in respect of the applicable covered loss, amounts necessary to pay the cost of such repair, restoration or replacement after the receipt by Administrative Agent of invoices or other documentation reasonably satisfactory to Administrative Agent relating to the amount of costs so incurred and the work performed (including, if required by Administrative Agent, lien releases and architects' certificates); provided, however, that if at any time Administrative Agent reasonably determines (A) that Borrower is not proceeding diligently with such repair, restoration or replacement or (B) that such repair, restoration or replacement cannot be completed with the Loss Proceeds or Liquidated Damages then held by Administrative Agent for such purposes, together with funds otherwise available to Borrower for such purpose, or that such repair, restoration or replacement cannot be completed within 180 days after the receipt by Administrative Agent of such Loss Proceeds or Liquidated Damages, Administrative Agent shall, and Borrower hereby authorizes Administrative Agent to, apply such Loss Proceeds or Liquidated Damages to repay the Loan as provided in subsection 2.4B(iii)(b).

6.5       Inspection; Lender Meeting.
---       ---------------------------

               A. Inspection Rights. Borrower shall, and shall cause each of its
Subsidiaries to, permit any authorized representatives designated by Administrative Agent or any Lender to visit and inspect any of the properties of Borrower and its Subsidiaries, to inspect, copy and take extracts from its and their financial and accounting records, and to discuss its and their affairs, finances and accounts with its and their officers and independent public accountants, if requested by Administrative Agent (provided that Borrower may, if it so chooses, be present at or participate in any such discussion), all upon reasonable notice and at such reasonable times during normal business hours and as often as may reasonably be requested.

               B.  Lender   Meeting.   Borrower   will,   upon  the  request  of
Administrative  Agent  or  Requisite  Lenders,   participate  in  a  meeting  of
Administrative Agent and Lenders once during each Fiscal Year to be held at Borrower's corporate offices (or at such other location as may be agreed to by Borrower and Administrative Agent) at such time as may be agreed to by Borrower and Administrative Agent.

6.6       Compliance with Laws, etc.; Permits.

               A. Borrower shall, shall cause each of its Subsidiaries to, and shall use commercially reasonable efforts to cause all other Persons on or occupying any Facilities to, comply with the requirements of all applicable laws, rules, regulations and orders of any governmental authority (including all Environmental Laws), noncompliance with which could reasonably be expected to cause, individually or in the aggregate, a Material Adverse Effect.

               B. Borrower shall, and shall cause each of its Subsidiaries to, from time to time obtain, maintain, retain, observe, keep in full force and effect and comply in all material respects with the terms, conditions and provisions of all Permits as shall now or hereafter be necessary under applicable laws except any thereof the noncompliance with which could not reasonably be expected to have a Material Adverse Effect.

6.7       Environmental Review and Investigation, Disclosure, Etc.; Borrower's
---       --------------------------------------------------------------------
          Actions Regarding Hazardous Materials Activities, Environmental Claims
          ----------------------------------------------------------------------
          and Violations of Environmental Laws.
          -------------------------------------

               A. Environmental Review and Investigation. Borrower agrees that Administrative Agent may, from time to time and in its reasonable discretion,
(i) retain, at Borrower's expense, an independent professional consultant to review any environmental audits, investigations, analyses and reports relating to Hazardous Materials in respect of the Land, the Land or the Project prepared by or for Borrower and (ii) conduct their own investigation of any Facility; provided that, in the case of any Facility no longer owned, leased, operated or used by Borrower or any of its Subsidiaries or Affiliates, Borrower shall only be obligated to use its best efforts to obtain permission for Administrative Agent's professional consultant to conduct an investigation of such Facility. For purposes of conducting such a review and/or investigation, Borrower hereby grants to Administrative Agent and its agents, employees, consultants and contractors the right to enter into or onto the Land and any other Facilities currently owned, leased, operated or used by Borrower or any of its Subsidiaries and to perform such tests on such property (including taking samples of soil, groundwater and suspected asbestos-containing materials) as are reasonably necessary in connection therewith. Any such investigation of any Facility shall be conducted, unless otherwise agreed to by Borrower and Administrative Agent, during normal business hours and, to the extent reasonably practicable, shall be conducted so as not to interfere with the ongoing operations at such Facility or to cause any damage or loss to any property at such Facility. Borrower and Administrative Agent hereby acknowledge and agree that any report of any investigation conducted at the request of Administrative Agent pursuant to this subsection 6.7A will be obtained and shall be used by Administrative Agent and Lenders for the purposes of Lenders' internal credit decisions, to monitor and police the Loans and to protect Lenders' security interests, if any, created by the Loan Documents. Administrative Agent agrees to deliver a copy of any such report to Borrower with the understanding that Borrower acknowledges and agree that (x) it will indemnify and hold harmless Administrative Agent and each Lender from any costs, losses or liabilities relating to Borrower's use of or reliance on such report, (y) neither Administrative Agent nor any Lender makes any representation or warranty with respect to such report, and (z) by delivering such report to Borrower, neither Administrative Agent nor any Lender requiring or recommending the implementation of any suggestions or recommendations contained in such report.

               B.   Environmental   Disclosure.   Borrower   will   deliver   to
Administrative Agent and Lenders:

               (i) Environmental Audits and Reports. As soon as practicable following receipt thereof, copies of all environmental audits, investigations, analyses and reports of any kind or character, whether prepared by personnel of Borrower or any of its
               Subsidiaries or Affiliates or by independent consultants, governmental authorities or any other Persons, with respect to significant environmental matters at any Facility or with respect to any Environmental Claims;

               (ii) Notice of Certain Releases, Remedial Actions, Etc. Promptly upon the occurrence thereof, written notice describing in reasonable detail (a) any Release required to be reported to any federal, state or local governmental or regulatory agency under any applicable Environmental Laws, (b) any remedial action taken by Borrower or any other Person in response to (1) any Hazardous Materials Activities the existence of which has a reasonable possibility of resulting in one or more Environmental Claims having, individually or in the aggregate, a Material Adverse Effect, or (2) any Environmental Claims that, individually or in the aggregate, have a reasonable possibility of resulting in a Material Adverse Effect.

               (iii) Written Communications Regarding Environmental Claims, Releases, Etc. As soon as practicable following the sending or receipt thereof by Borrower or any of its Subsidiaries or Affiliates, a copy of any and all written communications with respect to (a) any Environmental Claims that, individually or in the aggregate, have a reasonable possibility of giving rise to a Material Adverse Effect, (b) any Release required to be reported to any federal, state or local governmental or regulatory agency, and (c) any request for information from any governmental agency that suggests such agency is investigating whether Borrower or any of its Subsidiaries may be potentially responsible for any Hazardous Materials Activity.

               (iv) Notice of Certain Proposed Actions Having Environmental Impact. Prompt written notice describing in reasonable detail (a) any proposed acquisition of stock, assets, or property by Borrower or any of its Subsidiaries that could reasonably be expected to (1) expose Borrower or any of its Subsidiaries to, or result in, Environmental Claims that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or (2) affect the ability of Borrower or any of its Subsidiaries to maintain in full force and effect all material Permits required under any Environmental Laws for their respective operations and (b) any proposed action to be taken by Borrower or any of its Subsidiaries to modify current operations in a manner that could reasonably be expected to subject Borrower or any of its Subsidiaries to any material additional obligations or requirements under any Environmental Laws that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

               (v) Other Information. With reasonable promptness, such other documents and information as from time to time may be reasonably requested by Administrative Agent in relation to any matters disclosed pursuant to this subsection 6.7.

               C. Borrower's Actions Regarding Hazardous Materials Activities, Environmental Claims and Violations of Environmental Laws.

               (i) Remedial Actions Relating to Hazardous Materials Activities. Borrower shall promptly undertake, and shall cause each of its Subsidiaries promptly to undertake, any and all investigations, studies, sampling, testing, abatement, cleanup, removal, remediation or other response actions necessary to remove, remediate, clean up or abate any Hazardous Materials Activity on, under or about any Facility that is in violation of any Environmental Laws or that presents a material risk of giving rise to an Environmental Claim. In the event Borrower or any of its Subsidiaries undertake any such action with respect to any Hazardous Materials, Borrower or such Subsidiary shall conduct and complete such action in compliance in all material respects with all applicable Environmental Laws and in accordance with the policies, orders and directives of all federal, state and local governmental authorities except when, and only to the extent that, Borrower's or such Subsidiary's liability with respect to such Hazardous Materials Activity is being contested in good faith by Borrower or such Subsidiary.

               (ii) Actions with Respect to Environmental Claims and Violations of Environmental Laws. Borrower shall promptly take, and shall cause each of its Subsidiaries promptly to take, any and all actions necessary to (i) cure any material violation of applicable Environmental Laws by Borrower or its Subsidiaries and
               (ii) make an appropriate response to any Environmental Claim against Borrower or any of its Subsidiaries and discharge any obligations it may have to any Person thereunder.

6.8       Compliance with Material Contracts.
---       -----------------------------------

               A. Borrower shall, and shall cause each of its Subsidiaries to, comply, duly and promptly, in all material respects with its respective obligations and enforce all of its respective rights under all Material Contracts, including all Operative Documents, except where the failure to comply could not reasonably be expected to have a Material Adverse Effect.

               B. Notwithstanding anything in Section 6.8A to the contrary, Borrower shall diligently enforce its rights under the Phase II Lease and shall use diligent efforts to cause Venetian to perform its obligations thereunder.

6.9       Further Assurances.
---       -------------------

               A.  Assurances.  Without  expense  or cost to the  Administrative
Agent or the Lenders, Borrower shall, and shall cause each of its Subsidiaries to, from time to time hereafter, execute, acknowledge, file, record, do and deliver all and any further acts, deeds, conveyances, mortgages, deeds of trust, deeds to secure debt, security agreements, hypothecations, pledges, charges, assignments, financing statements and continuations thereof, notices of assignment, transfers, certificates, assurances and other instruments as the Administrative Agent may from time to time reasonably require in order to carry out more effectively the purposes of this Agreement or the other Loan Documents, including to subject any items of Collateral, intended to now or hereafter be covered, to the Liens created by the Collateral Documents, to perfect and maintain such Liens, and to assure, convey, assign, transfer and confirm unto the Administrative Agent the property and rights hereby conveyed and assigned or intended to now or hereafter be conveyed or assigned or which Borrower or any such Subsidiary may be or may hereafter become bound to convey or to assign to the Administrative Agent or for carrying out the intention of or facilitating the performance of the terms of this Agreement, or any other Loan Documents or for filing, registering or recording this Agreement or any other Loan Documents. Promptly, upon a reasonable request, Borrower shall, and shall cause each of its Subsidiaries to, execute and deliver, and hereby authorizes the Administrative Agent to execute and file in the name of Borrower or such Subsidiary, to the extent the Administrative Agent may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments to evidence more effectively the Liens of the Collateral Documents upon the Collateral.

               B. Filing and Recording Obligations. Borrower shall pay or cause to be paid all filing, registration and recording fees and all expenses incident to the execution and acknowledgment of the Deed of Trust or any other Loan Document, including any instrument of further assurance described in subsection 6.9A, and shall pay or cause to be paid all mortgage recording taxes, transfer taxes, general intangibles taxes and governmental stamp and other taxes, duties, imposts, assessments and charges arising out of or in connection with the execution, delivery, filing, recording or registration of any Collateral Document or any other Loan Document, the Phase II Lease or memoranda thereof, including any instrument of further assurance described in subsection 6.9A, or by reason of its interest in, or measured by amounts payable under, the Notes, any Collateral Document or any other Loan Document, including any instrument of further assurance described in subsection 6.9A, and shall pay all stamp taxes and other taxes required to be paid on the Notes or any other Loan Document, but excluding in the case of each Lender and the Administrative Agent, Taxes imposed on its income by a jurisdiction under the laws of which it is organized or in which its principal executive office is located or in which its applicable lender office for funding or booking its Loans hereunder is located. If Borrower fails to make or cause to be made any of the payments described in the preceding sentence within 15 days after notice thereof from the Administrative Agent (or such shorter period as is necessary to protect the loss of or diminution in value of any Collateral by reason of tax foreclosure or otherwise, as determined by the Administrative Agent, in its sole discretion) accompanied by documentation verifying the nature and amount of such payments, the Administrative Agent may (but shall not be obligated to) pay the amount due and Borrower shall reimburse all amounts in accordance with the terms hereof.

               C. Costs of Defending and Upholding the Lien. Administrative Agent may, upon at least five days' prior notice to the Borrower, (i) appear in and defend any action or proceeding, in the name and on behalf of Administrative Agent or Lenders in which Administrative Agent or any Lender is named or which the Administrative Agent in its sole discretion determines is reasonably likely to materially adversely affect the Mortgaged Property, any other Collateral, any Collateral Document, the Lien thereof or any other Loan Document and (ii) institute any action or proceeding which the Administrative Agent reasonably determines should be instituted to protect the interest or rights of

Administrative Agent and Lenders in the Mortgaged Property or other Collateral or under this Agreement or any other Loan Document. The Borrower agrees that all reasonable costs and expenses expended or otherwise incurred pursuant to this subsection (including reasonable attorneys' fees and disbursements) by the Administrative Agent shall be paid by the Borrower or reimbursed to the Lender, as the case may be, promptly after demand.

               D. Costs of Enforcement. The Borrower agrees to bear and shall pay or reimburse the Administrative Agent and Lenders in accordance with the terms of subsection 10.2 for all reasonable sums, costs and expenses incurred by the Administrative Agent and Lenders (including reasonable attorneys' fees and the expenses and fees of any receiver or similar official) of or incidental to the collection of any of the Obligations, any foreclosure (or transfer in lieu of foreclosure) of this Agreement, any Collateral Document or any other Loan Document or any sale of all or any portion of the Mortgaged Property or all or any portion of the other Collateral.

6.10      Execution of Subsidiary Guaranty and Personal Property Collateral
----      -----------------------------------------------------------------
          Documents by Future Subsidiaries.
          ---------------------------------

               A. Execution of Subsidiary Guaranty and Personal Property Collateral Documents. In the event that any Person becomes a Subsidiary on or after the Closing Date, Borrower will promptly notify Administrative Agent of that fact and cause such Subsidiary to execute and deliver to Administrative Agent a Subsidiary Guaranty and a Subsidiary Security Agreement and to take all such further actions and execute all such further documents and instruments as may be necessary or, in the reasonable opinion of Administrative Agent, desirable to create in favor of Administrative Agent for the benefit of Lenders, a valid and perfected First Priority Lien on all of the personal and mixed property assets of such Subsidiary.

               B. Subsidiary Charter Documents, Legal Opinions, Etc. Borrower shall deliver to Administrative Agent, together with such Loan Documents, (i) certified copies of such Subsidiary's Organizational Documents, together with a good standing certificate from the Secretary of State of the jurisdiction of its organization and each other state in which such Person is qualified as a foreign corporation to do business and, to the extent generally available, a certificate or other evidence of good standing as to payment of any applicable franchise or similar taxes from the appropriate taxing authority of each of such jurisdictions, each to be dated a recent date prior to their delivery to Administrative Agent, (ii) a certificate executed by the secretary or an assistant secretary of such Subsidiary as to (a) the fact that the attached resolutions of the Board of Directors or managing member of such Subsidiary approving and authorizing the execution, delivery and performance of such Loan Documents are in full force and effect and have not been modified or amended and
(b) the incumbency and signatures of the officers of such Subsidiary executing such Loan Documents, and (iii) a favorable opinion of counsel to such Subsidiary, in form and substance reasonably satisfactory to Administrative Agent and its counsel, as to (a) the due organization and good standing of such Subsidiary, (b) the due authorization, execution and delivery by such Subsidiary of such Loan Documents, (c) the enforceability of such Loan Documents against such Subsidiary, (d) such other matters (including matters relating to the creation and perfection of Liens in any Collateral pursuant to such Loan Documents) as Administrative Agent may reasonably request, all of the foregoing to be reasonably satisfactory in form and substance to Administrative Agent and its counsel.

               C. Real Estate Collateral Documents. Borrower shall deliver to Administrative Agent together with such Loan Documents all such further documents and instruments and take such further action necessary to create in favor of Administrative Agent for the benefit of Lenders a valid and perfected first priority security interest on any real property assets of such Subsidiary, as Administrative Agent may reasonably request from time to time.

Section 7.     BORROWER'S NEGATIVE COVENANTS

               Borrower covenants and agrees that, so long as any of the Commitments hereunder shall remain in effect and until payment in full of all of the Loans and other Obligations and the cancellation or expiration of all Letters of Credit, unless Requisite Lenders shall otherwise give prior written consent, Borrower shall perform, and shall cause each of its Subsidiaries to perform, all of the covenants set forth in this Section 7.

7.1       Indebtedness.
---       -------------

               Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or guaranty, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except:

               (i) Borrower and its Subsidiaries may become and remain liable with respect to the Obligations;

               (ii) Borrower and its Subsidiaries may become and remain liable with respect to Contingent Obligations permitted by subsection
               7.4 and (other than with respect to clauses (ii), (iii) and (iv) of subsection 7.4) upon any matured obligations actually arising pursuant thereto, the Indebtedness corresponding to the Contingent Obligations so extinguished;

               (iii) Borrower may remain liable with respect to unsecured Indebtedness under the Chase Credit Agreement in an aggregate principal amount not to exceed $1,100,000 at any time;

               (iv) Borrower and its Subsidiaries may become and remain liable in respect of unsecured Indebtedness to Adelson or any of his Affiliates to the extent permitted under Section 7.18; and

               (v) Borrower and its Subsidiaries may become and remain liable with respect to other unsecured Indebtedness in an aggregate principal amount not to exceed $12,500,000 at any time outstanding reduced by (i) the aggregate amount of any increases in Term Loans and/or Revolving Loan Commitments under subsection 2.1A(iii) and (ii) the aggregate amount of any Contingent Obligations incurred pursuant to Subsection 7.4(ii) and 7.4(iv);
               .

7.2       Liens and Related Matters.
---       --------------------------

               A. Prohibition on Liens. Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or permit to exist any Lien on or with respect to any property or asset of any kind (including any document or instrument in respect of goods or accounts receivable) of such Borrower or Subsidiary, whether now owned or hereafter acquired, or any income or profits therefrom, or file or permit the filing of, or permit to remain in effect, any financing statement or other similar notice of any Lien with respect to any such property, asset, income or profits under the Uniform Commercial Code of any State or under any similar recording or notice statute, except:

               (i) Permitted Liens; and

               (ii) Liens granted pursuant to the Collateral Documents.

               B. Equitable Lien in Favor of Lenders. If Borrower or any of its Subsidiaries shall create or assume any Lien upon any of its properties or assets, whether now owned or hereafter acquired, other than Liens excepted by the provisions of subsection 7.2A, it shall make or cause to be made effective provision whereby the Obligations will be secured by such Lien equally and ratably with any and all other Indebtedness secured thereby as long as any such Indebtedness shall be so secured; provided that, notwithstanding the foregoing, this covenant shall not be construed as a consent by Requisite Lenders to the creation or assumption of any such Lien not permitted by the provisions of subsection 7.2A.

               C. No Further Negative Pledges. Neither Borrower nor any of its Subsidiaries, shall enter into any agreement prohibiting the creation or assumption of any Lien upon any of its properties or assets, whether now owned or hereafter acquired other than (x) as provided herein or in the other Loan Documents, or (y) as required by applicable law or any applicable rule or order of any Gaming Authority.

               D. No Restrictions on Subsidiary Distributions to Borrower or Other Subsidiaries. Except as provided herein, Borrower will not, and will not permit any of its Subsidiaries to, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any of its Subsidiaries to (i) pay dividends or make any other distributions on any of such Subsidiary's capital stock owned by Borrower or any other Subsidiary of Borrower, (ii) repay or prepay any Indebtedness owed by any such Subsidiaries to Borrower, (iii) make loans or advances to Borrower, or (iv) transfer any of its property or assets to Borrower other than (x) as provided herein or in the other Loan Documents, or (y) as required by applicable law or any applicable rule or order of any Gaming Authority.

7.3       Investments; Joint Ventures; Formation of Subsidiaries.
---       -------------------------------------------------------

               Borrower shall not, and shall not permit any of its Subsidiaries, to, directly or indirectly, make or own any Investment in any Person, including any Joint Venture or otherwise form or create any Subsidiary, except:

               (i) Borrower and its Subsidiaries may make and own Investments in Cash Equivalents;

               (ii) Borrower may make expenditures, for predevelopment of Phase II to the extent permitted by subsection 7.14;

               (iii) Borrower may make Investments in Venetian or a newly formed

               Restricted Subsidiary (as defined in the Indentures (as defined in the LVSI/Venetian Credit Agreement)) the proceeds of which are used for the Phase I-A Project (as defined in the LVSI/Venetian Credit Agreement), provided that such Investment must be made no later than December 31, 2002; and

               (iv) Borrower may make and own other Investments in an aggregate amount not to exceed at any time $1,000,000.

7.4       Contingent Obligations.
---       -----------------------

               Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create or become or remain liable with respect to any Contingent Obligation, except:

               (i) Borrower and its Subsidiaries may become and remain liable with respect to Contingent Obligations under the Loan Documents;

               (ii) to the extent such incurrence does not result in the incurrence by Borrower or any of its Subsidiaries of any obligation for the payment of borrowed money, Borrower may become and remain liable with respect to Contingent Obligations incurred solely in respect of performance bonds, completion guaranties and standby letters of credit or bankers' acceptances, provided that such Contingent Obligations are incurred in the ordinary course of business and do not at any time exceed $2,000,000 in the aggregate;

               (iii) Borrower and its Subsidiaries may become and remain liable for customary indemnities under Project Documents as in effect on the Closing Date; and

               (iv) Borrower and its Subsidiaries may become liable for other Contingent Obligations in an aggregate amount not to exceed $1,000,000 at any time.

7.5       Restricted Junior Payments.
---       ---------------------------

               Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, declare, order, pay, make or set apart any sum for any Restricted Junior Payment, except:

               (i) Borrower may make distributions of cash through its parent and other Subsidiaries of LVSI to LVSI, provided that such distributions must be made no later than December 31, 2002;

               (ii) Borrower and its Subsidiaries may redeem or purchase any equity interests in Borrower or its Subsidiaries or any Indebtedness to the extent required by any Nevada Gaming Authority in order to preserve a material Gaming License, provided that so long as such efforts do not jeopardize any material Gaming License, Borrower shall have diligently tried to find a third-party purchaser for such equity interests or Indebtedness and no third-party purchasers acceptable to the Nevada Gaming Authority is willing to purchase such equity interests or Indebtedness within a time period acceptable to the Nevada Gaming Authority; and

               (iii) Any Subsidiary of Borrower may make distributions to any other wholly-owned Subsidiary of Borrower or to Borrower.

7.6       [Intentionally Omitted.].
---       -------------------------

7.7       Restriction on Fundamental Changes; Asset Sales and Acquisitions.
---       -----------------------------------------------------------------

               Borrower shall not, and shall not permit any of its Subsidiaries to, alter the corporate, capital or legal structure of Borrower or any of its Subsidiaries, or enter into any transaction of merger or consolidation, or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease or sub-lease (as lessor or sublessor), transfer or otherwise dispose of, in one transaction or a series of transactions, all or any part of its business, property or assets, whether now owned or hereafter acquired, or acquire by purchase or otherwise all or substantially all the business, property or fixed assets of, or stock or other evidence of beneficial ownership of, any Person or any division or line of business of any Person, except:

               (i) Borrower may make expenditures for predevelopment of Phase II on the Land to the extent permitted under subsection 7.14;

               (ii) Borrower and its Subsidiaries may dispose of obsolete, worn out or surplus assets or assets no longer used or useful in the business of Borrower and its Subsidiaries in each case to the extent made in the ordinary course of business, provided that either (i) such disposal does not materially affect the Mortgaged Property or the Phase II or (ii) prior to or promptly following such disposal any such property shall be replaced with other property of substantially equal utility and a value at least substantially equal to that of the replaced property when first acquired and free from any Liens of any other Person subject only to Permitted Liens and by such removal and replacement Borrower and its Subsidiaries shall be deemed to have subjected such replacement property to the lien of the Collateral Documents in favor of Administrative Agent for the benefit of the Lenders, as applicable;

               (iii) Borrower and its Subsidiaries may sell or otherwise dispose of assets in transactions that do not constitute Asset Sales, provided that the aggregate value of any assets disposed of pursuant to this clause (iii) may not exceed $1,000,000 in any fiscal year and provided further that consideration received for such assets shall be in an amount at least equal to the fair market value thereof ;

               (iv) Borrower may lease the Land to the Venetian pursuant to the Phase II Lease, subject to terms of this Agreement and may maintain the leases in existence on the date hereof and listed on
               Schedule 5.5;

               (v) Borrower and its Subsidiaries may incur Liens permitted under
               Section 7.2, provided that any leases (whether or not constituting Permitted Liens) shall be permitted only to the extent provided in clause (iv) above;

               (vi) Borrower may make cash contributions to any wholly-owned Subsidiary of Borrower to the extent permitted by subsection 7.3 and any Subsidiary of Borrower may sell, lease or transfer assets to Borrower or another wholly-owned Subsidiary of Borrower;

               (vii) Borrower may dedicate space for the purpose of constructing
               (i) a mass transit system, (ii) a pedestrian bridge over or a pedestrian tunnel under Las Vegas Boulevard and Sands Avenue or similar structures to facilitate pedestrians or traffic and (iii) a right turn lane or other roadway dedication at or near the project developed by LVSI and Venetian; provided in each case that such dedication does not materially impair the value of the Land; and

               (viii) Borrowers may license trademarks and trade names in the ordinary course of business.

7.8       Sales and Lease-Backs.
---       ----------------------

               Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, become or remain liable as lessee or as a guarantor or other surety with respect to any lease, whether an Operating Lease or a Capital Lease, of any property (whether real, personal or mixed), whether now owned or hereafter acquired, (i) which Borrower or any of its Subsidiaries has sold or transferred or is to sell or transfer to any other Person or (ii) which Borrower or any of its Subsidiaries intends to use for substantially the same purpose as any other property which has been or is to be sold or transferred by Borrower or any of its Subsidiaries to any Person in connection with such lease.

7.9       Sale or Discount of Receivables.
---       --------------------------------

               Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, sell with recourse, or discount or otherwise sell for less than the face value thereof, any of its notes or accounts receivable other than an assignment for purposes of collection in the ordinary course of business.

7.10      Transactions with Shareholders and Affiliates.
----      ----------------------------------------------

               Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, enter into or permit to exist any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any holder of 5% or more of any class of equity Securities of LVSI or with any Affiliate of Borrower or of any such holder, except, that Borrower may enter into and permit to exist:

               (i) transactions that are on terms that are not less favorable to that Borrower or that Subsidiary, as the case may be, than those that might be obtained at the time from Persons who are not such a holder or Affiliate, if (a) Borrower has delivered to

               Administrative Agent (1) with respect to any transaction involving an amount in excess of $500,000, an Officers Certificate certifying that such transaction complies with this subsection 7.10, (2) with respect to any transaction involving an amount in excess of $1,000,000, a resolution adopted by a majority of the disinterested non-employee directors of the applicable Borrower or Subsidiary approving such transaction and an Officers Certificate certifying that such transaction complies with this subsection 7.10, at the time such transaction is entered into and (c) with respect to any such transaction that involves aggregate payments in excess of $10,000,000 or that is a loan transaction involving a principal amount in excess of $10,000,000, an opinion as to the fairness to the applicable Borrower or Subsidiary from a financial point of view issued by an Independent Financial Advisor at the time such transaction is entered into,

               (ii) any employment, indemnification, noncompetition or confidentiality agreement entered into by Borrower or any of its Subsidiaries with their employees or directors in the ordinary course of business;

               (iii) the payment of reasonable fees to directors of Borrower and its Subsidiaries who are not employees of Borrower or their Subsidiaries;

               (iv) the transactions contemplated by the Cooperation Agreement; and

               (v) the Phase II Lease;

               (vi) purchases of materials or services from a Supplier Joint Venture by the Borrower or any of its Subsidiaries in the ordinary course of business on arm's length terms;

               (vii) transactions between or among Borrower and any of its wholly-owned Subsidiaries; and

               (viii) unsecured borrowings from Adelson or any of his Affiliates to the extent permitted by Sections 7.1 and 7.18 hereof.

7.11      Disposal of Subsidiary Stock.
----      -----------------------------

               Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly sell, assign, pledge or otherwise encumber or dispose of any shares of capital stock or other equity Securities of its Subsidiaries, except (i) to qualify directors if required by applicable law and (ii) to the extent required by any Nevada Gaming Authority in order to preserve a material Gaming License.

7.12      Conduct of Business.
----      --------------------

               Borrower shall not, and shall not permit any of its Subsidiaries to, engage in any business other than (i) in the case of Borrower owning the Land and acting as lessor under the Phase II Lease; (ii) ownership of equity interests in Subsidiaries; (iii) performing pre-development activities in connection with Phase II including, but not limited to, structuring, planning, design, and permitting; and (iv) posting the Phase I LOC under the LVSI/Venetian Credit Agreement and making distributions and Investments permitted under the terms of this Agreement.

7.13     Certain Restrictions on Changes to Operative Documents, Permits.
----     ----------------------------------------------------------------

               A. Modifications of Certain Operative Documents and Permits; New Material Contracts or Permits. Borrower shall not, and shall not permit any of its Subsidiaries to, agree to any material amendment to, or waive any of its material rights under, any Permit or Material Contract or enter into new Material Contract or Permits (it being understood that any Material Contracts which are covered by clause B below shall also be subject to the restrictions set forth therein) without in each case obtaining the prior written consent of Requisite Lenders if in any such case, such amendment or waiver or new Material Contract or Permit could reasonably be expected to have a Material Adverse Effect or otherwise adversely affect Lenders in any material respect.

               B. Certain Other Restrictions on Amendments. Borrower shall not directly or indirectly enter into, amend, modify, terminate (except in accordance with its terms), supplement or waive a right or permit or consent to the amendment, modification, termination (except in accordance with its terms), supplement or waiver of any of the provisions of, or give any consent under (i) the Cooperation Agreement without obtaining Administrative Agent's prior written consent not to be reasonably withheld or delayed, provided that the Borrower and its Subsidiaries may amend, modify, terminate, supplement or waive any provision under (or provide a consent under) the Cooperation Agreement if such amendment, modification, termination, supplement, waiver or consent has no material adverse effect on any Lender or (ii) the Phase II Lease, without obtaining Administrative Agent's prior written consent.

7.14      Borrower Expenditures.
----      ----------------------

               Borrower shall not, and shall not permit its Subsidiaries to, make or incur or commit to make or incur any expenditures, except that Borrower and its Subsidiaries may make or incur, or commit to incur (i) expenditures in connection with the pre-development of Phase II and for general corporate purposes in an aggregate amount not to exceed $30,000,000, following the date of this Agreement and (ii) expenditures of interest, fees, costs and expenses under the Loan Documents and Indebtedness permitted under Section 7.1.

7.15      Fiscal Year.
----      ------------

               Borrower shall not change its Fiscal Year-end from December 31.

7.16      Zoning and Contract Changes and Compliance.
----      -------------------------------------------

               Without the prior written approval of Administrative Agent, Borrower shall not, and shall not permit any of its Subsidiaries to, initiate or consent to any zoning downgrade of the Mortgaged Property or seek any material variance under any existing zoning ordinance or use or permit the use of the Mortgaged Property in any manner that could result in such use becoming a non-conforming use (other than a non-conforming use permissible under automatic grandfathering provisions) under any zoning ordinance or any other applicable land use law, rule or regulation. Borrower shall not, and shall not permit any of its Subsidiaries to, initiate or consent to any change in any laws, requirements of Governmental Authorities or obligations created by private contracts which now or hereafter could reasonably be likely to materially and adversely affect the ownership, occupancy, use or operation of the Mortgaged Property without the prior written consent of the Administrative Agent.

7.17      No Joint Assessment; Separate Lots.
----      -----------------------------------

               Without the prior written approval of Administrative Agent, which approval may be granted, withheld, conditioned or delayed in its sole discretion, Borrower shall not suffer, permit or initiate, and shall not permit any of its Subsidiaries to, suffer, permit or initiate, the joint assessment of the Mortgaged Property (i) with any other real property constituting a separate tax lot and (ii) with any portion of the Mortgaged Property which may be deemed to constitute personal property, or any other procedure whereby the lien of any Taxes which may be levied against any such personal property shall be assessed or levied or charged to the Mortgaged Property as a single lien. The Mortgaged Property is comprised of one parcel, which, to the knowledge of the Borrower, constitutes a separate tax lot and does not constitute a portion of any other tax lot.

7.18      Restriction on Adelson Indebtedness.
----      ------------------------------------

               Borrower agrees that the Borrower and its Subsidiaries shall not incur any Indebtedness owed to Adelson or any of his Affiliates (other than with respect to the Affiliates of Adelson, the Borrower and its Subsidiaries), except upon terms and conditions (including subordination provisions) that are in form and substance satisfactory to the Administrative Agent and Adelson. Nothing in this subsection 7.18 shall in any way modify or limit the provisions of Subsections 7.1 or 7.5.

Section 8.     EVENTS OF DEFAULT

               If any of the following conditions or events set forth in subsections 8.1 through 8.16 inclusive below shall occur (any such conditions or events collectively "Events of Default"):

8.1       Failure to Make Payments When Due.
---       ----------------------------------

               Failure by Borrower to pay any installment of principal on any Loan when due, whether at stated maturity, by acceleration, by notice of voluntary prepayment, by mandatory prepayment or otherwise; failure by Borrower to pay when due any amount payable to an Issuing Lender in reimbursement of any drawings under any Letter of Credit; or failure by Borrower to pay any interest on any Loan or any fee or any other amount due under this Agreement within five days after the date due; or

8.2       Default under Other Indebtedness or Contingent Obligations.
---       -----------------------------------------------------------

               (i) Failure of any Borrower or any of its Subsidiaries, to pay when due any principal of or interest on or any other amount payable in respect of one or more items of Indebtedness (other than Indebtedness referred to in subsection 8.1) or Contingent Obligations in an individual principal amount of $1,000,000 or more or with an aggregate principal amount of $2,500,000 or more, in each case beyond the end of any grace period provided therefor; (ii) breach or default by any Borrower or any of its Subsidiaries with respect to any other material term of (a) one or more items of Indebtedness or Contingent Obligations in the individual or aggregate principal amounts referred to in clause (i) above or (b) any loan agreement, mortgage, indenture or other agreement relating to such item(s) of Indebtedness or Contingent Obligation(s), if the effect of such breach or default is to cause, or to permit the holder or holders of that Indebtedness or Contingent Obligation(s) (or a trustee on behalf of such holder or holders) to cause, that Indebtedness or Contingent Obligation(s) to become or be declared due and payable prior to its stated maturity or the stated maturity of any underlying obligation, as the case may be (upon the giving or receiving of notice, lapse of time, both, or otherwise); or (iii) any Event of Default (as defined under the LVSI/Venetian Credit Agreement) shall occur under the LVSI/Venetian Credit Agreement, whether or not the default or event of default under the LVSI/Venetian Credit Agreement giving rise to the Event of Default hereunder shall be waived by the holders of the applicable Indebtedness or Contingent Obligation or any agent or trustee thereof.

8.3      Breach of Certain Covenants.
---      ----------------------------

               Failure of Loan Parties to perform or comply with any term or condition contained in subsection 2.5, 6.2, 6.8B or Section 7 of this Agreement; or

8.4       Breach of Warranty.
---       -------------------

               Any representation, warranty, certification or other statement made by Borrower or any of its Subsidiaries in any Loan Document or in any statement or certificate at any time given by Borrower or any of its Subsidiaries in writing pursuant hereto or thereto or in connection herewith or therewith shall be false in any material respect on the date as of which made; or

8.5       Other Defaults Under Loan Documents.
---       ------------------------------------

               Any Loan Party shall default in the performance of or compliance with any term contained in this Agreement or any of the other Loan Documents, other than any such term referred to in any other subsection of this Section 8, and such default shall not have been remedied or waived within 30 days after the earlier of (i) an officer of Borrower or such Loan Party becoming aware of such default or (ii) receipt by Borrower and such Loan Party of notice from Administrative Agent or any Lender of such default provided; or

8.6       Involuntary Bankruptcy; Appointment of Receiver, etc.
---       -----------------------------------------------------

               (i) A court having jurisdiction in the premises shall enter a decree or order for relief in respect of LVSI, Venetian, Borrower or any of their Subsidiaries in an involuntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, which decree or order is not stayed; or any other similar relief shall be granted under any applicable federal or state law; or (ii) an involuntary case shall be commenced against LVSI, Venetian, Borrower or any of their Subsidiaries, under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over LVSI, Venetian, Borrower or any of their Subsidiaries, or over all or a substantial part of its property, shall have been entered; or there shall have occurred the involuntary appointment of an interim receiver, trustee or other custodian of LVSI, Venetian, Borrower or any of their Subsidiaries, for all or a substantial part of its property; or a warrant of attachment, execution or similar process shall have been issued against any substantial part of the property of LVSI, Venetian Borrower or any of their Subsidiaries, and any such event described in this clause (ii) shall continue for 60 days unless dismissed, bonded or discharged; or

8.7       Voluntary Bankruptcy; Appointment of Receiver, etc.
---       ---------------------------------------------------

               (i) LVSI, Venetian, Borrower or any of their Subsidiaries shall have an order for relief entered with respect to it or commence a voluntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; or LVSI, Venetian, Borrower or any of their Subsidiaries shall make any assignment for the benefit of creditors; or (ii) LVSI, Venetian, Borrower or any of their Subsidiaries shall be unable, or shall fail generally, or shall admit in writing its inability, to pay its debts as such debts become due and in each case a period of 30 days shall have elapsed; or the Board of Directors of LVSI, Venetian, Borrower or any of their Subsidiaries (or any committee thereof) or of its managing member shall adopt any resolution or otherwise authorize any action to approve any of the actions referred to in clause (i) above or this clause (ii); or

8.8       Judgments and Attachments.
---       --------------------------

               Any money judgment, writ or warrant of attachment or similar process involving (i) in any individual case an amount in excess of $1,000,000 or (ii) in the aggregate at any time an amount in excess of $2,500,000 (in either case not adequately covered by insurance as to which a solvent and unaffiliated insurance company has acknowledged coverage) shall be entered or filed against Borrower or any of its Subsidiaries or any of their respective assets and shall remain unpaid and undischarged, unvacated, unbonded or unstayed for a period of 60 days (or in any event later than five days prior to the date of any proposed sale thereunder); or

8.9       Dissolution.
---       ------------

               Any order, judgment or decree shall be entered against LVSI, Venetian, Borrower or any of their Subsidiaries decreeing the dissolution or split up of such Person and such order shall remain undischarged or unstayed for a period in excess of 30 days; or

8.10      Employee Benefit Plans.
----      -----------------------

               There shall occur one or more ERISA Events which individually or in the aggregate results in or might reasonably be expected to result in liability of Borrower or any of its Subsidiaries or any of their respective ERISA Affiliates in excess of $2,500,000 during the term of this Agreement; or there shall exist an amount of unfunded benefit liabilities (as defined in Section 4001(a)(18) of ERISA), individually or in the aggregate for all Pension Plans (excluding for purposes of such computation any Pension Plans with respect to which assets exceed benefit liabilities), which exceeds $5,000,000; or

8.11      Change in Control.
----      ------------------

               There   shall   occur  a  breach  of   subsection   8.11  of  the
LVSI/Venetian Credit Agreement as in effect on the date hereof; or

8.12      Failure of Guaranty; Repudiation of Obligations.
----      ------------------------------------------------

               At any time after the execution and delivery thereof, (i) any Subsidiary Guaranty for any reason, other than the satisfaction in full of all Obligations, shall cease to be in full force or effect (other than in accordance with its terms), or shall be declared null and void by a Governmental Instrumentality of competent jurisdiction, (ii) any Collateral Document shall cease to be in full force and effect (other than by reason of a release of Collateral thereunder in accordance with the terms hereof or thereof, the satisfaction in full of the Obligations or any other termination of such Collateral Document in accordance with the terms hereof or thereof) or shall be declared null and void by a Governmental Instrumentality of competent jurisdiction, or Administrative Agent shall not have or shall cease to have a valid and perfected Lien in the Collateral for any reason other than the failure of Administrative Agent or any Lender to take any action within its control, or
(iii) any Loan Party shall contest the validity or enforceability of any Loan Document in writing or deny in writing that it has any further liability prior to the indefeasible payment in full of all Obligations, the cancellation of all outstanding Letters of Credit and the termination of all Commitments, including with respect to future advances by Lenders, under any Loan Document to which it is a party; or

8.13      Default Under or Termination of Operative Documents.
----      ----------------------------------------------------

               Any of the Operative Documents shall terminate or be terminated or canceled, prior to its stated expiration date or Borrower shall be in default (after the giving of any applicable notice and the expiration of any applicable grace period) or any Affiliate of the Borrower shall be in default (after the giving of any applicable notice and the expiration of any applicable grace period) under any of the Operative Documents; provided that a default or termination under any Project Document (other than the Phase II Lease) shall constitute an Event of Default hereunder only if such default or termination may reasonably be expected to cause a Material Adverse Effect; or

8.14      Default Under or Termination of Permits.
----      ----------------------------------------

               Borrower or any of its Subsidiaries shall fail to observe, satisfy or perform, or there shall be a violation or breach of, any of the material terms, provisions, agreements, covenants or conditions attaching to or under the issuance to such Person of any material Permit, or any such Permit or any material provision thereof shall be terminated or fail to be in full force and effect or any Governmental Instrumentality shall challenge or seek to revoke any such Permit if such failure to perform, breach or termination could reasonably be expected to have a Material Adverse Effect; or

8.15      Default Under or Termination of the Phase II Lease.
          --------------------------------------------------

               The Phase II Lease shall terminate (other than in accordance with its terms) or shall be terminated (other than in accordance with its terms) or cancelled prior to its stated expiration date or Venetian or Borrower shall be in default thereunder (after the giving of any applicable notice and the expiration of any applicable grace period) or any material amendment or modification to the Phase II Lease shall be made without the prior written consent of Requisite Lenders.

THEN (i) upon the occurrence of any Event of Default described in subsection 8.6 or 8.7, each of (a) the unpaid principal amount of and accrued interest on the Loans, (b) an amount equal to the maximum amount that may at any time be drawn under all Letters of Credit then outstanding (whether or not any beneficiary under any such Letter of Credit shall have presented, or shall be entitled at such time to present, the drafts or other documents or certificates required to draw under such Letter of Credit), and (c) all other Obligations shall automatically become immediately due and payable, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by Borrower, and the obligation of each Lender to make any Loan and, the obligation of Administrative Agent to issue any Letter of Credit and the right of any Lender to issue any Letter of Credit hereunder shall thereupon terminate, and (ii) upon the occurrence and during the continuation of any other Event of Default, Administrative Agent shall upon the written request or with the written consent of Requisite Lenders, by written notice to Borrower, declare all or any portion of the amounts described in clauses (a) and (b) above to be, and the same shall forthwith become, immediately due and payable, and the obligation of each Lender to make any Loan, the obligation of Administrative Agent to issue any Letter of Credit and the right of any Lender to issue any Letter of Credit hereunder shall thereupon terminate provided that the foregoing shall not affect in any way the obligations of Lenders under subsection 3.3C(i). Any amounts described in clause (b) above, when received by Administrative Agent, shall be held by Administrative Agent pursuant to a cash collateral arrangement reasonably satisfactory to Administrative Agent.

Section 9.     ADMINISTRATIVE AGENT

9.1       Appointment.
---       ------------

               A. Appointment of Administrative Agent. Scotiabank is hereby appointed Administrative Agent hereunder and under the other Loan Documents and each Lender hereby authorizes Administrative Agent to act as its agent in accordance with the terms of this Agreement and the other Loan Documents. Administrative Agent agrees to act upon the express conditions contained in this Agreement and the other Loan Documents, as applicable. The provisions of this
Section 9 are solely for the benefit of Administrative Agent and Lenders; Borrower shall have no rights as a third party beneficiary of any of the provisions thereof. In performing its functions and duties under this Agreement, Administrative Agent shall act solely as an agent of Lenders and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for Borrower or any of its Subsidiaries.

               B. Appointment of Supplemental Agents. It is the purpose of this Agreement and the other Loan Documents that there shall be no violation of any law of any jurisdiction denying or restricting the right of banking corporations or associations to transact business as agent or trustee in such jurisdiction. It is recognized that in case of litigation under this Agreement or any of the other Loan Documents, and in particular in case of the enforcement of any of the Loan Documents, or in case Administrative Agent deems that by reason of any present or future law of any jurisdiction it may not exercise any of the rights, powers or remedies granted herein or in any of the other Loan Documents or take any other action which may be desirable or necessary in connection therewith, it may be necessary that Administrative Agent appoint an additional individual or institution as a separate trustee, co-trustee, collateral agent or collateral co-agent (any such additional individual or institution being referred to herein individually as a "Supplemental Agent" and collectively as "Supplemental Agents").

               In the event that Administrative Agent appoints a Supplemental Agent with respect to any Collateral, (i) each and every right, power, privilege or duty expressed or intended by this Agreement or any of the other Loan Documents to be exercised by or vested in or conveyed to Administrative Agent with respect to such Collateral shall be exercisable by and vest in such Supplemental Agent to the extent, and only to the extent, necessary to enable such Supplemental Agent to exercise such rights, powers and privileges with respect to such Collateral and to perform such duties with respect to such Collateral, and every covenant and obligation contained in the Loan Documents and necessary to the exercise or performance thereof by such Supplemental Agent shall run to and be enforceable by either Administrative Agent or such Supplemental Agent, and (ii) the provisions of this Section 9 and of subsections
10.2 and 10.3 that refer to Administrative Agent shall inure to the benefit of such Supplemental Agent and all references therein to Administrative Agent shall be deemed to be references to Administrative Agent and/or such Supplemental Agent, as the context may require.

               Should any instrument in writing from Borrower or any other Loan Party be required by any Supplemental Agent so appointed for more fully and certainly vesting in and confirming to him or it such rights, powers, privileges and duties, Borrower shall, or shall cause such Loan Party to, execute, acknowledge and deliver any and all such instruments promptly upon request by the Administrative Agent. In case any Supplemental Agent, or a successor thereto, shall die, become incapable of acting, resign or be removed, all the rights, powers, privileges and duties of such Supplemental Agent, to the extent permitted by law, shall vest in and be exercised by Administrative Agent until the appointment of a new Supplemental Agent.

9.2       Powers and Duties; General Immunity.
---       ------------------------------------

               A. Powers; Duties Specified.  Each Lender irrevocably  authorizes
Administrative Agent to take such action on such Lender's behalf and to exercise such powers, rights and remedies hereunder and under the other Loan Documents as are specifically delegated or granted to Administrative Agent by the terms hereof and thereof, together with such powers, rights and remedies as are reasonably incidental thereto. Administrative Agent shall have only those duties and responsibilities that are expressly specified in this Agreement and the other Loan Documents. Administrative Agent may exercise such powers, rights and remedies and perform such duties by or through its agents or employees. Administrative Agent shall not have, by reason of this Agreement or any of the other Loan Documents, a fiduciary relationship in respect of any Lender; and nothing in this Agreement or any of the other Loan Documents, expressed or implied, is intended to or shall be so construed as to impose upon Administrative Agent any obligations in respect of this Agreement or any of the other Loan Documents except as expressly set forth herein or therein.

               B. No Responsibility for Certain Matters. Administrative Agent shall not be responsible to any Lender for the execution, effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Agreement or any other Loan Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statements or in any financial or other statements, instruments, reports or certificates or any other documents furnished or made by Administrative Agent to Lenders or by or on behalf of Borrower to Administrative Agent or any Lender in connection with the Loan Documents and the transactions contemplated thereby or for the financial condition or business affairs of Borrowers or any other Person liable for the payment of any Obligations, nor shall Administrative Agent be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Loan Documents or as to the use of the proceeds of the Loans or the use of the Letters of Credit or as to the existence or possible existence of any Event of Default or Potential Event of Default. Anything contained in this Agreement to the contrary notwithstanding, Administrative Agent shall not have any liability arising from confirmations of the amount of outstanding Loans or the Letter of Credit Usage or the component amounts thereof.

               C. Exculpatory Provisions. Neither Administrative Agent nor any of its officers, directors, employees or agents shall be liable to Lenders for any action taken or omitted by Administrative Agent under or in connection with any of the Loan Documents except to the extent caused by Administrative Agent's gross negligence or willful misconduct. Administrative Agent shall be entitled to refrain from any act or the taking of any action (including the failure to take an action) in connection with this Agreement or any of the other Loan Documents or from the exercise of any power, discretion or authority vested in it hereunder or thereunder unless and until Administrative Agent shall have received instructions in respect thereof from Requisite Lenders (or such other Lenders as may be required to give such instructions under subsection 10.6) and, upon receipt of such instructions from Requisite Lenders (or such other Lenders, as the case may be), Administrative Agent shall be entitled to act or (where so instructed) refrain from acting, or to exercise such power, discretion or authority, in accordance with such instructions. Without prejudice to the generality of the foregoing, (i) Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and shall be entitled to rely and shall be protected in relying on opinions and judgments of attorneys (who may be attorneys for Borrower and their Subsidiaries), accountants, experts and other professional advisors selected by it; and (ii) no Lender shall have any right of action whatsoever against Administrative Agent as a result of Administrative Agent acting or (where so instructed) refraining from acting under this Agreement or any of the other Loan Documents in accordance with the instructions of Requisite Lenders (or such other Lenders as may be required to give such instructions under subsection 10.6).

               D. Administrative Agent Entitled to Act as Lender. The agency hereby created shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon, Administrative Agent in its individual capacity as a Lender hereunder. With respect to its participation in the Loans and the Letters of Credit, Administrative Agent shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not performing the duties and functions delegated to it hereunder, and the term "Lender" or "Lenders" or any similar term shall, unless the context clearly otherwise indicates, include Administrative Agent in its individual capacity. Administrative Agent and its Affiliates may accept deposits from, lend money to and generally engage in any kind of banking, trust, financial advisory or other business with Borrower or any of its Affiliates as if it were not performing the duties specified herein, and may accept fees and other consideration from Borrower for services in connection with this Agreement and otherwise without having to account for the same to Lenders.

9.3       Representations and Warranties; No Responsibility For Appraisal of
---       ------------------------------------------------------------------
          Credit Worthiness.
          ------------------

               Each Lender represents and warrants that it has made its own independent investigation of the financial condition and affairs of Borrower and its Subsidiaries in connection with the making of the Loans and the issuance of the Letters of Credit hereunder and that it has made and shall continue to make its own appraisal of the creditworthiness of Borrower and its Subsidiaries. Administrative Agent shall not have any duty or responsibility, either initially or on a continuing basis, to make any such investigation or any such appraisal on behalf of Lenders or to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter, and Administrative Agent shall not have any responsibility with respect to the accuracy of or the completeness of any information provided to Lenders.

9.4       Right to Indemnity.
---       -------------------

               Each Lender, in proportion to its Pro Rata Share, severally agrees to indemnify Administrative Agent, to the extent that Administrative Agent shall not have been reimbursed by Borrower, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against Administrative Agent in exercising its powers, rights and remedies or performing its duties hereunder or under the other Loan Documents or otherwise in its capacity as Administrative Agent in any way relating to or arising out of this Agreement or the other Loan Documents; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from Administrative Agent's gross negligence or willful misconduct. If any indemnity furnished to Administrative Agent for any purpose shall, in the opinion of Administrative Agent, be insufficient or become impaired, Administrative Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished.

9.5       Successor Administrative Agent.
---       -------------------------------

               Administrative Agent may resign at any time by giving 30 days' prior written notice thereof to Lenders and Borrower, and Administrative Agent may be removed at any time with or without cause by an instrument or concurrent instruments in writing delivered to Borrower and Administrative Agent and signed by Requisite Lenders. Upon any such notice of resignation or any such removal, Requisite Lenders shall have the right, upon five Business Days' notice to
Borrower, to appoint a successor Administrative Agent (provided that such successor is or simultaneously therewith becomes a Lender). Upon the acceptance of any appointment as Administrative Agent hereunder by a successor
Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Administrative Agent and the retiring or removed Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Section 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.

9.6       Collateral Documents and Subsidiary Guaranties.
---       -----------------------------------------------

               Each Lender hereby further authorizes Administrative Agent, on behalf of and for the benefit of Lenders, to enter into each Collateral Document and Subsidiary Guaranty as secured party or beneficiary (as applicable), and each Lender agrees to be bound by the terms of each Collateral Document and Subsidiary Guaranty; provided that Administrative Agent shall not (i) enter into or consent to any material amendment, modification, termination or waiver of any provision contained in any Collateral Document or Subsidiary Guaranty, or (ii) release any Collateral (except as otherwise expressly permitted or required pursuant to the terms of this Agreement or the applicable Collateral Document), in each case without the prior consent of Requisite Lenders (or, if required pursuant to subsection 10.6, all Lenders); provided further, however, that, without further written consent or authorization from Lenders, Administrative Agent may execute any documents or instruments necessary to (i) release any Subsidiary from the Subsidiary Guaranty to the extent the stock of such Subsidiary is sold in a transaction permitted under this Agreement or otherwise consented to by Requisite Lenders in accordance with subsection 10.6 or (ii) release any Lien encumbering any item of Collateral that is the subject of a sale or other disposition of assets permitted by this Agreement or to which Requisite Lenders have otherwise consented in accordance with subsection 10.6. And anything contained in any of the Loan Documents to the contrary notwithstanding, Borrower, Administrative Agent and each Lender hereby agree that (X) no Lender shall have any right individually to realize upon any of the Collateral under any Collateral Document, it being understood and agreed that all powers, rights and remedies under the Collateral Documents and each Subsidiary Guaranty may be exercised solely by Administrative Agent for the benefit of Lenders in accordance with the terms thereof, and (Y) in the event of a foreclosure by Administrative Agent on any of the Collateral pursuant to a public or private sale, Administrative Agent or any Lender may be the purchaser of any or all of such Collateral at any such sale and Administrative Agent, as agent for and representative of Lenders (but not any Lender or Lenders in its or their respective individual capacities unless Requisite Lenders shall otherwise agree in writing) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Obligations as a credit on account of the purchase price for any collateral payable by Administrative Agent at such sale.

Section 10.    MISCELLANEOUS

10.1      Assignments and Participations in Loans.
----      ----------------------------------------

               A. General. Subject to subsection 10.1B, each Lender shall have the right at any time to (i) sell, assign or transfer to any Eligible Assignee, or (ii) sell participations to any Eligible Assignee or any other Person with the approval of Borrower in, all or any part of its Commitments or any Loan or Loans made by it or its Letters of Credit or participations therein or any other interest herein or in any other Obligations owed to it; provided that no such sale, assignment, transfer or participation shall, without the consent of Borrower, require Borrower to file a registration statement with the Securities and Exchange Commission or apply to qualify such sale, assignment, transfer or participation under the securities laws of any state; provided, further that no such sale, assignment or transfer described in clause (i) above shall be effective unless and until an Assignment Agreement effecting such sale, assignment or transfer shall have been accepted by Administrative Agent and recorded in the Register as provided in subsection 10.1B(ii) and provided, further that no such sale, assignment, transfer or participation of any Letter of Credit or any participation therein may be made separately from a sale, assignment, transfer or participation of a corresponding interest in the Commitment and the Loans of the Lender effecting such sale, assignment, transfer or participation. Except as otherwise provided in this subsection 10.1, no Lender shall, as between Borrower and such Lender, be relieved of any of its obligations hereunder as a result of any sale, assignment or transfer of, or any granting of participations in, all or any part of its Commitments or the Loans, the Letters of Credit or participations therein, or the other Obligations owed to such Lender.

               B. Assignments.

               (i) Amounts and Terms of Assignments. Each Commitment, Loan, Letter of Credit or participation therein, or other Obligation may in whole or in part (a) be assigned, in any amount to another Lender, or to an Affiliate of the assigning Lender or another Lender, or may be pledged to an Eligible Assignee in support of its obligations to such assignee (without releasing the pledging Lender from any of its obligations hereunder), with the giving of notice to Borrower and Administrative Agent; provided that if such assignment relates to Revolving Loans or Revolving Loan Commitments, the assignee shall represent that it has the financial resources to fulfill its commitments hereunder and such assignment is consented to by Administrative Agent and Issuing Lender (such consent not to be unreasonably withheld or delayed) or (b) be assigned in an aggregate amount of not less than $1,000,000 (or such lesser amount as shall constitute the aggregate amount of the Commitments, Loans, Letters of Credit and participations therein, and other Obligations of the assigning Lender) to any other Eligible Assignee with the consent of Borrower and Administrative Agent (which consent shall not be unreasonably withheld or delayed); provided that any such assignment in accordance with either clause (a) or (b) above shall effect a pro rata assignment (based on the respective principal amounts thereof then outstanding or in effect) of both the Term Loan Commitment and the Term Loans of the assigning Lender, on the one hand, and the Revolving Loan Commitment and the Revolving Loans of the assigning Lender, on the other hand, except where such Lender does not hold both Revolving Loan Commitments or Revolving Loans and Term Loan Commitments or Term Loans and provided further that if such assignment relates to Revolving Loans or Revolving Loan Commitments, the assignee shall represent that it has the financial resources to fulfill its commitments hereunder and such assignment is consented to by Administrative Agent and Issuing Lender (which consent maybe given or withheld in their sole discretion). To the extent of any such assignment in accordance with either clause (a) or (b) above, the assigning Lender shall be relieved of its obligations with respect to its Commitments, Loans, Letters of Credit or participations therein, or other Obligations or the portion thereof so assigned. The assignor or assignee to each such assignment shall execute and deliver to Administrative Agent, for its acceptance and recording in the Register, an Assignment Agreement, together with a processing and recordation fee of $3,500 in respect of assignments, and such forms, certificates or other evidence, if any, with respect to United States federal income tax withholding matters as the assignee under such Assignment Agreement may be required to deliver to Administrative Agent pursuant to subsection 2.7B(iii)(a). Upon such execution, delivery, acceptance and recordation, from and after the effective date specified in such Assignment Agreement, (y) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment Agreement, shall have the rights and obligations of a Lender hereunder and (z) the assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment Agreement, relinquish its rights (other than any rights which survive the termination of this Agreement under subsection 10.9B) and be released from its obligations under this Agreement (and, in the case of an Assignment Agreement covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto; provided that, anything contained in any of the Loan Documents to the contrary notwithstanding, if such Lender is the Issuing Lender with respect to any outstanding Letters of Credit such Lender shall continue to have all rights and obligations of an Issuing Lender with respect to such Letters of Credit until the cancellation or expiration of such Letters of Credit and the reimbursement of any amounts drawn thereunder). The Commitments hereunder shall be modified to reflect the Commitment of such assignee and any remaining Commitment of such assigning Lender and, if any such assignment occurs after the issuance of Notes hereunder, the assigning Lender shall, upon the effectiveness of such assignment or as promptly thereafter as practicable, surrender its applicable Notes to Administrative Agent for cancellation, and thereupon new Notes shall be issued to the assignee and to the assigning Lender, substantially in the form of Exhibits III-A and III-B annexed hereto, as applicable, with appropriate insertions, to reflect the new Commitments and/or outstanding Loans, as the case may be, of the assignee and the assigning Lender.

               (ii) Acceptance by Administrative Agent; Recordation in Register. Upon its receipt of an Assignment Agreement executed by an assigning Lender and an assignee representing that it is an Eligible Assignee, together with the processing and recordation fee referred to in subsection 10.1B(i) and any forms, certificates or other evidence with respect to United States federal income tax withholding matters that such assignee may be required to deliver to Administrative Agent pursuant to subsection 2.7B(iii)(a), Administrative Agent shall, if Administrative Agent has consented to the assignment evidenced thereby (to the extent such consent is required pursuant to subsection 10.1B(i)), (a) accept such Assignment Agreement by executing a counterpart thereof as provided therein (which acceptance shall evidence any required consent of Administrative Agent to such assignment), (b) record the information contained therein in the Register, and (c) give prompt notice thereof to Borrower. Administrative Agent shall maintain a copy of each Assignment Agreement delivered to and accepted by it as provided in this subsection 10.1B(ii).

               C. Participations. The holder of any participation, other than an Affiliate of the Lender granting such participation, shall not be entitled to require such Lender to take or omit to take any action hereunder except action directly affecting (i) the extension of the scheduled final maturity date of any Loan allocated to such participation, (ii) a reduction of the principal amount of or the rate of interest payable on any Loan allocated to such participation, or (iii) releasing all or substantially all of the Collateral, and all amounts payable by Borrower hereunder (including amounts payable to such Lender pursuant to subsections 2.6D and 2.7) shall be determined as if such Lender had not sold such participation. Borrower and each Lender hereby acknowledge and agree that, solely for purposes of subsections 10.4 and 10.5, (a) any participation will give rise to a direct obligation of Borrower to the participant and (b) the participant shall be considered to be a "Lender".

               D. Assignments to Federal Reserve Banks. In addition to the assignments and participations permitted under the foregoing provisions of this subsection 10.1, any Lender may assign and pledge all or any portion of its Loans, the other Obligations owed to such Lender, and its Notes to any Federal Reserve Bank as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any operating circular issued by such Federal Reserve Bank; provided that (i) no Lender shall, as between Borrower and such Lender, be relieved of any of its obligations hereunder as a result of any such assignment and pledge and (ii) in no event shall such Federal Reserve Bank be considered to be a "Lender" or be entitled to require the assigning Lender to take or omit to take any action hereunder.

               E. Information. Each Lender may furnish any information concerning Borrowers and their Subsidiaries in the possession of that Lender from time to time to assignees and participants (including prospective assignees and participants), subject to subsection 10.19.

               F. Representations of Lenders. Each Lender listed on the signature pages hereof hereby represents and warrants that it is an Eligible Assignee described in clause (A) of the definition thereof. Each Lender that becomes a party hereto pursuant to an Assignment Agreement shall be deemed to agree that the representations and warranties of such Lender contained in
Section 2(c) of such Assignment Agreement are incorporated herein by this reference.

10.2      Expenses.
----      ---------

               Whether or not the transactions contemplated hereby shall be consummated, Borrower agrees to pay promptly (i) all the actual and reasonable costs and expenses of preparation of the Loan Documents and any consents, amendments, waivers or other modifications thereto; (ii) all the costs of furnishing all opinions by counsel for Borrower (including any opinions requested by Lenders as to any legal matters arising hereunder) and of Borrower's performance of and compliance with all agreements and conditions on its part to be performed or complied with under this Agreement and the other Loan Documents including with respect to confirming compliance with environmental, insurance and solvency requirements; (iii) the reasonable fees, expenses and disbursements of counsel to Administrative Agent in connection with the negotiation, preparation, execution and administration of the Loan Documents and any consents, amendments, waivers or other modifications thereto and any other documents or matters requested by Borrower; (iv) all the actual costs and reasonable expenses of creating and perfecting Liens in favor of Administrative Agent on behalf of Lenders pursuant to any Collateral Document, including filing and recording fees, expenses and taxes, stamp or documentary taxes, search fees, title insurance premiums, and reasonable fees, expenses and disbursements of counsel to Administrative Agent and of counsel providing any opinions that Administrative Agent or Requisite Lenders may request in respect of the Collateral Documents or the Liens created pursuant thereto; (v) all the actual costs and reasonable expenses (including the reasonable fees, expenses and disbursements of any auditors, accountants or appraisers and any environmental or other consultants, advisors and agents employed or retained by Administrative Agent or its counsel) of obtaining and reviewing any appraisals provided for under any Loan Documents, any environmental audits or reports provided for under subsection 6.8B or in connection with the custody or preservation of any of the Collateral; (vi) all other actual and reasonable costs and expenses incurred by Administrative Agent in connection with the syndication of the Commitments and the negotiation, preparation and execution of the Loan Documents and any consents, amendments, waivers or other modifications thereto and the transactions contemplated thereby; and (vii) after the occurrence of an Event of Default, all costs and expenses, including reasonable attorneys' fees (including allocated costs of internal counsel) and costs of settlement, incurred by Administrative Agent and Lenders in enforcing any Obligations of or in collecting any payments due from any Loan Party hereunder or under the other Loan Documents by reason of such Event of Default (including in connection with the sale of, collection from, or other realization upon any of the Collateral or the enforcement of any Guaranty) or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a "work-out" or pursuant to any insolvency or bankruptcy proceedings.

10.3      Indemnity.
----      ----------

               In addition to the payment of expenses pursuant to subsection 10.2, whether or not the transactions contemplated hereby shall be consummated, Borrower agrees to defend (subject to Borrower's selection of counsel with the consent of the Indemnitee, which shall not be unreasonably withheld), indemnify, pay and hold harmless Administrative Agent, and Lenders and the officers, directors, employees, agents and affiliates of Administrative Agent, and Lenders (collectively called the "Indemnitees"), from and against any and all

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

Indemnified Liabilities (as hereinafter defined); provided that Borrower shall not have any obligation to any Indemnitee hereunder with respect to any Indemnified Liabilities to the extent such Indemnified Liabilities arise solely from the gross negligence or willful misconduct of that Indemnitee as determined by a final judgment of a court of competent jurisdiction.

               As used herein, "Indemnified Liabilities" means, collectively, any and all liabilities, obligations, losses, damages (including natural resource damages), penalties, actions, judgments, suits, claims (including Environmental Claims), costs (including the costs of any investigation, study, sampling, testing, abatement, cleanup, removal, remediation or other response action necessary to remove, remediate, clean up or abate any Hazardous Materials Activity), expenses and disbursements of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel for Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened by any Person, whether or not any such Indemnitee shall be designated as a party or a potential party thereto, and any fees or expenses incurred by Indemnitees in enforcing this indemnity), whether direct, indirect or consequential and whether based on any federal, state or foreign laws, statutes, rules or regulations (including securities and commercial laws, statutes, rules or regulations and Environmental Laws), on common law or equitable cause or on contract or otherwise, that may be imposed on, incurred by, or asserted against any such Indemnitee, in any manner relating to or arising out of (i) this Agreement or the other Loan Documents or the Project Documents or the transactions contemplated hereby or thereby (including Lenders' agreement to make the Loans hereunder or the use or intended use of the proceeds thereof or the use or intended use of any thereof, or any enforcement of any of the Loan Documents (including any sale of, collection from, or other realization upon any of the Collateral or the enforcement of any Guaranty), (ii) the statements contained in any commitment letter or term sheet delivered by Lender to Borrower with respect thereto, or (iii) any Environmental Claim or any Hazardous Materials Activity relating to or arising from, directly or indirectly, any past or present activity, operation, land ownership, or practice of Borrower or any of its Subsidiaries.

               To the extent that the undertakings to defend, indemnify, pay and hold harmless set forth in this subsection 10.3 may be unenforceable in whole or in part because they are violative of any law or public policy, Borrower shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by Indemnitees or any of them.

10.4      Set-Off; Security Interest in Deposit Accounts.
----      -----------------------------------------------

               In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence of any Event of Default each Lender is hereby authorized by Borrower at any time or from time to time, without notice to Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, including Indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts) and any other Indebtedness at any time held or owing by that Lender to or for the credit or the account of Borrower against and on account of the obligations and liabilities of Borrower to that Lender under this Agreement, the Letters of Credit and participations therein and the other Loan Documents, including all claims of any nature or description arising out of or connected with this Agreement, the Letters of Credit and participations therein or any other Loan Document, irrespective of whether or not (i) that Lender shall have made any demand hereunder or (ii) the principal of or the interest on the Loans or any amounts in respect of the Letters of Credit or any other amounts due hereunder shall have become due and payable pursuant to
Section 8 and although said obligations and liabilities, or any of them, may be contingent or unmatured. Borrower hereby further grants to Administrative Agent and each Lender a security interest in all deposits and accounts maintained with Administrative Agent or such Lender as security for the Obligations.

10.5      Ratable Sharing.
----      ----------------

               Lenders hereby agree among themselves that if any of them shall, whether by voluntary payment (other than a voluntary prepayment of Loans made and applied in accordance with the terms of this Agreement), by realization upon security, through the exercise of any right of set-off or banker's lien, by counterclaim or cross action or by the enforcement of any right under the Loan Documents or otherwise, or as adequate protection of a deposit treated as cash collateral under the Bankruptcy Code, receive payment or reduction of a proportion of the aggregate amount of principal, interest, amounts payable in respect of Letters of Credit, fees and other amounts then due and owing to that Lender hereunder or under the other Loan Documents (collectively, the "Aggregate Amounts Due" to such Lender) which is greater than the proportion received by any other Lender in respect of the Aggregate Amounts Due to such other Lender, then the Lender receiving such proportionately greater payment shall (i) notify Administrative Agent and each other Lender of the receipt of such payment and
(ii) apply a portion of such payment to purchase participations (which it shall be deemed to have purchased from each seller of a participation simultaneously upon the receipt by such seller of its portion of such payment) in the Aggregate Amounts Due to the other Lenders so that all such recoveries of Aggregate
Amounts Due shall be shared by all Lenders in proportion to the Aggregate Amounts Due to them; provided that if all or part of such proportionately greater payment received by such purchasing Lender is thereafter recovered from such Lender upon the bankruptcy or reorganization of Borrowers or otherwise, those purchases shall be rescinded and the purchase prices paid for such participations shall be returned to such purchasing Lender ratably to the extent of such recovery, but without interest. Borrower expressly consent to the foregoing arrangement and agrees that any holder of a participation so purchased may exercise any and all rights of banker's lien, set-off or counterclaim with respect to any and all monies owing by Borrower to that holder with respect thereto as fully as if that holder were owed the amount of the participation held by that holder.

10.6      Amendments and Waivers.
----      -----------------------

               A. No amendment, modification, termination or waiver of any provision of this Agreement or of the Notes, and no consent to any departure by Borrower therefrom, shall in any event be effective without the written concurrence of Requisite Lenders; provided that no amendment, modification, termination, waiver or consent shall, unless approved in writing and signed by Borrower and all the Lenders, do any of the following: reduce the principal of, or interest on, the Loans or any fees hereunder (other than any waiver of any increase in the interest rate applicable to any of the Loans pursuant to subsection 2.2E); change in any manner the definition of "Pro Rata Share" or the definition of "Requisite Lenders" (it being understood that, with the consent of Requisite Lenders, additional extensions of credit pursuant to this Agreement may be included in "Pro Rata Share" and "Requisite Lenders" on substantially the same terms as the Term Loan Commitments and the Term Loans and the Revolving Loan Commitments and the Revolving Loans); change in any manner any provision of this Agreement which, by its terms, expressly requires the approval or concurrence of all Lenders; postpone any date fixed for the payment in respect of principal of, or interest on, the Loans or any fees hereunder; reduce the amount of; postpone the due date of any amount payable in respect of; extend the expiration date of any Letter of Credit or change the obligations of Lenders relating to the purchase of participations in Letters of Credit; release any Lien granted in favor of Administrative Agent with respect to 25% or more in aggregate fair market value of the Collateral; releases any Subsidiary Guarantor from its obligations under its Guaranty, other than in accordance with the terms of the Loan Documents; or change in any manner the provisions contained in subsection 9.1 or this subsection 10.6; provided further that any such amendment, modification, termination, waiver or consent which increases the amount of the Commitment for any Lender shall be effective only if evidenced by a writing signed by or on behalf of such Lender.

               B. In addition, (i) any amendment, modification, termination or waiver of any of the provisions contained in Section 4 shall be effective only if evidenced by a writing signed by or on behalf of Administrative Agent and Requisite Lenders, (ii) no amendment, modification, termination or waiver of any provision of any Note shall be effective without the written concurrence of the Lender which is the holder of that Note except that to the extent such amendment, modification, termination or waiver would not otherwise require the consent of all Lenders, only the holder of such Note or Notes up to the amount constituting Requisite Lenders shall be required hereunder, (iii) no amendment, modification, termination or waiver of any portion of any Letter of Credit shall be effective without the consent of the Issuing Lender of such Letter of Credit and no amendment, modification, termination or waiver of Section 3 that changes in any manner the rights and obligations of any Issuing Lender in respect of any Letter of Credit shall be effective without the consent of that Issuing Lender, and (iv) no amendment, modification, termination or waiver of any provision of
Section 9 or of any other provision of this Agreement which, by its terms, expressly requires the approval or concurrence of Administrative Agent shall be effective without the written concurrence of Administrative Agent.

               C. Administrative Agent may, but shall have no obligation to, with the concurrence of any Lender, execute amendments, modifications, waivers or consents on behalf of that Lender. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on Borrower in any case shall entitle Borrower to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this subsection 10.6 shall be binding upon each Lender at the time outstanding, each future Lender and, if signed by Borrower, on Borrower.

               D. Notwithstanding the foregoing, if any Lender does not agree to any amendment hereunder requiring the consent of all Lenders and consented to by the Requisite Lenders, then the Borrower may, at their sole expense and effort, upon notice to such Lender and Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in subsection 10.1, including, without limitation, as a condition precedent to such assignment, (i) Administrative Agent's consent to the assignee unless not otherwise required by subsection 10.1 and (ii) payment of the registration fee set forth in subsection 10.1B(i)), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) such Lender shall have received irrevocable payment in full in cash of an amount equal to the outstanding principal of its Loans, accrued interest thereon, and accrued fees and all other Obligations and other amounts payable to it hereunder from the assignee or the Borrower and (ii) such assignment will result in such amendment being approved.

10.7      Independence of Covenants.
----      --------------------------

               All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of an Event of Default or Potential Event of Default if such action is taken or condition exists.

10.8      Notices.
----      --------

               Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile or telex, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed; provided that notices to Administrative Agent shall not be effective until received. For the purposes hereof, the address of each party hereto shall be as set forth under such party's name on the signature pages hereof or (i) as to Borrower and Administrative Agent such other address as shall be designated by such Person in a written notice delivered to the other party hereto and (ii) as to each other party, such other address as shall be designated by such party in a written notice delivered to Administrative Agent.

10.9      Survival of Representations, Warranties and Agreements.
----      -------------------------------------------------------

               A. All representations, warranties and agreements made herein shall survive the execution and delivery of this Agreement and the making of the Loans and the issuance of the Letters of Credit hereunder.

               B. Notwithstanding anything in this Agreement or implied by law to the contrary, the agreements of Borrower set forth in subsections 2.6D, 2.7, 3.5, 3.6, 10.2, 10.3 and 10.4 and the agreements of Lenders set forth in subsection 10.19 shall survive the payment of the Loans and the reimbursement of any amounts drawn thereunder, and the termination of this Agreement.

10.10     Failure or Indulgence Not Waiver; Remedies Cumulative.
-----     ------------------------------------------------------

               No failure or delay on the part of Administrative Agent or any Lender in the exercise of any power, right or privilege hereunder or under any other Loan Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement and the other Loan Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available.

10.11     Marshalling; Payments Set Aside.
-----     --------------------------------

               Neither Administrative Agent nor any Lender shall be under any obligation to marshal any assets in favor of Borrower or any other party or against or in payment of any or all of the Obligations. To the extent that Borrower makes a payment or payments to Administrative Agent or Lenders (or to Administrative Agent for the benefit of Lenders) or Administrative Agent or Lenders or enforce any security interests or exercise their rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, any other state or federal law, common law or any equitable cause, then, to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor or related thereto, shall be revived and continued in full force and effect as if such payment or payments had not been made or such enforcement or setoff had not occurred.

10.12     Severability.
-----     -------------

               In case any provision in or obligation under this Agreement or the Notes shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

10.13     Obligations Several; Independent Nature of Lenders' Rights.
-----     -----------------------------------------------------------

               The obligations of Lenders hereunder are several and no Lender shall be responsible for the obligations or Commitments of any other Lender hereunder. Nothing contained herein or in any other Loan Document, and no action taken by Lenders pursuant hereto or thereto, shall be deemed to constitute Lenders as a partnership, an association, a joint venture or any other kind of entity.

10.14     Headings.
-----     ---------

               Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

10.15     Applicable Law.
-----     ---------------

               THIS  AGREEMENT  AND THE RIGHTS AND  OBLIGATIONS  OF THE  PARTIES
HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

10.16     Successors and Assigns.
-----     -----------------------

               This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders (it being understood that Lenders' rights of assignment are subject to subsection 10.1). Neither Borrower's rights or obligations hereunder nor any interest therein may be assigned or delegated by Borrower without the prior written consent of all Lenders.

10.17     Consent to Jurisdiction and Service of Process.
-----     -----------------------------------------------

               ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST BORROWER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY OBLIGATIONS THEREUNDER, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, BORROWER, FOR THEMSELVES AND IN CONNECTION WITH THEIR PROPERTIES, IRREVOCABLY

               (I)  ACCEPTS  GENERALLY  AND   UNCONDITIONALLY  THE  NONEXCLUSIVE
               JURISDICTION AND VENUE OF SUCH COURTS;

               (II) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS;

               (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO BORROWER AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SUBSECTION 10.8;

               (IV) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER BORROWER IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT;

               (V) AGREES THAT LENDER RETAINS THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST BORROWER IN THE COURTS OF ANY OTHER JURISDICTION; AND

               (VI) AGREES THAT THE PROVISIONS OF THIS SUBSECTION 10.17 RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER NEW YORK GENERAL OBLIGATIONS LAW
               SECTION 5-1402 OR OTHERWISE.

10.18     Waiver of Jury Trial.
-----     ---------------------

               EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION OR THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL

INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SUBSECTION 10.18 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS MADE HEREUNDER. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

10.19     Confidentiality.
-----     ----------------

               Each Lender shall hold all non-public information obtained pursuant to the requirements of this Agreement in accordance with such Lender's customary procedures for handling confidential information of this nature and in accordance with safe and sound banking or investment practices, it being understood and agreed by Borrower that in any event such Lender may make disclosures to Affiliates of such Lender or disclosures reasonably required by any bona fide assignee, transferee or participant in connection with the contemplated assignment or transfer by such Lender of any Loans or any participations therein (provided that such assignee, transferee or participant agrees to also be bound by this subsection 10.19), or disclosures required or requested by any governmental agency or representative thereof or pursuant to legal process; provided that, unless specifically prohibited by applicable law or court order, each Lender shall notify Borrower of any request by any governmental agency or representative thereof (other than any such request in connection with any examination of the financial condition of such Lender by such governmental agency) for disclosure of any such non-public information; and provided, further that in no event shall any Lender be obligated or required to return any materials furnished by Borrower or any of its Subsidiaries.

10.20     Counterparts; Effectiveness.
-----     ----------------------------

               This Agreement and any amendments, waivers, consents or supplements hereto or in connection herewith may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Agreement shall become effective as of the date hereof.

10.21     Gaming Authorities.
-----     -------------------

               The Administrative Agent and each Lender agree to cooperate with the Nevada Gaming Authorities in connection with the administration of their regulatory jurisdiction over the Borrower and its Subsidiaries, including, without limitation, to the extent not inconsistent with the internal policies of such Lender or Issuing Lender and any applicable legal or regulatory restrictions the provision of such documents or other information as may be requested by any such Nevada Gaming Authority relating to the Administrative Agent or any of the Lenders, or Borrower or any of its Subsidiaries, or to the Loan Documents. Notwithstanding any other provision of the Agreement, Borrower expressly authorizes Administrative Agent to cooperate with the Nevada Gaming Authorities as described above.

10.22     No Recourse or Guaranty.
-----     ------------------------

               Lenders hereby  acknowledges and agrees that the Loans to be made hereunder shall constitute Indebtedness of the Borrower only and that no recourse shall be had to LVSI, Venetian, Adelson or any of their Affiliates or Subsidiaries (excluding the Borrower), or to any assets owned or held by any of them, including, without limitation, the Venetian Casino Resort, for any and all payments due hereunder, including, without limitation, for payments of principal, interest, fees, indemnities, liabilities, costs and expenses. Lender acknowledges further that Adelson, LVSI, Venetian, and any of their Affiliates or Subsidiaries (excluding the Borrower) are not providing any guaranties, collateral, security interests, or other credit enhancement or support in connection with the Loans and the Commitments hereunder. Nothing set forth herein shall limit any obligations of Venetian under the Phase II Lease.


                  [Remainder of page intentionally left blank]

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                  BORROWER:
                             LIDO CASINO RESORT, LLC


                             By: Lido Casino Resort Holding Company, LLC, as managing member

                             By:  Lido Intermediate Holding Company, LLC,
                                  as managing member

                             By:  Venetian Casino Resort, LLC, as sole member

                             By:  Las Vegas Sands Inc., as managing member


                             By:  /s/David Friedman
                                  ----------------------------------------------
                                  Name:         David Friedman
                                  Title:        Secretary


                             Notice Address:

                                  3355 Las Vegas Boulevard South
                                  Room 1A
                                  Las Vegas, Nevada 89109
                                  Attention:   General Counsel
                                  Telefax:     (702) 733-5499

                  AGENT AND LENDERS:

                             THE BANK OF NOVA SCOTIA, individually
                             and as Administrative Agent



                             By:    /s/Alan W. Pendergast
                                    -----------------------------------
                                    Name:       Alan W. Pendergast
                                    Title:      Managing Director


                             Notice Address:

                                  The Bank of Nova Scotia
                                  580 California Street, Suite 2100
                                  San Francisco, California 94104
                                  Attention:   Alan Pendergast
                                  Telefax:     (415) 397-0791


                             With copy to:

                                  The Bank of Nova Scotia
                                  600 Peachtree Street, N.E.
                                  Atlanta, Georgia 30308
                                  Attention: Craig Subryan
                                  Telefax: (404) 888-8998

                                CREDIT AGREEMENT


                          DATED AS OF OCTOBER 19, 2001


                                     BETWEEN

                             LIDO CASINO RESORT, LLC
                                  as Borrower,



                                       and



                             THE BANK OF NOVA SCOTIA
                             as Administrative Agent

                                       and

                              LENDERS party thereto

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Section 1.     DEFINITIONS.....................................................1

       1.1     Certain Defined Terms...........................................1

       1.2     Accounting Terms; Utilization of GAAP for Purposes of
               Calculations Under Agreement ..................................18

       1.3     Other Definitional Provisions and Rules of Construction........18


Section 2.     AMOUNTS AND TERMS OF COMMITMENT AND LOANS......................19

       2.1     Commitments; Making of Loans; the Register; Notes..............19

       2.2     Interest on the Loans..........................................23

       2.3     Commitment Fees................................................25

       2.4     Repayments, Prepayments and Reductions in Commitment;
               General Provisions Regarding Payments .........................25

       2.5     Use of Proceeds................................................28

       2.6     Special Provisions Governing Eurodollar Rate Loans.............28

       2.7     Increased Costs; Taxes; Capital Adequacy.......................29

       2.8     Obligation of Lenders to Mitigate..............................33


Section 3.     LETTERS OF CREDIT..............................................33

       3.1     Issuance of Letters of Credit and Lenders' Purchase of
               Participations Therein ........................................33

       3.2     Letter of Credit Fees..........................................35

       3.3     Drawings and Reimbursement of Amounts Paid Under
               Letters of Credit .............................................36

       3.4     Obligations Absolute...........................................37

       3.5     Indemnification; Nature of Issuing Lenders' Duties.............38

       3.6     Increased Costs and Taxes Relating to Letters of Credit........39


Section 4.     CONDITIONS TO LOANS AND LETTERS OF CREDIT......................39

       4.1     Conditions to the Occurrence of the Closing Date...............39

       4.2     Conditions to all Loans on or after the Closing Date...........42

       4.3     Conditions to Letters of Credit................................43


Section 5.     BORROWER'S REPRESENTATIONS AND WARRANTIES......................43

       5.1     Organization, Powers, Qualification, Good Standing,
               Business and Subsidiaries .....................................43

       5.2     Authorization of Borrowing, etc................................43

       5.3     Financial Condition............................................44

       5.4     No Material Adverse Change; No Restricted Junior
               Payments ......................................................44

       5.5     Title to Properties; Liens; Real Property......................44

       5.6     Litigation; Adverse Facts......................................44

       5.7     Payment of Taxes...............................................45

       5.8     Performance of Agreements; Materially Adverse
               Agreements; Material Contracts ................................45

       5.9     Governmental Regulation........................................45


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
       5.10    Securities Activities..........................................46

       5.11    Employee Benefit Plans.........................................46

       5.12    Certain Fees...................................................46

       5.13    Environmental Protection.......................................46

       5.14    Employee Matters...............................................47

       5.15    Solvency.......................................................47

       5.16    Matters Relating to Collateral.................................47

       5.17    Proper Subdivision.............................................47


Section 6.     BORROWER'S AFFIRMATIVE COVENANTS...............................48

       6.1     Financial Statements and Other Reports.........................48

       6.2     Corporate Existence, etc.......................................51

       6.3     Payment of Taxes and Claims; Tax Consolidation.................51

       6.4     Maintenance of Properties; Insurance; Application of
               Net Loss Proceeds .............................................51

       6.5     Inspection; Lender Meeting.....................................53

       6.6     Compliance with Laws, etc.; Permits............................53

       6.7     Environmental Review and Investigation, Disclosure,
               Etc.; Borrower's Actions Regarding Hazardous Materials Activities, Environmental Claims and Violations of
               Environmental Laws ............................................53

       6.8     Compliance with Material Contracts.............................55

       6.9     Further Assurances.............................................55

       6.10    Execution of Subsidiary Guaranty and Personal Property
               Collateral Documents by Future Subsidiaries ...................56


Section 7.     BORROWER'S NEGATIVE COVENANTS..................................56

       7.1     Indebtedness...................................................56

       7.2     Liens and Related Matters......................................57

       7.3     Investments; Joint Ventures; Formation of Subsidiaries.........57

       7.4     Contingent Obligations.........................................58

       7.5     Restricted Junior Payments.....................................58

       7.6     [Intentionally Omitted.].......................................58

       7.7     Restriction on Fundamental Changes; Asset Sales and
               Acquisitions ..................................................58

       7.8     Sales and Lease-Backs..........................................59

       7.9     Sale or Discount of Receivables................................59

       7.10    Transactions with Shareholders and Affiliates..................59

       7.11    Disposal of Subsidiary Stock...................................60

       7.12    Conduct of Business............................................60

       7.13    Certain Restrictions on Changes to Operative Documents,
               Permits .......................................................60

       7.14    Borrower Expenditures..........................................60

       7.15    Fiscal Year....................................................61

       7.16    Zoning and Contract Changes and Compliance.....................61

       7.17    No Joint Assessment; Separate Lots.............................61

       7.18    Restriction on Adelson Indebtedness............................61


Section 8.     EVENTS OF DEFAULT..............................................61

       8.1     Failure to Make Payments When Due..............................61

       8.2     Default under Other Indebtedness or Contingent
               Obligations ...................................................61

       8.3     Breach of Certain Covenants....................................62

       8.4     Breach of Warranty.............................................62

       8.5     Other Defaults Under Loan Documents............................62

       8.6     Involuntary Bankruptcy; Appointment of Receiver, etc...........62

       8.7     Voluntary Bankruptcy; Appointment of Receiver, etc.............62

       8.8     Judgments and Attachments......................................63

       8.9     Dissolution....................................................63

       8.10    Employee Benefit Plans.........................................63

       8.11    Change in Control..............................................63

       8.12    Failure of Guaranty; Repudiation of Obligations................63

       8.13    Default Under or Termination of Operative Documents............63

       8.14    Default Under or Termination of Permits........................63

       8.15    Default Under or Termination of the Phase II Lease.............64


Section 9.     ADMINISTRATIVE AGENT...........................................64

       9.1     Appointment....................................................64

       9.2     Powers and Duties; General Immunity............................65

       9.3     Representations and Warranties; No Responsibility For
               Appraisal of Credit Worthiness ................................66

       9.4     Right to Indemnity.............................................66

       9.5     Successor Administrative Agent.................................66

       9.6     Collateral Documents and Subsidiary Guaranties.................66


Section 10.    MISCELLANEOUS..................................................67

       10.1    Assignments and Participations in Loans........................67

       10.2    Expenses ......................................................69

       10.3    Indemnity .....................................................69

       10.4    Set-Off; Security Interest in Deposit Accounts ................70

       10.5    Ratable Sharing ...............................................70

       10.6    Amendments and Waivers ........................................71

       10.7    Independence of Covenants .....................................72

       10.8    Notices .......................................................72

       10.9    Survival of Representations, Warranties and Agreements ........72

       10.10   Failure or Indulgence Not Waiver; Remedies Cumulative .........72

       10.11   Marshalling; Payments Set Aside ...............................72

       10.12   Severability ..................................................72

       10.13   Obligations Several; Independent Nature of Lenders'
               Rights ........................................................73

       10.14   Headings ......................................................73

       10.15   Applicable Law ................................................73

       10.16   Successors and Assigns ........................................73

       10.17   Consent to Jurisdiction and Service of Process ................73

       10.18   Waiver of Jury Trial ..........................................73

       10.19   Confidentiality ...............................................74

       10.20   Counterparts; Effectiveness ...................................74

       10.21   Gaming Authorities ............................................74

       10.22   No Recourse or Guaranty .......................................74


Signature pages .............................................................S-1

                                   SCHEDULES


2.1         LENDERS' COMMITMENTS AND PRO RATA SHARES
5.1A        JURISDICTION OF ORGANIZATIONS
5.1C        OWNERSHIP OF BORROWER
5.1E        OPTIONS
5.4         RESTRICTED JUNIOR PAYMENTS
5.5         REAL PROPERTY
5.6         LITIGATION
5.8         MATERIAL CONTRACTS
5.11        CERTAIN EMPLOYEE BENEFIT PLANS
5.13        ENVIRONMENTAL MATTERS
7.2         CERTAIN EXISTING LIENS

                                    EXHIBITS


I           FORM OF NOTICE OF BORROWING FOR LOANS
II          FORM OF NOTICE OF CONVERSION/CONTINUATION
III-A       FORM OF TERM NOTE
III-B       FORM OF REVOLVING NOTE
IV          FORM OF COMPLIANCE CERTIFICATE
V-A         FORM OF OPINION OF PAUL, WEISS, RIFKIND, WHARTON & GARRISON
V-B         FORM OF OPINION OF LIONEL SAWYER & COLLINS
VI          FORM OF CERTIFICATE RE NON-BANK STATUS
VII         FORM OF COMPANY SECURITY AGREEMENT
VIII        FORM OF DEED OF TRUST
IX          FORM OF NOTICE OF ISSUANCE OF LETTER OF CREDIT
X           FORM OF ASSIGNMENT AGREEMENT
XI          FORM OF FINANCIAL CONDITION CERTIFICATE
XII         DESCRIPTION OF LAND
XIII        FORM OF AGREEMENT OF JOINDER